                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07873

                             Nuveen Municipal Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: April 30
                                               --------

                      Date of reporting period: April 30, 2004
                                                --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated April 30,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund



[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

June 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report l Page 1

  Portfolio Managers' Comments

  In the following discussion, portfolio managers John Miller, Tom Futrell, Tom O'Shaughnessy, Bill Fitzgerald, and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. John Miller, who has 10 years of investment experience with Nuveen Investments, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Tom Futrell has 21 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since January 2003. Tom O'Shaughnessy, who managed the Nuveen Insured Municipal Bond Fund from January 2003 through May 2004, has 21 years of investment experience. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since January 2003; he has 16 years of investment experience. Dan Solender, manager of the Nuveen Limited Term Municipal Bond Fund, assumed management of the Fund in November 2003 and has 17 years of investment experience.

  After the end of the reporting period, Dan Solender assumed responsibility for managing the Nuveen Insured Municipal Bond Fund from Tom O'Shaughnessy. This does not change the Fund's investment objectives, policies or day-to-day portfolio management practices.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-months ended April 30, 2004?

When the 12-month period began, the U.S. economy was still relatively sluggish. However, a growing amount of data was beginning to suggest that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product soared to an annualized growth rate of 8.2 percent, the fastest annualized quarterly growth rate in nearly 20 years and well more than double the prior quarter's performance. Although this rapid pace was not considered sustainable, the economy continued to turn in a steady performance for the rest of the reporting period, expanding at an annualized rate of 4.1 percent in the fourth quarter of 2003 and 4.4 percent in the first three months of 2004.

Continued low interest rates were a major reason for the economy's strong recovery. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003 the Federal Reserve Board, seeking to stimulate the economy, cut rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive early in the 12-month period, as yields fell and prices rose (bond yields and prices move in opposite directions). As investors became more confident in the economic recovery and were more willing to assume risk, they looked increasingly to high-yield bonds, which were desirable because of the relatively significant amount of income they provided against a backdrop of low interest rates.

For several months last summer, amid growing evidence of an economic recovery, bond investors started worrying about the potential for inflation and rising interest rates. Fears of rate increases led to sharply rising long-term bond yields. The spike in yields turned out to be short lived, however, as surprisingly weak employment data suggested the economy was still vulnerable and that inflation would be manageable. Bond yields fell through much of the fall and winter. Toward the end of the period, as unmistakable signs of economic growth and rising prices began to surface, investors became convinced that a near-term rate hike was coming from the Fed. For the period, interest rates rose 0.29 percent as measured by the Bond Buyer 20 Index.

During most of the reporting period, new municipal bond issuance was substantial. During calendar year 2003, when yields generally were low and issuers were eager to refinance older debt at attractive interest rates, national municipal supply was $383 billion, 7 percent more than in 2002. Much of this supply was concentrated in the early

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 2

Class A Shares--
Average Annual Total Returns on NAV
as of 4/30/04
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen High Yield Municipal Bond Fund   11.01%   N/A     N/A
         Lipper High Yield Municipal Debt Funds
           Category Average/1/                    5.75% 3.21%   5.06%
         Lehman Brothers High Yield Municipal
           Bond Index/2/                         14.51% 4.69%     N/A
         -------------------------------------------------------------

         Nuveen All-American Municipal
           Bond Fund                              3.31% 4.13%   5.90%
         Lipper General Municipal Debt Funds
           Category Average/3/                    2.23% 4.13%   5.48%
         Lehman Brothers Municipal Bond Index/4/  2.68% 5.44%   6.46%
         -------------------------------------------------------------

         Nuveen Insured Municipal Bond Fund       1.50% 4.45%   5.82%
         Lipper Insured Municipal Debt Funds
           Category Average/5/                    1.05% 4.31%   5.53%
         Lehman Brothers Insured Municipal
           Bond Index/6/                          2.41% 5.64%   6.67%
         -------------------------------------------------------------

         Nuveen Intermediate Duration
           Municipal Bond Fund                    1.86% 3.97%   5.46%
         Lipper General Municipal Debt Funds
           Category Average/3/                    2.23% 4.13%   5.48%
         Lehman Brothers 7-Year Municipal
           Bond Index/7/                          2.34% 5.44%   6.06%
         -------------------------------------------------------------

         Nuveen Limited Term Municipal Bond
           Fund                                   2.53% 4.09%   4.75%
         Lipper Short-Intermediate Municipal
           Debt Funds Category Average/8/         1.62% 3.87%   4.54%
         Lehman Brothers 5-Year Municipal
           Bond Index/9/                          1.73% 5.13%   5.58%
         -------------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

part of the period, before market interest rates rose during the summer. Comparatively less attractive yields led to a decline in municipal issuance in the first four months of 2004; during that time frame, new supply was just $110 billion, a 9 percent decrease from the first four months of 2003.

How did the Funds perform during the 12 months ended April 30, 2004?

The accompanying table provides total return information for each Fund (Class A shares at net asset value) for the periods ended April 30, 2004, as well as a comparison of each Fund's total return with its corresponding Lipper peer group average and relevant Lehman Brothers Index.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be higher or lower than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund


--------------------------------------------------------------------------------
1The Lipper peer group returns represent the average annualized total return of the 80, 55 and 27 funds in the Lipper High Yield Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended April 30, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group returns represent the average annualized total return of the 297, 231 and 123 funds in the Lipper General Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
4The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
5The Lipper peer group returns represent the average annualized total return of the 49, 43 and 27 funds in the Lipper Insured Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
6The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa. An index is not available for direct investment.
7The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.
8The Lipper peer group returns represent the average annualized total return of the 37, 29 and 15 funds in the Lipper Short-Intermediate Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
9The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.

                            Annual Report l Page 3
will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2004, all of the Funds in this report had negative UNII.

What strategies were used to manage these Funds during the 12 months ended April 30, 2004, and how did these strategies influence performance throughout the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied due to their differing investment objectives and a variety of unique circumstances. We outline some of these circumstances below, as well as provide more information about our management in response to these circumstances.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund outperformed its Lipper peer group average during the 12-month period, but trailed the results of the national Lehman Brothers High Yield Municipal Bond Index. The Fund's somewhat less aggressive positioning contributed to its underperformance relative to the Lehman Brothers index. For example, the Lehman index was composed entirely of below-investment-grade securities, while the Fund maintained a degree of exposure to BBB-rated bonds and even a small amount of insured securities that we believed offered compelling value. This stance produced a modest drag on Fund results during a period that was generally favorable for lower-rated bonds. Also, the Lehman index contained greater relative concentrations than the Fund in the airline and nursing-home sectors, two areas that performed especially well during this period.

The Fund's strong total return relative to its Lipper peer group average, however, can be attributed primarily to favorable security selection. In particular, none of the Fund's holdings suffered from any significant credit deterioration during the period. Besides avoiding potential credit problems, the Fund also benefited from the improving credit characteristics of some of our holdings.

Our basic management strategy remained consistent throughout the period. When making new purchases, we favored "essential purpose" bonds, as we believed their essential nature would make them more resilient to the effects of interest-rate changes and a fluctuating economy. For example, we maintained the portfolio's holdings in bonds from the community development district, hospital, and charter school sectors, all areas that performed well for the Fund during the period.

As the period progressed, we reduced new purchases of corporate-backed bonds. Most of the Fund's corporate-backed investments performed very well during the period, and it became increasingly difficult to identify new bonds in this area that could be purchased for what we believed were attractive prices. We continued to invest in corporate-backed securities when we believed doing so would be beneficial to our shareholders, but in general we found better value opportunities elsewhere in the market.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund outperformed both its Lipper peer group average as well as the national Lehman Brothers Municipal Bond Index during the 12-month reporting period. The Fund benefited from its holdings in certain strong-performing sectors. For example, the Fund was helped by its position in healthcare bonds and by its holdings in lower-rated investment-grade securities. These lower-rated bonds gained in the recent market environment, as an improving economy gave investors more confidence in the prospects of issuers with somewhat weaker credit characteristics. At the end of the reporting period, approximately 15 percent of the portfolio was in investment-grade BBB-rated securities.

As the period progressed, we sought to better position the Fund for a possible rise in interest rates by adding to the Fund's weighting in bonds rated AAA and AA and looking to make more purchases in the 18- to 22-year portion of the yield curve. We


                            Annual Report l Page 4
believed that securities with these maturity dates offered shareholders the most attractive total-return prospects. By contrast, we generally avoided making purchases of bonds with maturities exceeding 22 years because we did not believe those securities provided us with enough added yield to compensate for the extra interest-rate risk.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund outperformed its Lipper peer group average but trailed the national Lehman Brothers Insured Municipal Bond Index. During the period our management strategy tracked the following themes: 1) We sought to maintain the Fund's duration at what we believed was an appropriate level of interest-rate sensitivity; 2) We looked to invest in bonds with 10- to 20-year maturities which have strong total return potential given the current steep shape of the yield curve; and 3) We sought to gradually reduce the amount of bonds in the portfolio subject to the alternative minimum tax.

The Fund's total return during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds with very short maturities underperformed during much of the fiscal year due to the generally favorable market conditions during the reporting period. This had an impact on the performance of bonds that have been refunded to dates within the next two years.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund's total return trailed both the Lehman Brothers 7-Year Municipal Bond Index as well as the Lipper General Municipal Debt Funds Category average for the 12-month period. Relative to its Lipper peer group average, the Fund's performance was influenced by its greater proportion of assets in the intermediate segment of the yield curve, especially bonds with 13- to 18-year maturities. The Fund's Lipper category average was more modestly invested in these credits and heavily weighted in 21-year and longer bonds, which were stronger performers during the past year. The Fund's more-defensive posture offered less coupon income but more protection from rising rates; we believed this stance positioned the portfolio well for a potential increase in interest rates from current historically low levels.

During the period we looked for buying opportunities in the healthcare and tax obligation/general sectors. Because many healthcare projects are so important to local communities, they tend to be more financially stable than certain other projects. Second, the healthcare sector provided us with what we believed were a variety of attractively valued lower-rated investment-grade opportunities. In the tax obligation/general sector, we took advantage of the increase in and widening of credit spreads that accompanied the efforts of state governments to balance their budgets.

Another management theme during the period was to reduce the Fund's exposure to prerefunded bonds along with bonds we believed were likely to be called in the near future. Because both types of securities were going to exit the portfolio within a year, we sought to identify opportune times to sell these bonds and reinvest the proceeds in longer maturity bonds that provided more income. During the reporting period, we sought investment opportunities in BBB-rated bonds, increasing the allocation to such bonds from 9 percent to 12 percent over the last 12-months.

Nuveen Limited Term Municipal Bond Fund

The Fund's total return outperformed both its Lipper peer group average as well as the Lehman Brothers 5-Year Municipal Bond Index during this reporting period. We attribute the outperformance primarily to our weighting in BBB-rated bonds. These lower-rated investment-grade securities generally outperformed their higher-quality counterparts during most of the 12-month period and provided the Fund with added income. The Fund's airline bonds also contributed positively to results. Prior to the start of the period, the airline sector faced many financial challenges. We had


                            Annual Report l Page 5
decided, however, to remain patient with our airline holdings, and this patience was rewarded by generally strong performance during the 12-month period as airlines generally benefited along with the recovering economy.

Throughout the period, we also looked to add gradually to the Fund's BBB-rated holdings. The portfolio's weighting in this area of the market rose from 19 percent at the beginning of the period to 23 percent at its end. At first, credit spreads were at very wide levels, indicating that BBB-rated bonds were offering investors considerably more yield than could be obtained from AAA-rated securities. Because of our confidence in Nuveen's research team, we were willing to assume the added risk of investing in these lower-rated bonds because we believed their higher interest payments provided a compelling risk-reward tradeoff over the short time to maturity for bonds in this portfolio.

As the period progressed, we added to our weighting in the healthcare sector when we uncovered bonds that we believed offered strong value. We also increased our position in general obligation bonds, which we favored because of their liquidity and generally moderate credit risk, and ability to allow us to easily target the portions of the yield curve with the best total return potential. Finally, we looked to manage the Fund's sensitivity to interest-rate changes by slightly reducing duration. Interest rates remained at historically low levels, despite a run-up toward the end of the reporting period. By shortening the Fund's duration, we sought to avoid some of the drag on performance that would result if interest rates continued to rise.


                            Annual Report l Page 6

                                    [CHART]

                      Nuveen High Yield Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment*

                Lehman Brothers       Nuveen High Yield       Nuveen High Yield
                High Yield            Municipal Bond          Municipal Bond
                Municipal Bond        Fund (NAV)              Fund (Offer Price)
                Index $12,662         $14,232                 $13,635

6/99            10,000                 10,000                    9,580
7/99            10,053                 10,005                    9,585
8/99             9,960                  9,899                    9,483
9/99             9,963                  9,906                    9,490
10/99            9,770                  9,825                    9,412
11/99            9,840                  9,879                    9,464
12/99            9,696                  9,817                    9,405
1/00             9,581                  9,799                    9,387
2/00             9,673                  9,898                    9,482
3/00             9,833                 10,055                    9,633
4/00             9,809                 10,016                    9,595
5/00             9,783                  9,962                    9,544
6/00             9,920                 10,103                    9,678
7/00            10,020                 10,211                    9,783
8/00            10,201                 10,277                    9,846
9/00            10,214                 10,266                    9,835
10/00           10,247                 10,377                    9,941
11/00           10,219                 10,405                    9,968
12/00           10,287                 10,528                   10,086
1/01            10,421                 10,579                   10,135
2/01            10,496                 10,641                   10,194
3/01            10,593                 10,858                   10,402
4/01            10,539                 10,869                   10,413
5/01            10,654                 11,054                   10,590
6/01            10,751                 11,251                   10,779
7/01            10,905                 11,560                   11,075
8/01            11,093                 11,800                   11,305
9/01            10,811                 11,643                   11,154
10/01           10,781                 11,744                   11,251
11/01           10,768                 11,746                   11,252
12/01           10,746                 11,717                   11,225
1/02            10,847                 11,796                   11,301
2/02            10,926                 11,930                   11,429
3/02            10,987                 12,004                   11,499
4/02            11,103                 12,145                   11,634
5/02            11,146                 12,275                   11,759
6/02            11,224                 12,424                   11,902
7/02            11,132                 12,438                   11,916
8/02            11,034                 12,440                   11,917
9/02            10,837                 12,541                   12,015
10/02           10,494                 12,362                   11,842
11/02           10,738                 12,452                   11,929
12/02           10,958                 12,651                   12,120
1/03            10,964                 12,621                   12,091
2/03            11,021                 12,771                   12,234
3/03            10,797                 12,721                   12,187
4/03            11,057                 12,820                   12,282
5/03            11,469                 13,200                   12,646
6/03            11,625                 13,255                   12,698
7/03            11,496                 13,092                   12,542
8/03            11,537                 13,173                   12,620
9/03            11,915                 13,468                   12,902
10/03           12,112                 13,570                   13,000
11/03           12,266                 13,767                   13,189
12/03           12,406                 13,927                   13,342
1/04            12,645                 14,173                   13,578
2/04            12,802                 14,394                   13,789
3/04            12,796                 14,409                   13,804
4/04            12,662                 14,232                   13,635


================================================================================

                                    [CHART]

                     Nuveen All-American Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment


                                                              Nuveen All-
                Lehman Brothers       Nuveen All-             American Municipal
                Municipal Bond        American Municipal      Bond Fund
                Index                 Bond Fund (NAV)         (Offer Price)
                $18,869               $17,739                 $16,994

 4/94            10,000                10,000                   9,580
 5/94            10,087                10,127                   9,702
 6/94            10,025                10,071                   9,648
 7/94            10,209                10,267                   9,835
 8/94            10,245                10,280                   9,848
 9/94            10,094                10,107                   9,683
10/94             9,914                 9,887                   9,472
11/94             9,735                 9,683                   9,277
12/94             9,949                 9,922                   9,506
 1/95            10,234                10,222                   9,793
 2/95            10,531                10,529                  10,087
 3/95            10,653                10,601                  10,156
 4/95            10,665                10,612                  10,166
 5/95            11,006                10,938                  10,478
 6/95            10,910                10,837                  10,382
 7/95            11,013                10,922                  10,463
 8/95            11,153                11,047                  10,583
 9/95            11,224                11,110                  10,644
10/95            11,386                11,278                  10,804
11/95            11,575                11,518                  11,035
12/95            11,686                11,655                  11,166
 1/96            11,775                11,699                  11,207
 2/96            11,695                11,654                  11,165
 3/96            11,546                11,476                  10,994
 4/96            11,513                11,422                  10,942
 5/96            11,509                11,444                  10,963
 6/96            11,634                11,582                  11,096
 7/96            11,740                11,691                  11,200
 8/96            11,738                11,692                  11,201
 9/96            11,902                11,887                  11,388
10/96            12,036                12,030                  11,525
11/96            12,257                12,249                  11,734
12/96            12,308                12,216                  11,703
 1/97            12,332                12,239                  11,725
 2/97            12,445                12,363                  11,843
 3/97            12,279                12,239                  11,725
 4/97            12,383                12,363                  11,843
 5/97            12,568                12,532                  12,006
 6/97            12,703                12,680                  12,147
 7/97            13,055                13,081                  12,531
 8/97            12,932                12,989                  12,443
 9/97            13,086                13,138                  12,587
10/97            13,170                13,243                  12,687
11/97            13,247                13,326                  12,766
12/97            13,441                13,537                  12,969
 1/98            13,579                13,678                  13,104
 2/98            13,583                13,701                  13,126
 3/98            13,595                13,736                  13,159
 4/98            13,534                13,638                  13,065
 5/98            13,748                13,866                  13,284
 6/98            13,802                13,926                  13,341
 7/98            13,836                13,959                  13,373
 8/98            14,051                14,152                  13,557
 9/98            14,226                14,334                  13,732
10/98            14,226                14,270                  13,670
11/98            14,276                14,330                  13,728
12/98            14,312                14,341                  13,739
 1/99            14,482                14,474                  13,867
 2/99            14,418                14,434                  13,828
 3/99            14,439                14,443                  13,836
 4/99            14,475                14,489                  13,880
 5/99            14,391                14,409                  13,804
 6/99            14,184                14,151                  13,557
 7/99            14,235                14,160                  13,565
 8/99            14,121                13,950                  13,364
 9/99            14,126                13,894                  13,311
10/99            13,974                13,644                  13,071
11/99            14,122                13,732                  13,155
12/99            14,016                13,575                  13,005
 1/00            13,956                13,427                  12,863
 2/00            14,118                13,608                  13,037
 3/00            14,427                13,909                  13,325
 4/00            14,342                13,838                  13,257
 5/00            14,267                13,713                  13,137
 6/00            14,645                14,019                  13,430
 7/00            14,849                14,231                  13,633
 8/00            15,077                14,471                  13,864
 9/00            14,999                14,413                  13,807
10/00            15,162                14,518                  13,908
11/00            15,278                14,555                  13,944
12/00            15,655                14,911                  14,284
 1/01            15,810                15,031                  14,400
 2/01            15,861                15,125                  14,489
 3/01            16,003                15,260                  14,620
 4/01            15,831                15,116                  14,481
 5/01            16,002                15,309                  14,666
 6/01            16,109                15,461                  14,812
 7/01            16,347                15,699                  15,039
 8/01            16,617                16,024                  15,351
 9/01            16,560                15,804                  15,140
10/01            16,757                15,973                  15,302
11/01            16,617                15,823                  15,159
12/01            16,459                15,703                  15,043
 1/02            16,744                15,888                  15,221
 2/02            16,946                16,091                  15,415
 3/02            16,614                15,881                  15,214
 4/02            16,938                16,116                  15,439
 5/02            17,041                16,218                  15,537
 6/02            17,221                16,381                  15,693
 7/02            17,443                16,560                  15,864
 8/02            17,652                16,679                  15,978
 9/02            18,039                17,026                  16,310
10/02            17,740                16,537                  15,843
11/02            17,666                16,582                  15,885
12/02            18,039                16,964                  16,252
 1/03            17,993                16,855                  16,147
 2/03            18,245                17,083                  16,366
 3/03            18,256                17,002                  16,288
 4/03            18,377                17,170                  16,449
 5/03            18,807                17,556                  16,819
 6/03            18,727                17,502                  16,767
 7/03            18,071                16,847                  16,140
 8/03            18,206                16,920                  16,210
 9/03            18,741                17,457                  16,723
10/03            18,647                17,402                  16,671
11/03            18,842                17,670                  16,928
12/03            18,998                17,812                  17,064
 1/04            19,106                17,951                  17,197
 2/04            19,394                18,300                  17,532
 3/04            19,326                18,192                  17,428
 4/04            18,869                17,739                  16,994



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

--------------------------------------------------------------------------------
*The Nuveen High Yield Municipal Bond Fund's inception date is 6/7/99. This data represents returns for the period from 6/30/99 to 4/30/04, as returns for the Lehman Brothers High Yield Municipal Bond Index are calculated on a calendar-month basis.


                            Annual Report l Page 7

                                    [CHART]

                       Nuveen Insured Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                Lehman Brothers         Nuveen Insured      Nuveen Insured
                Insured Municipal       Municipal Bond      Municipal Bond
                Bond Index              Fund (NAV)          Fund (Offer Price)
                $18,956                 $17,610             $16,870

 4/94           10,000                  10,000               9,580
 5/94           10,087                  10,114               9,689
 6/94           10,025                  10,051               9,629
 7/94           10,209                  10,245               9,815
 8/94           10,245                  10,241               9,811
 9/94           10,094                  10,068               9,645
10/94            9,914                   9,851               9,437
11/94            9,735                   9,614               9,210
12/94            9,949                   9,963               9,545
 1/95           10,234                  10,293               9,861
 2/95           10,531                  10,644              10,197
 3/95           10,653                  10,731              10,281
 4/95           10,665                  10,726              10,275
 5/95           11,006                  11,165              10,696
 6/95           10,910                  10,973              10,512
 7/95           11,013                  10,999              10,537
 8/95           11,153                  11,140              10,672
 9/95           11,224                  11,208              10,737
10/95           11,386                  11,435              10,955
11/95           11,575                  11,695              11,204
12/95           11,686                  11,858              11,360
 1/96           11,775                  11,906              11,406
 2/96           11,695                  11,804              11,308
 3/96           11,525                  11,550              11,065
 4/96           11,485                  11,500              11,017
 5/96           11,479                  11,516              11,032
 6/96           11,614                  11,641              11,152
 7/96           11,721                  11,755              11,261
 8/96           11,716                  11,749              11,255
 9/96           11,888                  11,941              11,440
10/96           12,028                  12,047              11,541
11/96           12,265                  12,284              11,768
12/96           12,202                  12,233              11,720
 1/97           12,219                  12,172              11,661
 2/97           12,331                  12,281              11,765
 3/97           12,148                  12,094              11,586
 4/97           12,256                  12,203              11,690
 5/97           12,449                  12,393              11,873
 6/97           12,583                  12,527              12,001
 7/97           12,969                  12,880              12,339
 8/97           12,820                  12,748              12,212
 9/97           12,983                  12,894              12,353
10/97           13,071                  12,972              12,427
11/97           13,155                  13,066              12,517
12/97           13,370                  13,250              12,694
 1/98           13,518                  13,375              12,813
 2/98           13,509                  13,380              12,818
 3/98           13,514                  13,386              12,824
 4/98           13,441                  13,307              12,748
 5/98           13,674                  13,529              12,961
 6/98           13,730                  13,571              13,001
 7/98           13,759                  13,601              13,030
 8/98           13,998                  13,790              13,211
 9/98           14,190                  13,942              13,356
10/98           14,183                  13,947              13,361
11/98           14,237                  13,990              13,403
12/98           14,263                  14,011              13,423
1/99            14,437                  14,143              13,549
2/99            14,354                  14,112              13,519
3/99            14,383                  14,118              13,525
4/99            14,410                  14,161              13,567
5/99            14,305                  14,066              13,476
6/99            14,072                  13,857              13,275
7/99            14,115                  13,876              13,293
8/99            13,957                  13,729              13,153
9/99            13,946                  13,672              13,097
10/99           13,753                  13,522              12,955
11/99           13,929                  13,620              13,048
12/99           13,797                  13,522              12,954
 1/00           13,726                  13,476              12,910
 2/00           13,926                  13,654              13,080
 3/00           14,287                  13,899              13,316
 4/00           14,172                  13,852              13,270
 5/00           14,075                  13,765              13,187
 6/00           14,507                  14,094              13,503
 7/00           14,733                  14,263              13,664
 8/00           14,991                  14,433              13,826
 9/00           14,885                  14,371              13,768
10/00           15,066                  14,501              13,892
11/00           15,198                  14,590              13,978
12/00           15,652                  14,942              14,315
 1/01           15,785                  15,060              14,427
 2/01           15,823                  15,136              14,500
 3/01           15,974                  15,241              14,601
 4/01           15,754                  15,080              14,446
 5/01           15,938                  15,227              14,588
 6/01           16,049                  15,333              14,689
 7/01           16,310                  15,539              14,886
 8/01           16,601                  15,775              15,112
 9/01           16,521                  15,710              15,050
10/01           16,745                  15,861              15,195
11/01           16,591                  15,751              15,090
12/01           16,404                  15,616              14,960
 1/02           16,717                  15,840              15,175
 2/02           16,929                  16,007              15,335
 3/02           16,574                  15,705              15,045
 4/02           16,916                  15,946              15,276
 5/02           17,023                  16,041              15,367
 6/02           17,202                  16,181              15,501
 7/02           17,440                  16,351              15,664
 8/02           17,668                  16,581              15,884
 9/02           18,117                  17,008              16,294
10/02           17,776                  16,652              15,952
11/02           17,701                  16,610              15,913
12/02           18,104                  16,979              16,266
 1/03           18,051                  16,876              16,167
 2/03           18,320                  17,125              16,406
 3/03           18,351                  17,206              16,483
 4/03           18,509                  17,349              16,620
 5/03           18,977                  17,709              16,966
 6/03           18,885                  17,558              16,820
 7/03           18,138                  16,937              16,226
 8/03           18,287                  17,096              16,378
 9/03           18,854                  17,524              16,788
10/03           18,757                  17,463              16,729
11/03           18,955                  17,688              16,945
12/03           19,126                  17,817              17,069
 1/04           19,243                  17,868              17,117
 2/04           19,553                  18,189              17,425
 3/04           19,457                  18,061              17,303
 4/04           18,956                  17,610              16,870



================================================================================

                                    [CHART]

                Nuveen Intermediate Duration Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment

                                                             Nuveen Intermediate
               Lehman Brothers       Nuveen Intermediate     Duration Municipal
               Municipal             Duration Municipal      Bond Fund
               7-Year Bond Index     Bond Fund (NAV)         (Offer Price)
               $18,009               $17,020                 $16,509

4/94            $10,000           $10,000           $ 9,700
5/94            $10,050           $10,078           $ 9,776
6/94            $10,032           $10,045           $ 9,743
7/94            $10,173           $10,168           $ 9,863
8/94            $10,226           $10,192           $ 9,886
9/94            $10,129           $10,102           $ 9,799
10/94           $10,027           $ 9,990           $ 9,690
11/94           $ 9,880           $ 9,842           $ 9,547
12/94           $10,031           $10,058           $ 9,756
1/95            $10,218           $10,291           $ 9,982
2/95            $10,448           $10,561           $10,244
3/95            $10,557           $10,621           $10,302
4/95            $10,584           $10,645           $10,326
5/95            $10,866           $10,954           $10,625
6/95            $10,856           $10,848           $10,522
7/95            $10,994           $10,896           $10,570
8/95            $11,124           $10,981           $10,652
9/95            $11,166           $11,055           $10,723
10/95           $11,263           $11,213           $10,877
11/95           $11,387           $11,429           $11,087
12/95           $11,447           $11,563           $11,216
1/96            $11,558           $11,587           $11,240
2/96            $11,519           $11,512           $11,167
3/96            $11,407           $11,350           $11,009
4/96            $11,387           $11,312           $10,973
5/96            $11,370           $11,337           $10,997
6/96            $11,457           $11,450           $11,106
7/96            $11,552           $11,561           $11,214
8/96            $11,558           $11,558           $11,212
9/96            $11,662           $11,772           $11,419
10/96           $11,788           $11,885           $11,529
11/96           $11,985           $12,095           $11,733
12/96           $11,949           $12,029           $11,668
1/97            $11,992           $12,001           $11,641
2/97            $12,091           $12,118           $11,754
3/97            $11,935           $11,972           $11,613
4/97            $11,998           $12,090           $11,727
5/97            $12,149           $12,273           $11,905
6/97            $12,265           $12,391           $12,019
7/97            $12,550           $12,763           $12,380
8/97            $12,461           $12,614           $12,235
9/97            $12,593           $12,760           $12,377
10/97           $12,667           $12,840           $12,455
11/97           $12,711           $12,921           $12,534
12/97           $12,868           $13,096           $12,703
1/98            $13,003           $13,202           $12,806
2/98            $13,015           $13,212           $12,816
3/98            $13,015           $13,251           $12,853
4/98            $12,939           $13,178           $12,782
5/98            $13,129           $13,383           $12,982
6/98            $13,166           $13,435           $13,032
7/98            $13,210           $13,474           $13,070
8/98            $13,410           $13,640           $13,231
9/98            $13,583           $13,792           $13,378
10/98           $13,604           $13,789           $13,375
11/98           $13,640           $13,851           $13,435
12/98           $13,669           $13,876           $13,460
1/99            $13,869           $13,988           $13,569
2/99            $13,791           $13,941           $13,522
3/99            $13,785           $13,966           $13,547
4/99            $13,819           $14,006           $13,586
5/99            $13,751           $13,929           $13,511
6/99            $13,551           $13,734           $13,322
7/99            $13,644           $13,760           $13,347
8/99            $13,612           $13,609           $13,201
9/99            $13,663           $13,546           $13,140
10/99           $13,605           $13,378           $12,977
11/99           $13,705           $13,509           $13,104
12/99           $13,650           $13,403           $13,001
1/00            $13,617           $13,308           $12,908
2/00            $13,673           $13,516           $13,111
3/00            $13,867           $13,803           $13,389
4/00            $13,816           $13,723           $13,311
5/00            $13,785           $13,657           $13,248
6/00            $14,093           $13,978           $13,559
7/00            $14,270           $14,145           $13,721
8/00            $14,457           $14,328           $13,899
9/00            $14,414           $14,278           $13,849
10/00           $14,536           $14,415           $13,983
11/00           $14,605           $14,507           $14,072
12/00           $14,891           $14,778           $14,335
1/01            $15,144           $14,871           $14,425
2/01            $15,155           $14,932           $14,484
3/01            $15,277           $15,057           $14,605
4/01            $15,140           $14,957           $14,508
5/01            $15,312           $15,099           $14,646
6/01            $15,388           $15,194           $14,738
7/01            $15,580           $15,370           $14,909
8/01            $15,815           $15,597           $15,129
9/01            $15,810           $15,560           $15,094
10/01           $15,970           $15,673           $15,203
11/01           $15,793           $15,585           $15,117
12/01           $15,663           $15,486           $15,021
1/02            $15,958           $15,649           $15,179
2/02            $16,167           $15,795           $15,321
3/02            $15,813           $15,587           $15,119
4/02            $16,202           $15,785           $15,312
5/02            $16,294           $15,865           $15,389
6/02            $16,487           $15,980           $15,501
7/02            $16,689           $16,112           $15,629
8/02            $16,898           $16,260           $15,772
9/02            $17,232           $16,495           $16,001
10/02           $16,969           $16,298           $15,809
11/02           $16,898           $16,308           $15,819
12/02           $17,282           $16,542           $16,045
1/03            $17,236           $16,482           $15,987
2/03            $17,489           $16,687           $16,187
3/03            $17,482           $16,627           $16,128
4/03            $17,598           $16,709           $16,208
5/03            $18,030           $16,933           $16,425
6/03            $17,946           $16,834           $16,329
7/03            $17,335           $16,302           $15,813
8/03            $17,493           $16,401           $15,909
9/03            $18,043           $16,829           $16,324
10/03           $17,945           $16,783           $16,280
11/03           $18,076           $16,971           $16,462
12/03           $18,223           $17,097           $16,584
1/04            $18,323           $17,156           $16,642
2/04            $18,620           $17,436           $16,913
3/04            $18,461           $17,397           $16,876
4/04            $18,009           $17,020           $16,509



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20% for the Insured Fund and 3.0% for Intermediate Duration) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report l Page 8

                                    [CHART]

                     Nuveen Limited Term Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment


                                                              Nuveen Limited
                Lehman Brothers         Nuveen Limited        Term Municipal
                5-Year Municipal        Term Municipal        Bond Fund
                Bond Index              Bond Fund (NAV)       (Offer Price)
                $17,215                 $15,898               $15,500

 4/94            10,000                  10,000                  9,750
 5/94            10,050                  10,059                  9,808
 6/94            10,045                  10,051                  9,800
 7/94            10,161                  10,139                  9,886
 8/94            10,210                  10,171                  9,917
 9/94            10,142                  10,105                  9,852
10/94            10,075                  10,059                  9,808
11/94             9,983                   9,954                  9,705
12/94            10,096                  10,004                  9,754
 1/95            10,221                  10,124                  9,871
 2/95            10,400                  10,280                 10,023
 3/95            10,506                  10,352                 10,094
 4/95            10,546                  10,403                 10,143
 5/95            10,768                  10,604                 10,339
 6/95            10,786                  10,615                 10,350
 7/95            10,917                  10,688                 10,420
 8/95            11,017                  10,760                 10,491
 9/95            11,044                  10,812                 10,542
10/95            11,112                  10,886                 10,613
11/95            11,213                  10,968                 10,694
12/95            11,271                  11,032                 10,756
 1/96            11,384                  11,106                 10,828
 2/96            11,352                  11,106                 10,828
 3/96            11,273                  11,026                 10,750
 4/96            11,271                  11,027                 10,751
 5/96            11,267                  11,029                 10,753
 6/96            11,333                  11,082                 10,805
 7/96            11,416                  11,178                 10,899
 8/96            11,426                  11,191                 10,911
 9/96            11,520                  11,276                 10,994
10/96            11,620                  11,374                 11,090
11/96            11,771                  11,502                 11,215
12/96            11,749                  11,483                 11,196
 1/97            11,789                  11,517                 11,229
 2/97            11,875                  11,616                 11,326
 3/97            11,746                  11,510                 11,222
 4/97            11,796                  11,554                 11,266
 5/97            11,941                  11,676                 11,384
 6/97            12,032                  11,777                 11,483
 7/97            12,244                  12,000                 11,700
 8/97            12,181                  11,926                 11,627
 9/97            12,290                  12,050                 11,748
10/97            12,354                  12,097                 11,794
11/97            12,392                  12,144                 11,840
12/97            12,498                  12,270                 11,963
 1/98            12,612                  12,351                 12,042
 2/98            12,632                  12,377                 12,067
 3/98            12,644                  12,391                 12,081
 4/98            12,591                  12,325                 12,017
 5/98            12,742                  12,476                 12,165
 6/98            12,785                  12,525                 12,212
 7/98            12,830                  12,551                 12,238
 8/98            12,988                  12,693                 12,376
 9/98            13,121                  12,800                 12,480
10/98            13,159                  12,827                 12,506
11/98            13,183                  12,829                 12,509
12/98            13,229                  12,881                 12,559
 1/99            13,369                  12,988                 12,663
 2/99            13,356                  12,964                 12,640
 3/99            13,368                  12,964                 12,640
 4/99            13,408                  13,012                 12,687
 5/99            13,353                  12,977                 12,653
 6/99            13,202                  12,846                 12,525
 7/99            13,284                  12,895                 12,572
 8/99            13,279                  12,857                 12,536
 9/99            13,327                  12,880                 12,558
10/99            13,293                  12,830                 12,510
11/99            13,372                  12,902                 12,580
12/99            13,328                  12,852                 12,531
 1/00            13,322                  12,802                 12,482
 2/00            13,366                  12,839                 12,518
 3/00            13,488                  12,950                 12,627
 4/00            13,457                  12,938                 12,614
 5/00            13,453                  12,887                 12,565
 6/00            13,699                  13,101                 12,773
 7/00            13,843                  13,228                 12,897
 8/00            13,992                  13,343                 13,009
 9/00            13,969                  13,344                 13,011
10/00            14,066                  13,435                 13,099
11/00            14,127                  13,475                 13,138
12/00            14,354                  13,644                 13,303
 1/01            14,601                  13,801                 13,455
 2/01            14,641                  13,867                 13,520
 3/01            14,761                  13,960                 13,611
 4/01            14,678                  13,923                 13,575
 5/01            14,829                  14,043                 13,692
 6/01            14,905                  14,137                 13,783
 7/01            15,066                  14,271                 13,914
 8/01            15,269                  14,458                 14,097
 9/01            15,315                  14,460                 14,099
10/01            15,442                  14,542                 14,179
11/01            15,320                  14,449                 14,087
12/01            15,245                  14,382                 14,023
 1/02            15,491                  14,531                 14,168
 2/02            15,666                  14,653                 14,287
 3/02            15,332                  14,476                 14,114
 4/02            15,686                  14,695                 14,327
 5/02            15,792                  14,748                 14,379
 6/02            15,964                  14,884                 14,512
 7/02            16,136                  14,993                 14,619
 8/02            16,291                  15,103                 14,725
 9/02            16,517                  15,296                 14,914
10/02            16,349                  15,029                 14,654
11/02            16,333                  15,052                 14,676
12/02            16,658                  15,300                 14,917
 1/03            16,686                  15,294                 14,912
 2/03            16,867                  15,468                 15,081
 3/03            16,843                  15,444                 15,058
 4/03            16,923                  15,505                 15,117
 5/03            17,194                  15,776                 15,382
 6/03            17,149                  15,762                 15,368
 7/03            16,776                  15,446                 15,060
 8/03            16,894                  15,532                 15,144
 9/03            17,322                  15,850                 15,454
10/03            17,208                  15,806                 15,411
11/03            17,278                  15,907                 15,509
12/03            17,345                  15,949                 15,550
 1/04            17,428                  16,020                 15,620
 2/04            17,640                  16,195                 15,790
 3/04            17,567                  16,149                 15,745
 4/04            17,215                  15,898                 15,500




The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Limited Term Municipal Bond Fund compared with the Lehman Brothers 5-Year Municipal Bond Index. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Limited Term Municipal Bond Fund return includes reinvestment of all dividends and distributions, and the Fund return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report l Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/04             Nuveen High Yield Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $20.55   $20.53   $20.54   $20.55
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.1030  $0.0900  $0.0935  $0.1065
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0027  $0.0027  $0.0027  $0.0027
         --------------------------------------------------------------
         Inception Date              6/07/99  6/07/99  6/07/99  6/07/99
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge
(CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 4/30/04
                  A Shares                         NAV  Offer
                  1-Year                        11.01%  6.36%
                  -------------------------------------------
                  Since Inception                6.84%  5.91%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        10.21%  6.21%
                  -------------------------------------------
                  Since Inception                6.04%  5.72%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        10.43%
                  -------------------------------------------
                  Since Inception                6.26%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        11.24%
                  -------------------------------------------
                  Since Inception                7.05%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              6.01%  5.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            5.71%  5.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    7.93%  7.60%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              5.26%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            5.21%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    7.24%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              5.46%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            5.41%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    7.51%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              6.21%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            6.17%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    8.57%
                  -------------------------------------------

                        Average Annual Total Returns as of 3/31/04
                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                13.27%      8.52%
                        ------------------------------------------
                        Since Inception        7.24%      6.28%
                        ------------------------------------------
                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                12.45%      8.45%
                        ------------------------------------------
                        Since Inception        6.44%      6.11%
                        ------------------------------------------
                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                12.67%
                        ------------------------------------------
                        Since Inception        6.65%
                        ------------------------------------------
                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                13.50%
                        ------------------------------------------
                        Since Inception        7.45%
                        ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed     5%
A                       1%
BBB                    13%
BB or Lower            28%
NR                     53%



                  Top Five Sectors/5/
                  Tax Obligation/Limited                  35%
                  -------------------------------------------
                  Utilities                               14%
                  -------------------------------------------
                  Healthcare                              13%
                  -------------------------------------------
                  Materials                                9%
                  -------------------------------------------
                  Transportation                           8%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $534,563
                  -------------------------------------------
                  Average Effective Maturity (Years)    21.45
                  -------------------------------------------
                  Average Duration                       8.82
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid May 3, 2004. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.
5As a percentage of total holdings as of April 30, 2004. Holdings are subject to change.

                            Annual Report l Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/04           Nuveen All-American Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.75   $10.77   $10.75   $10.78
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0440  $0.0370  $0.0385  $0.0455
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0018  $0.0018  $0.0018  $0.0018
         --------------------------------------------------------------
         Inception Date             10/03/88  2/05/97  6/02/93  2/06/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 4/30/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.31% -1.03%
                  -------------------------------------------
                  5-Year                         4.13%  3.24%
                  -------------------------------------------
                  10-Year                        5.90%  5.45%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.62% -1.32%
                  -------------------------------------------
                  5-Year                         3.36%  3.19%
                  -------------------------------------------
                  10-Year                        5.33%  5.33%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.83%
                  -------------------------------------------
                  5-Year                         3.57%
                  -------------------------------------------
                  10-Year                        5.33%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.57%
                  -------------------------------------------
                  5-Year                         4.34%
                  -------------------------------------------
                  10-Year                        6.07%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.91%  4.70%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.78%  3.62%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.25%  5.03%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.12%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.18%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.42%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.29%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.38%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.69%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              5.06%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.14%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.75%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            7.00%        2.48%
                            ------------------------------------------
                            5-Year            4.73%        3.83%
                            ------------------------------------------
                            10-Year           6.21%        5.76%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            6.27%        2.27%
                            ------------------------------------------
                            5-Year            3.95%        3.78%
                            ------------------------------------------
                            10-Year           5.64%        5.64%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            6.51%
                            ------------------------------------------
                            5-Year            4.16%
                            ------------------------------------------
                            10-Year           5.64%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            7.26%
                            ------------------------------------------
                            5-Year            4.94%
                            ------------------------------------------
                            10-Year           6.38%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   49%
AA                    16%
A                     13%
BBB                   15%
NR                     4%
BB or Lower            3%

                  Top Five Sectors/5/
                  Utilities                               19%
                  -------------------------------------------
                  U.S. Guaranteed                         16%
                  -------------------------------------------
                  Healthcare                              14%
                  -------------------------------------------
                  Tax Obligation/Limited                  12%
                  -------------------------------------------
                  Transportation                          10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $345,246
                  -------------------------------------------
                  Average Effective Maturity (Years)    15.18
                  -------------------------------------------
                  Average Duration                       6.70
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid May 3, 2004. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.
5As a percentage of total holdings as of April 30, 2004. Holdings are subject to change.

                            Annual Report l Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/04                Nuveen Insured Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.86   $10.86   $10.78   $10.83
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0405  $0.0335  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              9/06/94  2/04/97  9/07/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 4/30/04
                  A Shares                         NAV  Offer
                  1-Year                         1.50% -2.75%
                  -------------------------------------------
                  5-Year                         4.45%  3.56%
                  -------------------------------------------
                  10-Year                        5.82%  5.37%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         0.65% -3.23%
                  -------------------------------------------
                  5-Year                         3.67%  3.50%
                  -------------------------------------------
                  10-Year                        5.18%  5.18%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.91%
                  -------------------------------------------
                  5-Year                         3.91%
                  -------------------------------------------
                  10-Year                        5.14%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.67%
                  -------------------------------------------
                  5-Year                         4.68%
                  -------------------------------------------
                  10-Year                        6.02%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.47%  4.28%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.12%  2.99%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.33%  4.15%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.70%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.52%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    3.50%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.89%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.72%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    3.78%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.65%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.82%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.97%        0.55%
                            ------------------------------------------
                            5-Year            5.05%        4.15%
                            ------------------------------------------
                            10-Year           6.13%        5.67%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.27%        0.27%
                            ------------------------------------------
                            5-Year            4.28%        4.11%
                            ------------------------------------------
                            10-Year           5.48%        5.48%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.48%
                            ------------------------------------------
                            5-Year            4.51%
                            ------------------------------------------
                            10-Year           5.44%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.25%
                            ------------------------------------------
                            5-Year            5.26%
                            ------------------------------------------
                            10-Year           6.32%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

                         AAA/U.S. Guaranteed           100%

          The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                  Top Five Sectors/4/
                  U.S. Guaranteed                         26%
                  -------------------------------------------
                  Tax Obligation/General                  16%
                  -------------------------------------------
                  Tax Obligation/Limited                  13%
                  -------------------------------------------
                  Transportation                          12%
                  -------------------------------------------
                  Healthcare                              10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $915,255
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.47
                  -------------------------------------------
                  Average Duration                       5.95
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid May 3, 2004. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.
4As a percentage of total holdings as of April 30, 2004. Holdings are subject to change.

                            Annual Report l Page 12

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/04  Nuveen Intermediate Duration Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                           $9.01    $9.02    $9.02    $9.02
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0295  $0.0235  $0.0250  $0.0310
         --------------------------------------------------------------
         Latest Capital Gain and
          Ordinary Income
          Distribution/2/            $0.0855  $0.0855  $0.0855  $0.0855
         --------------------------------------------------------------
         Inception Date              6/13/95  2/07/97  6/13/95 11/29/76
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 4/30/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         1.86% -1.21%
                  -------------------------------------------
                  5-Year                         3.97%  3.33%
                  -------------------------------------------
                  10-Year                        5.46%  5.14%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.07% -2.80%
                  -------------------------------------------
                  5-Year                         3.20%  3.03%
                  -------------------------------------------
                  10-Year                        4.86%  4.86%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.27%
                  -------------------------------------------
                  5-Year                         3.39%
                  -------------------------------------------
                  10-Year                        4.83%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.06%
                  -------------------------------------------
                  5-Year                         4.17%
                  -------------------------------------------
                  10-Year                        5.69%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              3.92%  3.81%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.29%  3.19%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.57%  4.43%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.12%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.63%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.65%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.32%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.83%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.93%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.12%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.59%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.99%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.63%        1.47%
                            ------------------------------------------
                            5-Year            4.49%        3.85%
                            ------------------------------------------
                            10-Year           5.75%        5.43%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.82%       -0.15%
                            ------------------------------------------
                            5-Year            3.71%        3.55%
                            ------------------------------------------
                            10-Year           5.16%        5.16%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.13%
                            ------------------------------------------
                            5-Year            3.93%
                            ------------------------------------------
                            10-Year           5.12%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.83%
                            ------------------------------------------
                            5-Year            4.71%
                            ------------------------------------------
                            10-Year           5.98%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed    55%
AA                     19%
A                      11%
BBB                    13%
BB or Lower             2%

                 Top Five Sectors/5/
                 Tax Obligation/Limited                    20%
                 ---------------------------------------------
                 Healthcare                                16%
                 ---------------------------------------------
                 Utilities                                 15%
                 ---------------------------------------------
                 Tax Obligation/General                    14%
                 ---------------------------------------------
                 U.S. Guaranteed                           13%
                 ---------------------------------------------
                 Portfolio Statistics
                 Net Assets ($000)                  $2,707,907
                 ---------------------------------------------
                 Average Effective Maturity (Years)      12.60
                 ---------------------------------------------
                 Average Duration                         5.07
                 ---------------------------------------------

--------------------------------------------------------------------------------
1Paid May 3, 2004. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.
5As a percentage of total holdings as of April 30, 2004. Holdings are subject to change.

                            Annual Report l Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/04           Nuveen Limited Term Municipal Bond Fund
================================================================================

             Quick Facts
                                        A Shares C Shares R Shares
             -----------------------------------------------------
             NAV                          $10.78   $10.76   $10.74
             -----------------------------------------------------
             Latest Monthly Dividend/1/  $0.0290  $0.0260  $0.0310
             -----------------------------------------------------
             Inception Date             10/19/87 12/01/95 02/06/97
             -----------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class C and R shares are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                    Average Annual Total Returns as of 4/30/04
                    A Shares                        NAV  Offer
                    ------------------------------------------
                    1-Year                        2.53% -0.04%
                    ------------------------------------------
                    5-Year                        4.09%  3.56%
                    ------------------------------------------
                    10-Year                       4.75%  4.48%
                    ------------------------------------------
                    C Shares                        NAV
                    ------------------------------------------
                    1-Year                        2.20%
                    ------------------------------------------
                    5-Year                        3.74%
                    ------------------------------------------
                    10-Year                       4.39%
                    ------------------------------------------
                    R Shares                        NAV
                    ------------------------------------------
                    1-Year                        2.77%
                    ------------------------------------------
                    5-Year                        4.29%
                    ------------------------------------------
                    10-Year                       4.88%
                    ------------------------------------------
                    Tax-Free Yields
                    A Shares                        NAV  Offer
                    ------------------------------------------
                    Dividend Yield/2/             3.22%  3.14%
                    ------------------------------------------
                    SEC 30-Day Yield/2/           2.59%  2.53%
                    ------------------------------------------
                    Taxable-Equivalent Yield/3/   3.60%  3.51%
                    ------------------------------------------
                    C Shares                        NAV
                    ------------------------------------------
                    Dividend Yield/2/             2.89%
                    ------------------------------------------
                    SEC 30-Day Yield/2/           2.32%
                    ------------------------------------------
                    Taxable-Equivalent Yield/3/   3.22%
                    ------------------------------------------
                    R Shares                        NAV
                    ------------------------------------------
                    Dividend Yield/2/             3.46%
                    ------------------------------------------
                    SEC 30-Day Yield/2/           2.87%
                    ------------------------------------------
                    Taxable-Equivalent Yield/3/   3.99%
                    ------------------------------------------

                              Average Annual Total Returns as of 3/31/04
                              A Shares           NAV        Offer
                              ------------------------------------------
                              1-Year           4.57%        1.94%
                              ------------------------------------------
                              5-Year           4.49%        3.96%
                              ------------------------------------------
                              10-Year          4.95%        4.69%
                              ------------------------------------------
                              C Shares           NAV
                              ------------------------------------------
                              1-Year           4.23%
                              ------------------------------------------
                              5-Year           4.13%
                              ------------------------------------------
                              10-Year          4.60%
                              ------------------------------------------
                              R Shares           NAV
                              ------------------------------------------
                              1-Year           4.82%
                              ------------------------------------------
                              5-Year           4.68%
                              ------------------------------------------
                              10-Year          5.09%
                              ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed    40%
AA                     18%
A                      15%
BBB                    23%
NR                      3%
BB or Lower             1%

                  Top Five Sectors/4/
                  Utilities                               20%
                  -------------------------------------------
                  Tax Obligation/Limited                  17%
                  -------------------------------------------
                  Healthcare                              17%
                  -------------------------------------------
                  Tax Obligation/General                  14%
                  -------------------------------------------
                  Education and Civic Organizations        7%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $890,830
                  -------------------------------------------
                  Average Effective Maturity (Years)     4.60
                  -------------------------------------------
                  Average Duration                       3.72
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid May 3, 2004. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.
4As a percentage of total holdings as of April 30, 2004. Holdings are subject to change.

                            Annual Report l Page 14

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
April 30, 2004


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 0.2%
    $  1,000 Butler Industrial Development Board, Alabama, Solid Waste     9/04 at 102.00       BB+ $     1,024,700
              Disposal Revenue Bonds, James River Corporation Project,
              Series 1994, 8.000%, 9/01/28 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Arizona - 2.8%
             Arizona Health Facilities Authority, Hospital System
             Revenue Bonds, Phoenix Children's Hospital, Series 2002A:
         150  5.375%, 2/15/18                                              2/12 at 101.00       Ba2         133,638
       1,430  6.250%, 2/15/21                                              2/12 at 101.00       Ba2       1,380,880
       3,000 Arizona Health Facilities Authority, Revenue Bonds,          11/13 at 101.00       N/R       3,025,770
              American Baptist Estates - Terraces Project, Series 2003A,
              7.750%, 11/15/33
         575 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-         545,140
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)
          50 Coconino County, Arizona, Pollution Control Revenue Bonds,    5/04 at 101.00        B-          43,910
              Nevada Power Company Project, Series 1997B, 5.800%,
              11/01/32 (Alternative Minimum Tax)
       6,720 Maricopa County Industrial Development Authority, Arizona,    1/11 at 103.00       BBB       6,525,053
              Senior Living Facility Revenue Bonds, Christian Care Mesa
              II, Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
              Minimum Tax)
             Phoenix Industrial Development Authority, Arizona,
             Educational Revenue Bonds, Keystone Montessori School,
             Series 2004A:
         350  6.375%, 11/01/13                                            11/11 at 103.00       N/R         345,524
         790  7.250%, 11/01/23                                            11/11 at 103.00       N/R         775,156
       1,710  7.500%, 11/01/33                                            11/11 at 103.00       N/R       1,673,474
         550 Pima County Industrial Development Authority, Arizona,       12/14 at 100.00      BBB-         526,554
              Charter School Revenue Bonds, Noah Webster Basic Schools,
              Inc., Series 2004, 6.125%, 12/15/34
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.2%
       1,220 Little River County, Arkansas, Revenue Refunding Bonds,      10/07 at 102.00       Ba3       1,118,386
              Geogria-Pacific Corporation Project, Series 1998, 5.600%,
              10/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             California - 17.0%
      10,250 Alameda Public Finance Authority, California, Bond              No Opt. Call       N/R      10,111,830
              Anticipation Notes, Alameda Power and Telecom,
              Series 2004, 7.000%, 6/01/09
       3,000 Beaumont Financing Authority, California, Local Agency        9/13 at 102.00       N/R       3,091,470
              Revenue Bonds, Series 2003A, 7.000%, 9/01/33
       1,200 California Health Facilities Financing Authority, Hospital    5/04 at 101.00       BB+       1,023,228
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15
       2,000 California Pollution Control Financing Authority, Solid      12/06 at 102.00       BB-       1,866,120
              Waste Disposal Revenue Bonds, Browning Ferris Industries,
              Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum
              Tax)
       1,057 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R         190,298
              Waste Disposal Revenue Bonds, CanFibre of Riverside
              Project, Series 1997A, 9.000%, 7/01/19 (Alternative
              Minimum Tax) #
       5,600 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA       7,314,272
              Revenue Bonds, DRIVERS, Series 344, 13.770%, 5/01/13 (IF)
       8,085 California Department of Water Resources, Electric Power        No Opt. Call       AAA      10,231,244
              Supply Revenue Bonds, DRIVERS, Series 395, 14.180%,
              5/01/10 (IF) - AMBAC Insured
       7,225 California State Public Works Board, Lease Revenue Bonds,    12/13 at 100.00      Baa2       6,902,837
              Department of Corrections, Series 2003C, 5.000%, 6/01/24
       1,025 California Statewide Community Development Authority,         1/14 at 100.00       N/R       1,016,595
              Subordinate Lien Multifamily Housing Revenue Bonds, Corona
              Park Apartments, Series 2004I-S, 7.750%, 1/01/34
              (Alternative Minimum Tax)
       1,500 California Statewide Community Development Authority,        10/13 at 100.00       N/R       1,445,670
              Revenue Bonds, Notre Dame de Namur University, Series
              2003, 6.625%, 10/01/33
       4,000 California Statewide Community Development Authority,        10/15 at 103.00       N/R       4,343,480
              Senior Lien Revenue Bonds, East Valley Tourist Authority,
              Series 2003B, 9.250%, 10/01/20

----
15

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             California (continued)
    $  2,925 California Statewide Community Development Authority,         3/14 at 102.00       N/R $     2,837,075
              Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
              3/01/34
       2,000 Capistrano Unified School District, Orange County,            9/13 at 100.00       N/R       2,005,180
              California, Special Tax Bonds, Community Facilities
              District 90-2, Talega, Series 2003, 6.000%, 9/01/33
             Corona-Norco Unified School District, Riverside County,
             California, Special Tax Bonds, Community Facilities
             District 3-1, Series 2004:
       1,000  5.375%, 9/01/25                                              9/04 at 103.00       N/R         938,390
       1,000  5.375%, 9/01/33                                              9/04 at 103.00       N/R         919,030
       1,500 Fullerton Community Facilities District 1, California,        9/12 at 100.00       N/R       1,517,835
              Special Tax Bonds, Amerige Heights, Series 2002, 6.200%,
              9/01/32
       1,375 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB       1,463,220
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-2, 7.900%, 6/01/42
       1,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB       1,057,500
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-4, 7.800%, 6/01/42
       2,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB       2,124,980
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-5, 7.875%, 6/01/42
       2,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB       1,876,840
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.750%, 6/01/39
             Huntington Beach, California, Special Tax Bonds, Community
             Facilities District 2003-1, Huntington Center, Series 2004:
         500  5.800%, 9/01/23                                              9/04 at 103.00       N/R         487,765
       1,000  5.850%, 9/01/33                                              9/04 at 103.00       N/R         971,000
       2,500 Lake Elsinore Public Financing Authority, California, Local  10/13 at 102.00       N/R       2,392,300
              Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
              10/01/33
       1,200 Lake Elsinore, California, Special Tax Bonds, Community       9/13 at 102.00       N/R       1,148,832
              Facilities District 2003-2 Improvement Area A, Canyon
              Hills, Series 2004A, 5.950%, 9/01/34
       2,000 Lammersville School District, San Joaquin County,             9/12 at 101.00       N/R       2,027,840
              California, Special Tax Bonds, Community Facilities
              District of Mountain House, Series 2002, 6.375%, 9/01/32
       2,400 Lee Lake Water District, Riverside County, California,        9/13 at 102.00       N/R       2,361,696
              Special Tax Bonds, Community Facilities District 3, Series
              2004, 5.950%, 9/01/34
         300 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-         253,377
              California, Sublease Revenue Bonds, Los Angeles
              International Airport, American Airlines, Inc. Terminal 4
              Project, Series 2002B, 7.500%, 12/01/24 (Alternative
              Minimum Tax)
       1,385 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-       1,179,854
              California, Sublease Revenue Bonds, Los Angeles
              International Airport, American Airlines, Inc. Terminal 4
              Project, Series 2002C, 7.500%, 12/01/24 (Alternative
              Minimum Tax)
       1,415 Merced Irrigation District, California, Revenue               9/13 at 102.00      Baa3       1,382,809
              Certificates of Participation, Electric System Project,
              Series 2003, 5.700%, 9/01/36
       1,555 Murrieta Valley Unified School District, Riverside County,    9/04 at 102.00       N/R       1,473,083
              California, Special Tax Bonds, Community Facilities
              District 2000-1, Series 2004B, 5.300%, 9/01/34
       2,500 Norco, California, Special Tax Bonds, Community Facilities    9/12 at 102.00       N/R       2,495,950
              District 01-1, Series 2002, 7.000%, 9/01/33
             Orange County, California, Special Tax Bonds, Community
             Facilities District 03-1, Ladera Ranch, Series 2004A:
         500  5.500%, 8/15/23                                              8/12 at 101.00       N/R         493,230
       1,625  5.600%, 8/15/28                                              8/12 at 101.00       N/R       1,610,993
       1,000  5.625%, 8/15/34                                              8/12 at 101.00       N/R         987,010
             Poway Unified School District, San Diego County,
             California, Special Tax Bonds, Community Facilities
             District 11, Series 2004:
         650  5.375%, 9/01/34                                              9/11 at 102.00       N/R         618,274
         875  5.375%, 9/01/34                                              9/11 at 102.00       N/R         814,476

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             California (continued)
             West Patterson Financing Authority, California, Special Tax
             Bonds, Community Facilities District 01-1, Series 2003B:
    $  1,100  6.750%, 9/01/30                                              9/13 at 103.00       N/R $     1,105,489
       3,400  7.000%, 9/01/38                                              9/13 at 103.00       N/R       3,392,962
       3,900 West Patterson Financing Authority, California, Special Tax   9/13 at 103.00       N/R       3,729,141
              Bonds, Community Facilities District 1, Series 2004A,
              6.125%, 9/01/39
-------------------------------------------------------------------------------------------------------------------
             Colorado - 13.6%
       2,970 Bell Mountain Ranch Consolidated Metropolitan District,         No Opt. Call       N/R       2,914,639
              Colorado, Subordinate Refunding and Improvement Bonds,
              Series 2003, 7.900%, 11/15/23
         925 Bradburn Metropolitan District 3, Colorado, General          12/13 at 101.00       N/R         905,029
              Obligation Bonds, Series 2003, 7.500%, 12/01/33
       2,000 Briargate Center Business Improvement District, Colorado,       No Opt. Call       N/R       1,992,080
              Special Assessment District 02-1 Revenue Bonds, Series
              2002B, 7.400%, 12/01/27
       4,530 Buffalo Ridge Metropolitan District, Colorado, Limited       12/13 at 101.00       N/R       4,463,409
              Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33
       2,750 Canterberry Crossing Metropolitan District II, Parker,       12/12 at 100.00       N/R       2,714,277
              Colorado, Limited Tax General Obligation Bonds, Series
              2002, 7.375%, 12/01/32
       1,000 Colorado Educational and Cultural Facilities Authority,       7/10 at 100.00       N/R       1,012,800
              Charter School Revenue Bonds, Compass Montessori Charter
              School, Series 2000, 7.750%, 7/15/31
       4,000 Colorado Educational and Cultural Facilities Authority,       8/11 at 100.00       AAA       4,933,120
              Charter School Revenue Bonds, Peak to Peak Charter School,
              Series 2001, 7.625%, 8/15/31 (Pre-refunded to 8/15/11)
             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Weld County School District
             6 - Frontier Academy, Series 2001:
       2,940  7.250%, 6/01/20                                              6/11 at 100.00       Ba1       3,051,573
       1,775  7.375%, 6/01/31                                              6/11 at 100.00       Ba1       1,844,207
       3,318 Colorado Educational and Cultural Facilities Authority,       2/12 at 100.00       N/R       3,416,910
              Charter School Revenue Bonds, Jefferson County School
              District R-1 - Compass Montessori Secondary School, Series
              2002, 8.000%, 2/15/32
             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Douglas County School
             District RE-1 - Platte River Academy, Series 2002A:
       1,000  7.250%, 3/01/22                                              3/12 at 100.00       Ba2       1,024,720
         750  7.250%, 3/01/32                                              3/12 at 100.00       Ba2         763,995
       2,500 Colorado Educational and Cultural Facilities Authority,       5/12 at 102.00       N/R       2,436,100
              Charter School Revenue Bonds, Montessori Peaks Building
              Foundation, Series 2002A, 8.000%, 5/01/32
       4,600 Colorado Educational and Cultural Facilities Authority,       3/12 at 100.00       N/R       4,541,856
              Charter School Revenue Bonds, Belle Creek Education
              Center, Series 2002A, 7.625%, 3/15/32
       1,000 Colorado Educational and Cultural Facilities Authority,      12/13 at 100.00       AAA         984,020
              Charter School Revenue Bonds, Classical Academy, Series
              2003, 5.000%, 12/01/33 - XLCA Insured
       4,240 Colorado Educational and Cultural Facilities Authority,      10/13 at 100.00       N/R       4,148,543
              Charter School Revenue Bonds, Pioneer ELOB Charter School,
              Series 2003, 7.750%, 10/15/33
       1,065 Colorado Educational and Cultural Facilities Authority,      11/13 at 100.00       N/R       1,040,718
              Charter School Revenue Bonds, Leadership Preparatory
              Academy, Series 2003, 7.875%, 5/01/27
             Colorado Educational and Cultural Facilities Authority,
             Independent School Revenue Bonds, Denver Academy, Series
             2003A:
         500  7.000%, 11/01/23                                            11/13 at 100.00       BB+         496,745
         810  7.125%, 11/01/28                                            11/13 at 100.00       BB+         804,613
       2,860 Colorado Educational and Cultural Facilities Authority,       5/14 at 101.00       N/R       2,807,433
              Charter School Revenue Bonds, Denver Arts and Technology
              Academy, Series 2003, 8.000%, 5/01/34
             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Excel Academy Charter School,
             Series 2003:
         500  7.300%, 12/01/23                                            12/13 at 100.00       N/R         477,225
         875  7.500%, 12/01/33                                            12/13 at 100.00       N/R         829,841

----
17

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Colorado (continued)
    $  2,230 Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00       N/R $     2,157,659
              Aurora, Colorado, General Obligation Bonds, Series 2003,
              7.550%, 12/01/32
       2,000 Denver City and County, Colorado, Airport System Revenue     11/10 at 100.00       AAA       2,198,740
              Refunding Bonds, Series 2000A, 6.000%, 11/15/16
              (Alternative Minimum Tax) - AMBAC Insured
       2,350 Laredo Metropolitan District, Colorado, General Obligation   12/13 at 101.00       N/R       2,340,083
              Bonds, Series 2003, 7.500%, 12/01/33
       5,035 Maher Ranch Metropolitan District 4, Colorado, General       12/13 at 102.00       N/R       5,000,208
              Obligation Bonds, Series 2003, 7.875%, 12/01/33
       3,500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-       3,398,500
              Memorial Hospital, Series 2003, 6.000%, 12/01/33
       2,000 Park Creek Metropolitan District, Colorado, Limited Tax         No Opt. Call       N/R       2,011,120
              Obligation Revenue Bonds, Series 2003CR-1, 7.875%,
              12/01/32 (Mandatory put 12/01/13)
       1,500 Park Creek Metropolitan District, Colorado, Limited Tax      12/13 at 100.00       N/R       1,508,340
              Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32
       5,300 Plaza Metropolitan District 1, Lakewood, Colorado, Tax        6/14 at 101.00       N/R       5,390,895
              Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
             Tallyns Reach Metropolitan District 2, Colorado, Limited
              Tax Obligation Bonds, Series 2004:
         250  6.000%, 12/01/18                                            12/13 at 100.00       N/R         245,818
         310  6.375%, 12/01/23                                            12/13 at 100.00       N/R         304,039
             Tallyns Reach Metrolpolitan District 3, Colorado, Limited
              Tax Obligation Bonds, Series 2004:
         500  6.625%, 12/01/23                                            12/13 at 100.00       N/R         490,565
         500  6.750%, 12/01/33                                            12/13 at 100.00       N/R         489,010
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 0.7%
       1,455 Connecticut Development Authority, Health Facility Revenue    8/04 at 102.00       N/R       1,439,679
              Refunding Bonds, Alzheimer's Resource Center of
              Connecticut, Inc. Project, Series 1994A, 7.125%, 8/15/14
             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         330  5.500%, 1/01/14 (Alternative Minimum Tax)                    7/04 at 101.00       BBB         337,128
       1,940  5.500%, 1/01/20 (Alternative Minimum Tax)                    7/04 at 101.00       BBB       1,940,213
-------------------------------------------------------------------------------------------------------------------
             Florida - 6.8%
       5,000 Bartram Springs Community Development District, Duval         5/13 at 102.00       N/R       5,179,550
              County, Florida, Special Assessment Bonds, Series 2003A,
              6.650%, 5/01/34
       2,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       N/R       2,473,040
              Tribe Convention Center, Series 2002A, 10.000%, 10/01/33
       4,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       N/R       4,676,960
              Tribe Convention Center, Series 2003A, 8.950%, 10/01/33
       1,200 Century Gardens Community Development District, Miami Dade    5/14 at 101.00       N/R       1,155,180
              County, Florida, Special Assessment Revenue Bonds, Series
              2004, 5.900%, 5/01/34
       1,490 Dade County Industrial Development Authority, Florida,        6/05 at 102.00       N/R       1,511,784
              Revenue Bonds, Miami Cerebral Palsy Residential Services,
              Inc. Project, Series 1995, 8.000%, 6/01/22
       1,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R       1,067,740
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company - Apollo Beach Project, Series 2000B, 7.125%,
              4/01/30 (Alternative Minimum Tax)
       2,000 Islands at Doral Southwest Community Development District,    5/13 at 101.00       N/R       2,065,520
              Florida, Special Assessment Bonds, Series 2003, 6.375%,
              5/01/35
         650 Lexington Community Development District, Florida, Special    5/14 at 101.00       N/R         651,547
              Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34
       3,550 MMA Financial CDD Junior Securitization Trust, Florida,      11/07 at 100.00       N/R       3,551,598
              Pass-Through Certificates, Series 2003I-A, 8.000%, 11/01/13

----
18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Florida (continued)
    $  1,000 Martin County Industrial Development Authority, Florida,     12/04 at 102.00      BBB- $     1,031,160
              Industrial Development Revenue Bonds, Indiantown
              Cogeneration LP Project, Series 1994A, 7.875%, 12/15/25
              (Alternative Minimum Tax)
         310 Martin County Industrial Development Authority, Florida,     12/04 at 102.00      BBB-         319,793
              Industrial Development Revenue Refunding Bonds, Indiantown
              Cogeneration Project, Series 1995B, 8.050%, 12/15/25
              (Alternative Minimum Tax)
       3,070 Meadowwoods Community Development District, Pasco County,     5/14 at 101.00       N/R       3,038,195
              Florida, Special Assessment Revenue Bonds, Series 2004A,
              6.050%, 5/01/35
       2,500 Reunion East Community Development District, Osceola          5/12 at 101.00       N/R       2,655,200
              County, Florida, Special Assessment Bonds, Series 2002A,
              7.375%, 5/01/33
       1,000 South-Dade Venture Community Development District, Florida,   5/14 at 101.00       N/R         997,950
              Special Assessment Revenue Bonds, Series 2004, 6.125%,
              5/01/34
             Stonegate Community Development District, Florida, Special
              Assessment Revenue Bonds, Series 2004:
         500  6.000%, 5/01/24                                              5/14 at 101.00       N/R         499,135
         500  6.125%, 5/01/34                                              5/14 at 101.00       N/R         498,975
             Westchester Community Development District 1, Florida,
             Special Assessment Assessment Bonds, Series 2003:
       1,150  6.000%, 5/01/23                                              5/13 at 101.00       N/R       1,159,028
       3,750  6.125%, 5/01/35                                              5/13 at 101.00       N/R       3,772,275
-------------------------------------------------------------------------------------------------------------------
             Georgia - 1.1%
             Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station
              Project, Series 2001:
       1,650  7.750%, 12/01/14                                            12/11 at 101.00       N/R       1,706,678
       1,400  7.900%, 12/01/24                                            12/11 at 101.00       N/R       1,455,020
          95 Effingham County Development Authority, Georgia, Solid        7/08 at 102.00       BB+          90,172
              Waste Disposal Revenue Bonds, Ft. James Project, Series
              1998, 5.625%, 7/01/18 (Alternative Minimum Tax)
       1,500 Fulton County Residential Care Facilities Authority,         12/13 at 102.00       N/R       1,516,620
              Georgia, Revenue Bonds, St. Anne's Terrace, Series 2003,
              7.625%, 12/01/33
         900 Fulton County Residential Care Facilities Authority,          2/09 at 100.00       N/R         874,719
              Georgia, Revenue Bonds, Canterbury Court, Series 2004A,
              6.125%, 2/15/34
-------------------------------------------------------------------------------------------------------------------
             Idaho - 0.7%
       3,580 Power County Industrial Development Corporation, Idaho,       8/09 at 102.00       BB+       3,593,926
              Solid Waste Disposal Revenue Bonds, FMC Corporation,
              Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Illinois - 4.2%
       1,545 Chicago, Illinois, Tax Increment Allocation Bonds,            1/09 at 100.00       N/R       1,515,645
              Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
              1/01/14
       1,000 Illinois Development Finance Authority, Revenue Bonds,       12/12 at 100.00       BBB       1,007,690
              Chicago Charter School Foundation Project, Series 2002A,
              6.125%, 12/01/22
         750 Illinois Development Finance Authority, Environmental         6/12 at 100.00       Ba3         807,135
              Services Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum
              Tax)
       1,650 Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 102.00       BB+       1,433,801
              Midwest Physicians Group Ltd., Series 1998,
              5.500%, 11/15/19
       1,635 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      Baa2       1,489,044
              Victory Health Services, Series 1997A, 5.750%, 8/15/27
       2,600 Illinois Health Facilities Authority, Revenue Bonds, Smith      No Opt. Call       N/R       2,605,252
              Crossing, Series 2003A, 7.000%, 11/15/32
             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, Proctor Community Hospital Project, Series 1991:
         320  7.500%, 1/01/11                                              7/04 at 100.00       BB+         320,154
         925  7.375%, 1/01/23                                              7/04 at 100.00       BB+         925,083
       1,000 Illinois Educational Facilities Authority, Student Housing    5/12 at 101.00      Baa2       1,024,190
              Revenue Bonds, Educational Advancement Foundation Fund,
              University Center Project, Series 2002, 6.250%, 5/01/34

----
19

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Illinois (continued)
    $    300 Libertyville, Illinois, Affordable Housing Revenue Bonds,    11/09 at 100.00        A2 $      295,446
              Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
              (Alternative Minimum Tax)
       3,495 Minooka, Illinois, Special Assessment Bonds, Lakewood         3/13 at 102.00       N/R      3,424,191
              Trails Project, Series 2003, 6.625%, 3/01/33
       2,060 Plano Special Service Area 1, Illinois, Special Tax Bonds,    3/14 at 102.00       N/R      1,995,913
              Lakewood Springs, Series 2004A, 6.200%, 3/01/34
             Robbins, Illinois, Resource Recovery Revenue Bonds,
             Restructuring Project, Series 1999C, Guaranteed by Foster
             Wheeler Ltd., Series 1999C:
          --  7.250%, 10/15/09 (Alternative Minimum Tax)                     No Opt. Call       N/R              1
          --  7.250%, 10/15/24 (Alternative Minimum Tax)                     No Opt. Call       N/R            124
       2,100 Round Lake, Illinois, Special Tax Bonds, Lakewood Grove       3/13 at 102.00       N/R      2,154,222
              Special Service Area 1, Series 2003, 6.700%, 3/01/33
       3,570 Round Lake, Illinois, Special Tax Bonds, Lakewood Grove       3/13 at 102.00       N/R      3,553,828
              Special Service Area 3, Series 2003, 6.750%, 3/01/33
------------------------------------------------------------------------------------------------------------------
             Indiana - 3.4%
       2,000 Indiana Health Facility Financing Authority, Hospital         3/14 at 101.00      BBB-      1,925,760
              Revenue Bonds, Community Foundation of Northwest Indiana,
              Series 2004A, 6.000%, 3/01/34
         150 Jasper County, Indiana, Economic Development Revenue Bonds,  12/07 at 102.00       Ba3        132,297
              Georgia Pacific Corporation Project, Series 1997, 5.625%,
              12/01/27 (Alternative Minimum Tax)
          50 Jasper County, Indiana, Economic Development Revenue Bonds,   4/09 at 102.00       Ba3         44,424
              Georgia Pacific Corporation Project, Series 1999, 5.600%,
              4/01/29 (Alternative Minimum Tax)
          45 Jasper County, Indiana, Economic Development Revenue          4/10 at 101.00       Ba3         45,592
              Refunding Bonds, Georgia Pacific Corporation Project,
              Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)
         890 Petersburg, Indiana, Pollution Control Revenue Refunding      8/11 at 102.00      Baa2        900,947
              Bonds, Indianapolis Power and Light Company, Series 1991,
              5.750%, 8/01/21
       1,500 Petersburg, Indiana, Pollution Control Revenue Bonds,         8/11 at 102.00      Baa3      1,560,075
              Indiana Power and Light Company, Series 1996, 6.375%,
              11/01/29 (Alternative Minimum Tax)
         750 Petersburg, Indiana, Pollution Control Revenue Refunding     12/04 at 102.00         A        780,353
              Bonds, Indianapolis Power and Light Company, Series 1995A,
              6.625%, 12/01/24 - ACA Insured
       7,315 Vincennes, Indiana, Economic Development Revenue Bonds,       1/09 at 102.00       N/R      6,883,561
              Southwest Indiana Regional Youth Village, Series 1999,
              6.250%, 1/01/24
       5,830 Whitley County, Indiana, Solid Waste and Sewerage Disposal   11/10 at 102.00       N/R      5,886,959
              Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
              11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Iowa - 0.1%
         685 Iowa Higher Education Loan Authority, Private College        10/10 at 102.00       N/R        723,572
              Facility Revenue Bonds, Waldorf College Project, Series
              1999, 7.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------
             Kentucky - 1.8%
             Kenton County Airport Board, Kentucky, Special Facilities
             Revenue Bonds, Delta Air Lines Project, Series 1992A:
       2,875  7.500%, 2/01/20 (Alternative Minimum Tax)                      No Opt. Call       CCC      2,508,466
         130  7.125%, 2/01/21 (Alternative Minimum Tax)                    8/04 at 100.00       CCC        107,055
             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare, Inc. Project, Series 1997:
       1,000  5.850%, 10/01/17                                             4/08 at 102.00       BB-        941,720
       2,500  5.875%, 10/01/22                                             4/08 at 102.00       BB-      2,255,850
             Newport Public Properties Corporation, Kentucky, First
             Mortgage Revenue Bonds, Public Parking and Plaza Project,
             Series 2000A:
       1,500  8.375%, 1/01/18                                              7/10 at 104.00       N/R      1,438,800
       2,320  8.500%, 1/01/27                                              7/10 at 104.00       N/R      2,229,288

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Louisiana - 3.7%
    $  3,405 Carter Plantation Community Development District,            11/05 at 100.00       N/R $     3,324,710
              Livingston Parish, Louisiana, Special Assessment Bonds,
              Series 2004, 5.500%, 5/01/16
         505 East Baton Rouge Parish, Louisiana, Revenue Refunding         3/08 at 102.00       Ba3         485,416
              Bonds, Georgia Pacific Corporation Project, Series 1998,
              5.350%, 9/01/11 (Alternative Minimum Tax)
       6,500 Hodge, Louisiana, Combined Utility System Revenue Bonds,        No Opt. Call         B       6,586,775
              Stone Containter Corporation, Series 2003, 7.450%, 3/01/24
              (Alternative Minimum Tax)
             Ouachita Parish Industrial Development Authority,
             Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks
             Project, Series 2004A:
         880  8.250%, 3/01/19 (Alternative Minimum Tax)                    3/10 at 102.00       N/R         879,243
         800  8.500%, 3/01/24 (Alternative Minimum Tax)                    3/10 at 102.00       N/R         807,664
       5,415 St. James Parish, Louisiana, Solid Waste Disposal Revenue    10/04 at 100.00       N/R       5,459,078
              Bonds, Freeport McMoran Project, Series 1992, 7.700%,
              10/01/22 (Alternative Minimum Tax)
       2,000 West Felciana Parish, Louisiana, Pollution Control Revenue    6/04 at 101.00       BB+       2,028,380
              Bonds, Gulf States Utilities Company, Series 1984I,
              7.700%, 12/01/14
-------------------------------------------------------------------------------------------------------------------
             Maine - 0.0%
         145 Maine Finance Authority, Solid Waste Recycling Facilities    10/04 at 100.00        BB         145,842
              Revenue Bonds, Bowater Inc. - Great Northern Paper
              Project, Series 1992, 7.750%, 10/01/22 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Maryland - 2.0%
       3,320 Maryland Energy Financing Administration, Revenue Bonds,      9/05 at 102.00       N/R       3,362,363
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)
             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Collington Episcopal Life, Series
             2001A:
          10  6.750%, 4/01/20                                              4/09 at 100.00       N/R           7,901
         300  6.750%, 4/01/23                                              4/11 at 101.00       N/R         237,030
             Prince George's County, Maryland, Project and Revenue
             Refunding Bonds, Dimensions Health Corporation, Series 1994:
          25  5.100%, 7/01/06                                              7/04 at 102.00        B3          20,106
         665  5.375%, 7/01/14                                              7/04 at 102.00        B3         525,290
       8,665  5.300%, 7/01/24                                              7/04 at 102.00        B3       6,465,996
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 1.0%
       2,000 Boston Industrial Development Financing Authority,            9/12 at 102.00       N/R       1,963,860
              Massachusetts, Subordinate Revenue Bonds, Crosstown Center
              Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum
              Tax)
         870 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB         829,284
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.300%, 12/01/14 (Alternative Minimum Tax)
       1,000 Massachusetts Development Finance Agency, Resource Recovery  12/09 at 102.00       BBB       1,048,290
              Revenue Bonds, Ogden Haverhill, Series 1999A, 6.700%,
              12/01/14 (Alternative Minimum Tax)
       1,345 Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call       N/R       1,423,050
              Resource Recovery Revenue Bonds, Eco/ Springfield LLC
              Project, Series 2000A, 8.375%, 7/01/14 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Michigan - 5.4%
       1,300 Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R       1,227,759
              Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29
         925 Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R         943,796
              Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29
       4,485 Detroit Local Development Finance Authority, Michigan, Tax    5/09 at 101.00       BB-       3,766,189
              Increment Bonds, Series 1998A, 5.500%, 5/01/21
             Michigan Municipal Bond Authority, Public School Academy
             Revenue Bonds, Detroit Academy of Arts and Sciences Charter
             School, Series 2001A:
       2,000  7.500%, 10/01/12                                            10/09 at 102.00       Ba1       2,069,200
       3,500  8.000%, 10/01/31                                            10/09 at 102.00       Ba1       3,597,650

----
21

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Michigan (continued)
             Michigan Municipal Bond Authority, Public School Academy
             Revenue Bonds, YMCA Service Learning Academy Charter
             School, Series 2001:
    $  1,400  7.250%, 10/01/11                                            10/09 at 102.00       Ba1 $     1,436,526
         750  7.625%, 10/01/21                                            10/09 at 102.00       Ba1         763,920
             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds, Detroit Medical Center Obligated Group,
             Series 1993A:
         665  6.250%, 8/15/13                                              8/04 at 101.00       Ba3         571,235
         595  6.500%, 8/15/18                                              8/04 at 101.00       Ba3         498,800
         110 Michigan State Hospital Finance Authority, Hospital Revenue   8/04 at 102.00       Ba3          80,022
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993B, 5.500%, 8/15/23
       4,175 Michigan State Hospital Finance Authority, Revenue Bonds,     1/06 at 102.00       N/R       3,808,477
              Presbyterian Villages of Michigan Obligated Group, Series
              1995, 6.500%, 1/01/25
             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Sinai Hospital, Series 1995:
         135  6.625%, 1/01/16                                              1/06 at 102.00       Ba3         116,741
         275  6.700%, 1/01/26                                              1/06 at 102.00       Ba3         227,013
             Michigan State Hospital Finance Authority, Revenue Bonds,
             Presbyterian Villages of Michigan Obligated Group, Series
             1997:
         275  6.375%, 1/01/15                                              1/07 at 102.00       N/R         265,999
         535  6.375%, 1/01/25                                              1/07 at 102.00       N/R         484,384
             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Detroit Medical Center Obligated Group, Series 1998A:
         115  5.125%, 8/15/18                                              8/08 at 101.00       Ba3          84,212
         170  5.250%, 8/15/23                                              8/08 at 101.00       Ba3         119,638
       1,020  5.250%, 8/15/28                                              8/08 at 101.00       Ba3         691,529
         150 Midland County Economic Development Corporation, Michigan,    7/07 at 101.00       BB+         154,383
              Subordinated Pollution Control Limited Obligation Revenue
              Refunding Bonds, Midland Cogeneration Project, Series
              2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)
       2,805 Nataki Talibah Schoolhouse, Wayne County, Michigan,           6/10 at 102.00       N/R       2,948,560
              Certificates of Participation, Series 2000, 8.250%, 6/01/30
             Pontiac Hospital Finance Authority, Michigan, Hospital
             Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
       1,140  6.000%, 8/01/13                                              8/04 at 101.00       Ba1       1,043,556
       1,905  6.000%, 8/01/18                                              8/04 at 101.00       Ba1       1,692,231
       2,130  6.000%, 8/01/23                                              8/04 at 101.00       Ba1       1,851,716
         500 Wayne County, Michigan, Special Airport Facilities Revenue   12/05 at 102.00       N/R         449,450
              Refunding Bonds, Northwest Airlines, Inc., Series 1995,
              6.750%, 12/01/15
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 2.6%
       3,250 Duluth Economic Development Authority, Minnesota,             6/12 at 101.00        BB       3,389,133
              Healthcare Facilities Revenue Bonds, Saint Luke's
              Hospital, Series 2002, 7.250%, 6/15/32
       2,500 Minneapolis-St. Paul Metropolitan Airports Commission,        4/11 at 101.00       N/R       2,280,750
              Minnesota, Special Facilities Revenue Bonds, Northwest
              Airlines, Inc. Project, Series 2001A, 7.000%, 4/01/25
              (Alternative Minimum Tax)
         400 Northwest Minnesota Multi-County Housing and Redevelopment   10/04 at 102.00       N/R         236,000
              Authority, Governmental Housing Revenue Bonds, Pooled
              Housing Program, Series 1994B, 8.125%, 10/01/26
       1,325 Ramsey, Anoka County, Minnesota, Charter School Lease         6/14 at 102.00       N/R       1,327,610
              Revenue Bonds, PACT Charter School, Series 2004A, 6.750%,
              12/01/33
         135 St. Paul Housing and Redevelopment Authority, Minnesota,      5/04 at 102.00        BB         136,459
              Hospital Facility Revenue Bonds, HealthEast Inc., Series
              1993B, 6.625%, 11/01/17
         590 St. Paul Housing and Redevelopment Authority, Minnesota,      5/04 at 102.00        BB         596,797
              Hospital Facility Revenue Refunding Bonds, HealthEast
              Inc., Series 1993A, 6.625%, 11/01/17

----
22

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Minnesota (continued)
    $  1,600 St. Paul Housing and Redevelopment Finance Authority,        12/11 at 102.00       N/R $     1,630,592
              Minnesota, Charter School Revenue Bonds, Achieve Charter
              School, Series 2003A, 7.000%, 12/01/32
       1,100 Saint Paul Housing and Redevelopment Authority, Minnesota,    6/14 at 102.00       N/R       1,102,167
              Charter School Revenue Bonds, HOPE Academy Charter School,
              Series 2004A, 6.750%, 12/01/33 (WI, settling 5/11/04)
       3,000 South St. Paul Housing and Redevelopment Authority,          11/04 at 102.00        BB       3,077,070
              Minnesota, Hospital Facility Revenue Refunding Bonds,
              HealthEast, Inc., Series 1994, 6.750%, 11/01/09
-------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.2%
       1,000 Perry County, Mississippi, Pollution Control Revenue          3/12 at 100.00       Ba3         944,510
              Refunding Bonds, Leaf River Forest Project, Series 1999,
              5.200%, 10/01/12
-------------------------------------------------------------------------------------------------------------------
             Missouri - 0.9%
       2,400 Kansas City Industrial Development Authority, Missouri,       2/14 at 102.00       N/R       2,323,056
              Multifamily Housing Revenue Bonds, Pickwick Apartments
              Project, Series 2004, 8.000%, 2/01/34 (Alternative Minimum
              Tax)
       2,500 St. Louis County Industrial Development Authority,            6/04 at 101.00       N/R       2,576,500
              Missouri, Revenue Bonds, Kiel Center Multipupose Arena,
              Series 1992, 7.875%, 12/01/24 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Montana - 1.8%
       9,500 Montana Board of Investments, Exempt Facility Revenue         7/10 at 101.00       Ba3       9,827,940
              Bonds, Stillwater Mining Company Project, Series 2000,
              8.000%, 7/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Nevada - 1.8%
       1,300 Clark County, Nevada, Local Improvement Bonds, Mountain's     8/16 at 100.00       N/R       1,298,414
              Edge Special Improvement District 142, Series 2003,
              6.375%, 8/01/23
         380 Clark County, Nevada, Industrial Development Revenue Bonds,   1/05 at 100.00        B-         324,790
              Nevada Power Company Project, Series 1995A, 5.600%,
              10/01/30 (Alternative Minimum Tax)
         345 Clark County, Nevada, Industrial Development Revenue         10/04 at 100.00        B-         306,350
              Refunding Bonds, Nevada Power Company Project, Series
              1995B, 5.900%, 10/01/30 (Alternative Minimum Tax)
       4,045 Clark County, Nevada, Industrial Development Revenue Bonds,   7/04 at 101.00        B-       3,460,578
              Nevada Power Company Project, Variable Rate Demand
              Obligations, Series 1995C, 5.500%, 10/01/30
         110 Clark County, Nevada, Industrial Development Revenue Bonds,  11/04 at 100.00        B-          97,356
              Nevada Power Company Project, Series 1997A, 5.900%,
              11/01/32 (Alternative Minimum Tax)
          25 Clark County, Nevada, Pollution Control Revenue Bonds,        1/05 at 100.00        B-          21,754
              Nevada Power Company, Series 1995D, 5.450%, 10/01/23
       3,400 Director of Nevada State Department of Business and           1/10 at 102.00       N/R       3,256,146
              Industry, Revenue Bonds, Las Vegas Monorail Project,
              Second Tier Series 2000, 7.375%, 1/01/40
       1,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A       1,066,660
              2002A, 6.625%, 10/01/17 - ACA Insured
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.4%
       1,500 New Hampshire Health and Education Facilities Authority,     10/11 at 101.00        A+       1,539,960
              Revenue Bonds, Exeter Hospital, Series 2001A, 5.750%,
              10/01/31
         685 New Hampshire Higher Educational and Health Facilities          No Opt. Call       BB-         686,802
              Authority, Revenue Bonds, Littleton Hospital Association,
              Series 1998A, 5.450%, 5/01/08
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 1.7%
       2,155 New Jersey Economic Development Authority, Industrial         4/06 at 102.00       Ba3       2,173,770
              Development Revenue Refunding Bonds, Newark Airport
              Marriott Hotel, Series 1996, 7.000%, 10/01/14
       1,925 New Jersey Economic Development Authority, Revenue Bonds,     8/09 at 102.00       N/R       1,732,500
              Meridian Health System - Shrewsbury Assisted Living
              Facility, Series 1999, 6.750%, 8/01/30
       1,000 New Jersey Economic Development Authority, Special            9/09 at 101.00         B         784,260
              Facilities Revenue Bonds, Continental Airlines, Inc.,
              Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)
       2,000 New Jersey Economic Development Authority, Special            6/13 at 101.00         B       2,006,660
              Facilities Revenue Bonds, Continental Airlines, Inc.,
              Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)

----
23

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             New Jersey (continued)
             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
    $  1,250  6.750%, 6/01/39                                              6/13 at 100.00       BBB $     1,173,025
       1,000  7.000%, 6/01/41                                              6/13 at 100.00       BBB         982,400
-------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.1%
         780 Farmington, New Mexico, Pollution Control Revenue Refunding  10/04 at 100.00       BBB         799,500
              Bonds, Southern California Edison Company - Four Corners
              Project, Series 1991A, 7.200%, 4/01/21
-------------------------------------------------------------------------------------------------------------------
             New York - 1.1%
       1,360 Cattaraugus County Industrial Development Agency, New York,     No Opt. Call       N/R         783,034
              Revenue Bonds, Laidlaw Energy and Environmental, Inc.
              Project, Series 1999A, 8.500%, 7/01/21 (Alternative
              Minimum Tax) ##
         550 New York City Industrial Development Agency, New York,        8/07 at 102.00       CCC         341,000
              Special Facilities Revenue Bonds, American Airlines, Inc.,
              Series 1990, 5.400%, 7/01/20 (Alternative Minimum Tax)
       1,700 New York City Industrial Development Agency, New York,        8/04 at 102.00       CCC       1,172,031
              Special Facilities Revenue Bonds, American Airlines, Inc.,
              Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)
         750 New York City Industrial Development Agency, New York,       12/12 at 101.00       Ba2         736,665
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)
         500 New York City Industrial Development Agency, New York,       11/12 at 100.00      CCC+         487,760
              Special Facilities Revenue Bonds, Continental Airlines,
              Inc., Series 2003, 8.375%, 11/01/16 (Alternative Minimum
              Tax)
             Dormitory Authority of the State of New York, Revenue
              Bonds, Nyack Hospital, Series 1996:
       1,270  6.000%, 7/01/06                                              7/06 at 102.00       Ba3       1,229,893
         500  6.250%, 7/01/13                                              7/06 at 102.00       Ba3         454,095
         500 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA         543,135
              Bonds, Marymount Manhattan College, Series 1999, 6.125%,
              7/01/21 - RAAI Insured
-------------------------------------------------------------------------------------------------------------------
             North Carolina - 1.0%
       5,500 North Carolina Capital Facilities Financing Agency, Solid     7/12 at 106.00       N/R       5,394,345
              Waste Facilities Revenue Bonds, Liberty Tire Services of
              North Carolina LLC, Series 2004A, 6.750%, 7/01/29
-------------------------------------------------------------------------------------------------------------------
             North Dakota - 0.2%
         940 Oakes, North Dakota, Industrial Development Revenue Bonds,    2/05 at 103.00       N/R         965,718
              Omniquip International, Inc. Project, Series 1999, 5.800%,
              2/01/14 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Ohio - 1.4%
             Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
             Services and Education Corporation, Series 1998:
         500  5.700%, 1/01/13                                              1/08 at 102.00        BB         457,620
         400  5.800%, 1/01/18                                              1/08 at 102.00        BB         348,608
       1,000 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       BB+         901,680
              Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18
         400 Ohio Water Development Authority, Solid Waste Disposal        9/05 at 102.00        A+         414,988
              Revenue Bonds, BHP Steel LLC, Series 1995, 6.300%, 9/01/20
              (Alternative Minimum Tax)
       3,000 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R       2,789,610
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)
       2,500 Ohio Water Development Authority, Solid Waste Disposal        9/09 at 102.00       N/R       2,511,225
              Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
              9/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 2.4%
             Oklahoma Development Finance Authority, Revenue Refunding
             Bonds, Hillcrest Healthcare System, Series 1999A:
       1,250  5.125%, 8/15/10                                              8/09 at 101.00        B1       1,104,538
       1,000  5.750%, 8/15/12                                              8/09 at 101.00        B1         894,680
         815  5.750%, 8/15/13                                              8/09 at 101.00        B1         721,919
       1,000  5.750%, 8/15/15                                              8/09 at 101.00        B1         869,860

----
24

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Oklahoma (continued)
             Oklahoma Development Finance Authority, Revenue Refunding
             Bonds, Hillcrest Healthcare System, Series 1999A:
    $  1,730  5.625%, 8/15/19                                              8/09 at 101.00        B1 $     1,441,021
       6,020  5.625%, 8/15/29                                              8/09 at 101.00        B1       4,776,449
       2,130 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,       6/05 at 102.00        B-       1,817,337
              American Airlines, Inc., Series 1995, 6.250%, 6/01/20
       1,200 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-       1,103,748
              Bonds, American Airlines, Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 4.2%
             Allegheny County Hospital Development Authority,
             Pennsylvania, Revenue Bonds, West Penn Allegheny Health
             System, Series 2000B:
       2,765  9.250%, 11/15/22                                            11/10 at 102.00         B       3,094,339
       5,545  9.250%, 11/15/30                                            11/10 at 102.00         B       6,199,310
         775 Cumberland County Municipal Authority, Pennsylvania, First   11/04 at 102.00    BBB***         812,564
              Mortgage Revenue Refunding Bonds, Carlisle Hospital and
              Health Services, Series 1994, 6.800%, 11/15/14
              (Pre-refunded to 11/15/04)
       1,500 Cumberland County Municipal Authority, Pennsylvania,          1/13 at 101.00       N/R       1,492,575
              Retirement Community Revenue Bonds, Wesley Affiliated
              Services, Inc., Series 2002A, 7.125%, 1/01/25
       1,200 New Morgan Industrial Development Authority, Pennsylvania,   10/04 at 102.00       BB-       1,117,116
              Solid Waste Disposal Revenue Bonds, New Morgan Landfill
              Company, Inc. Project, Series 1994, 6.500%, 4/01/19
              (Alternative Minimum Tax)
         465 Northumberland County Industrial Development Authority,       2/13 at 102.00       N/R         441,448
              Pennsylvania, Facility Revenue Bonds, NHS Youth Services,
              Inc., Series 2002, 7.500%, 2/15/29
       2,000 Pennsylvania Economic Development Financing Authority,        4/09 at 102.00       N/R       2,028,420
              Exempt Facilities Revenue Bonds, National Gypsum Company,
              Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)
             Pennsylvania Economic Development Financing Authority,
             Resource Recovery Revenue Bonds, Northampton Generating
             Project, Senior Lien Series 1994A:
       1,400  6.400%, 1/01/09 (Alternative Minimum Tax)                    7/04 at 102.00      BBB-       1,429,498
       1,000  6.500%, 1/01/13 (Alternative Minimum Tax)                    7/04 at 102.00      BBB-       1,012,470
       1,500  6.600%, 1/01/19 (Alternative Minimum Tax)                    7/04 at 102.00      BBB-       1,513,815
       1,500 Pennsylvania Economic Development Financing Authority,       12/04 at 102.00      BBB-       1,550,595
              Resource Recovery Revenue Bonds, Colver Project, Series
              1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)
         580 Pennsylvania Economic Development Financing Authority         6/08 at 100.00       BB+         537,851
              Revenue Bonds, Northwestern Human Services, Inc. Project,
              Series 1998A, 5.250%, 6/01/09
       1,000 Pennsylvania Economic Development Financing Authority,        6/12 at 102.00         A       1,042,510
              Revenue Bonds, AMTRAK 30th Street Station Parking Garage
              Project, Series 2002, 5.800%, 6/01/23 (Alternative Minimum
              Tax) - ACA Insured
-------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.3%
       1,500 Tiverton, Rhode Island, Special Obligation Tax Increment      5/12 at 102.00       N/R       1,487,775
              Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%,
              5/01/22
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 1.3%
             Connector 2000 Association Inc., South Carolina, Senior
              Lien Toll Road Revenue Bonds, Series 1998B:
       4,560  0.000%, 1/01/32                                               1/08 at 25.56        B-         270,089
       4,550  0.000%, 1/01/33                                               1/08 at 24.13        B-         243,334
         500 Richland County, South Carolina, Environmental Improvement    4/13 at 101.00       BBB         524,235
              Revenue Refunding Bonds, International Paper Company,
              Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)
       2,000 South Carolina JOBS Economic Development Authority,           8/13 at 100.00       BBB       2,155,020
              Hospital Revenue Bonds, Palmetto Health Alliance, Series
              2003C, 6.875%, 8/01/27
             Tobacco Settlement Revenue Management Authority, South
             Carolina, Tobacco Settlement Asset-Backed Bonds, Series
             2001B:
       1,500  6.000%, 5/15/22                                              5/11 at 101.00       BBB       1,387,260
       2,045  6.375%, 5/15/28                                              5/11 at 101.00       BBB       1,865,285
         335  6.375%, 5/15/30                                                No Opt. Call       BBB         302,863

----
25

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 0.8%
    $  3,550 McMinn County Industrial Development Board, Tennessee,        9/04 at 100.00        BB $     3,553,337
              Pollution Control Facilities Revenue Bonds, Bowater,
              Inc. - Calhoun Newsprint Company Project, Series 1991,
              7.625%, 3/01/16 (Alternative Minimum Tax)
         500 McMinn County Industrial Development Board, Tennessee,        6/04 at 101.00        BB         503,105
              Solid Waste Recycling Facilities Revenue Bonds, Bowater
              Inc. - Calhoun Newsprint Company Project, Series 1992,
              7.400%, 12/01/22 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Texas - 5.5%
       1,500 Abilene Health Facilities Development Corporation, Texas,    11/13 at 101.00       N/R       1,556,760
              Retirement Facility Revenue Bonds, Sears Methodist
              Retirement System, Series 2003A, 7.000%, 11/15/33
       1,000 Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call       BBB       1,057,330
              Refunding Bonds, TXU Electric Company Project, Series
              2001C, 5.750%, 5/01/36 (Alternative Minimum Tax)
              (Mandatory put 11/01/11)
       1,550 Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00       BBB       1,771,356
              Refunding Bonds, TXU Electric Company Project, Series
              1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)
       1,000 Brazos River Authority, Texas, Pollution Control Revenue     10/13 at 101.00       BBB       1,059,090
              Bonds, TXU Energy Company LLC, Series 2003C, 6.750%,
              10/01/38 (Alternative Minimum Tax)
         195 Brazos River Authority, Texas, Revenue Bonds, Reliant         4/09 at 101.00      BBB-         191,753
              Energy, Inc., Series 1999A, 5.375%, 4/01/19
         500 Brazos River Authority, Texas, Revenue Bonds, Reliant        12/08 at 102.00      BBB-         544,110
              Energy, Inc., Series 1999B, 7.750%, 12/01/18
       1,200 Dallas-Ft. Worth International Airport Facility Improvement   5/04 at 101.00       CCC         839,292
              Corporation, Texas, Revenue Bonds, American Airlines,
              Inc., Series 1992, 7.250%, 11/01/30 (Alternative Minimum
              Tax)
       2,540 Dallas-Ft. Worth International Airport Facility Improvement  11/05 at 102.00       CCC       1,753,083
              Corporation, Texas, Revenue Bonds, American Airlines,
              Inc., Series 1995, 6.000%, 11/01/14
       2,000 Gulf Coast Industrial Development Authority, Texas, Solid     4/12 at 100.00       Ba2       2,143,660
              Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
              Tax)
         500 Gulf Coast Industrial Development Authority, Texas, Solid       No Opt. Call       Ba2         525,045
              Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 1995, 7.500%, 5/01/25 (Alternative Minimum
              Tax) (Mandatory put 9/30/12)
       1,120 Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00        B-         796,152
              Bonds, Continental Air Lines, Inc. Project, Series 1998C,
              5.700%, 7/15/29 (Alternative Minimum Tax)
             Houston, Texas, Airport System Special Facilities Revenue
             Bonds, Continental Air Lines, Inc. Project, Series 2001E:
       1,450  6.750%, 7/01/21 (Alternative Minimum Tax)                    7/11 at 101.00        B-       1,234,298
         500  7.375%, 7/01/22 (Alternative Minimum Tax)                    7/11 at 101.00        B-         452,585
       2,750  6.750%, 7/01/29 (Alternative Minimum Tax)                    7/11 at 101.00        B-       2,310,138
             Houston Health Facilities Development Corporation, Texas,
             Revenue Bonds, Buckingham Senior Living Community, Inc.,
             Series 2004A:
         250  7.000%, 2/15/23                                              2/14 at 101.00       N/R         251,338
       1,400  7.125%, 2/15/34                                              2/14 at 101.00       N/R       1,394,638
       2,260 Matagorda County Navagation District No. 1, Texas, Revenue    5/09 at 101.00      BBB-       2,207,432
              Bonds, Reliant Energy, Inc., Series 1999B, 5.950%, 5/01/30
              (Alternative Minimum Tax)
       1,500 Matagorda County Navagation District No. 1, Texas, Revenue      No Opt. Call      BBB-       1,628,490
              Bonds, Reliant Energy, Inc., Series 1999C, 8.000%, 5/01/29
              (Mandatory put 4/01/08)
       1,000 Port Corpus Christi Industrial Development Corporation,       5/07 at 102.00       BB-       1,042,610
              Texas, Environmental Facilities Revenue Bonds, CITGO
              Petroleum Corporation, Series 2003, 8.250%, 11/01/31
              (Alternative Minimum Tax)
       1,000 Sabine River Authority, Texas, Pollution Control Revenue      8/13 at 101.00       BBB       1,040,770
              Bonds, TXU Electric Company, Series 2003B, 6.150%, 8/01/22
       5,850 Texas Department of Housing and Community Affairs,            7/21 at 100.00       N/R       5,715,157
              Multifamily Housing Revenue Bonds, Humble Parkway
              Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
              Minimum Tax)

----
26

   Principal                                                                Optional Call                  Market
Amount (000) Description                                                      Provisions* Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
             Utah - 0.5%
    $    750 Bountiful, Davis County, Utah, Hospital Revenue Refunding    12/08 at 101.00       N/R $     661,958
              Bonds, South Davis Community Hospital Project, Series
              1998, 5.750%, 12/15/18
       1,500 Carbon County, Utah, Solid Waste Disposal Revenue Refunding   2/05 at 102.00       BB-     1,540,665
              Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
              Industries, Series 1995, 7.500%, 2/01/10 (Alternative
              Minimum Tax)
         150 Carbon County, Utah, Solid Waste Disposal Revenue Bonds,      7/07 at 102.00       N/R       155,058
              Laidlaw/ECDC Project, Guaranteed by Allied Waste
              Industries, Series 1997A, 7.450%, 7/01/17 (Alternative
              Minimum Tax)
          60 Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/09 at 101.50       Aa2        61,356
              Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.3%
         625 Virgin Islands Government Refinery Facilities, Senior         1/13 at 100.00      BBB-       666,469
              Secured Revenue Bonds, Hovensa LLC Coker Project, Series
              2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
       1,000 Virgin Islands Public Financing Authority, Refinery Revenue   7/14 at 100.00      BBB-     1,022,180
              Bonds, Hovensa LLC Project, Senior Secured Lien, Series
              2004, 5.875%, 7/01/22
-----------------------------------------------------------------------------------------------------------------
             Virginia - 4.8%
         150 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3       134,283
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax)
          25 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba3        25,132
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1999A, 6.550%, 12/01/25
              (Alternative Minimum Tax)
       2,353 Bell Creek Community Development Authority, Virginia,         3/13 at 101.00       N/R     2,339,447
              Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22
       3,000 Broad Street Community Development Authority, Virginia,       6/13 at 102.00       N/R     2,908,470
              Revenue Bonds, Series 2003, 7.500%, 6/01/33
       2,226 Celebrate Virginia North Community Development Authority,     3/14 at 102.00       N/R     2,194,235
              Special Assessment Revenue Bonds, Series 2003B, 6.750%,
              3/01/34
         435 Goochland County Industrial Development Authority,           12/08 at 101.00       Ba3       386,724
              Virginia, Industrial Development Revenue Refunding Bonds,
              Nekoosa Packaging Corporation Project, Series 1998,
              5.650%, 12/01/25 (Alternative Minimum Tax)
       2,005 Hopewell Industrial Development Authority, Virginia,          6/04 at 101.00       N/R     2,049,611
              Resources Recovery Revenue Refunding Bonds, Stone
              Container Corporation Project, Series 1992, 8.250%, 6/01/16
       3,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00      BBB-     3,047,400
              Virginia, Exempt Facility Revenue Refunding Bonds, UAE LP
              Project, Series 2002, 6.500%, 10/15/17 (Alternative
              Minimum Tax)
             Pocahontas Parkway Association, Virginia, Route 895
             Connector Toll Road Senior Lien Revenue Bonds, Series 1998A:
          50  5.000%, 8/15/05                                                No Opt. Call        BB        50,313
         200  5.000%, 8/15/06                                                No Opt. Call        BB       200,586
         500  5.250%, 8/15/07                                                No Opt. Call        BB       495,295
       5,140  0.000%, 8/15/14                                               8/08 at 73.23        BB     2,319,682
       4,855  5.500%, 8/15/28                                              8/08 at 102.00        BB     4,014,551
       1,000  0.000%, 8/15/30                                               8/08 at 28.38        BB       133,410
             Pocahontas Parkway Association, Virginia, Route 895
             Connector Toll Road Senior Lien Revenue Bonds, Series 1998B:
       2,775  0.000%, 8/15/12                                               8/08 at 82.10        BB     1,505,854
       3,000  0.000%, 8/15/15                                               8/08 at 68.82        BB     1,260,300
       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2     1,273,290
              Virginia, Horse Center Revenue and Refunding Bonds, Series
              2001C, 6.850%, 7/15/21
       1,000 Virginia Gateway Community Development Authority, Prince      3/13 at 102.00       N/R       989,900
              William County, Special Assessment Bonds, Series 2003,
              6.375%, 3/01/30
         585 Virginia Small Business Financing Authority, Industrial         No Opt. Call       N/R       582,444
              Development Water Revenue Bonds, S.I.L. Clean Water, LLC
              Project, Series 1999, 7.250%, 11/01/09 (Alternative
              Minimum Tax)

----
27

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.1%
    $  1,000 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB $       979,990
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              7.000%, 6/01/28
          40 Green Bay Redevelopment Authority, Wisconsin, Industrial        No Opt. Call       Ba2          37,045
              Development Revenue Bonds, Fort James Project, Series
              1999, 5.600%, 5/01/19 (Alternative Minimum Tax)
         450 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,  12/14 at 101.00       N/R         446,724
              Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16
       1,050 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call       Ba3         978,474
              Nekoosa Paper, Inc., Series 1999B, 5.500%, 7/01/15
       1,000 Wisconsin Health and Educational Facilities Authority,        2/09 at 101.00      BBB+         979,570
              Revenue Bonds, Aurora Health Care, Inc., Series 1999A,
              5.600%, 2/15/29
       1,365 Wisconsin Health and Educational Facilities Authority,       10/11 at 100.00       BBB       1,374,965
              Revenue Bonds, Carroll College, Inc., Series 2001, 6.250%,
              10/01/21
       2,500 Wisconsin Health and Educational Facilities Authority,        5/12 at 100.00       N/R       2,601,950
              Revenue Bonds, Divine Savior Healthcare, Series 2002A,
              7.500%, 5/01/32
       2,250 Wisconsin Health and Educational Facilities Authority,        1/13 at 101.00       N/R       2,256,165
              Revenue Bonds, Community Memorial Hospital, Inc. - Oconto
              Falls, Series 2003, 7.250%, 1/15/33
             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Southwest Health Center, Inc., Series 2004A:
         875  6.125%, 4/01/24                                              4/14 at 100.00       N/R         845,775
       1,000  6.250%, 4/01/34                                              4/14 at 100.00       N/R         957,122
--------------------------------------------------------------------------------------------------------------------
    $559,859 Total Long-Term Investments (cost $524,018,519) - 100.1%                                   535,105,439
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.1)%                       --------------- ---------        (542,709)
             -----------------------------------------------------------                            ---------------
             Net Assets - 100%                                            --------------- --------- $   534,562,730
             -----------------------------------------------------------                            ---------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly.
           ## Non-income producing security. Subsequent to the reporting period, the Fund sold its position in the security.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
28

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
April 30, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Alabama - 2.5%

    $    200 Alabama State Docks Department, Docks Facilities Revenue     10/06 at 102.00       AAA $  218,970
              Bonds, Series 1996, 6.100%, 10/01/13 (Alternative Minimum
              Tax) - MBIA Insured

         400 Bayou La Batre Utilities Board, Alabama, Water and Sewer      3/07 at 102.00        AA    409,028
              Revenue Refunding and Improvement Bonds, Series 1997,
              5.750%, 3/01/27 - RAAI Insured

         100 Jefferson County, Alabama, Sewer Revenue Warrants, Series     2/07 at 101.00       AAA    110,307
              1997D, 5.750%, 2/01/27 (Pre-refunded to 2/01/07) - FGIC
              Insured

       2,000 Sheffield, Alabama, Electric Revenue Warrants, Series 2003,   7/13 at 100.00       Aaa  2,098,920
              5.500%, 7/01/29 - AMBAC Insured

       5,000 Southeast Alabama Gas District, General System Revenue        6/10 at 102.00       Aaa  5,429,850
              Bonds, Series 2000A, 5.500%, 6/01/20 - AMBAC Insured

         250 Tallassee Industrial Development Board, Alabama, Revenue      8/06 at 102.00      A***    277,035
              Bonds, Dow-United Technologies Composite Products, Series
              1996A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)
--------------------------------------------------------------------------------------------------------------
             Alaska - 1.3%

       3,200 Anchorage, Alaska, Water Revenue Refunding Bonds, Series      9/09 at 101.00       AAA  3,552,000
              1999, 6.000%, 9/01/24 - AMBAC Insured

       1,000 Northern Tobacco Securitization Corporation, Alaska,          6/11 at 100.00       BBB    852,440
              Tobacco Settlement Asset-Backed Bonds, Series 2001,
              5.500%, 6/01/29
--------------------------------------------------------------------------------------------------------------
             Arizona - 1.0%

       2,100 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB  2,260,818
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 7.000%, 12/01/25

       1,050 Northern Arizona University, System Revenue Bonds, Series     6/14 at 100.00       AAA  1,143,671
              2003, 5.500%, 6/01/22 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             California - 8.0%

             California, General Obligation Bonds, Series 2004:
         875  5.000%, 2/01/19 - AMBAC Insured                              2/14 at 100.00       AAA    901,845
       1,000  5.200%, 4/01/26                                              4/14 at 100.00      Baa1    985,170

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       2,000  6.000%, 5/01/14                                              5/12 at 101.00        A3  2,223,580
       5,500  5.375%, 5/01/21                                              5/12 at 101.00        A3  5,672,205

       4,335 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA  5,662,030
              Revenue Bonds, DRIVERS, Series 344, 13.770%, 5/01/13 (IF)

             California State Public Works Board, Lease Revenue Bonds,
             Department of General Services, Series 2003D:
       1,350  5.500%, 6/01/17                                             12/13 at 100.00      Baa2  1,419,215
       1,490  5.500%, 6/01/19                                             12/13 at 100.00      Baa2  1,547,842

       8,000 Contra Costa Home Mortgage Finance Authority, California,       No Opt. Call       AAA  4,051,600
              Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17
              - MBIA Insured

       2,000 Foothill-Eastern Transportation Corridor Agency,                No Opt. Call       AAA  1,981,600
              California, Toll Road Revenue Bonds, Series 1995A, 0.000%,
              1/01/05

       1,500 Long Beach, California, Revenue Bonds, Aquarium of the        7/05 at 102.00       AAA  1,608,195
              Pacific Project, Series 1995A, 6.125%, 7/01/23
              (Pre-refunded to 7/01/05)

             Sacramento Cogeneration Authority, California, Cogeneration
             Project Revenue Bonds, Proctor and Gamble, Series 1995:
         500  6.200%, 7/01/06                                              7/05 at 102.00       BBB    531,575
       1,000  6.500%, 7/01/21 (Pre-refunded to 7/01/05)                    7/05 at 102.00       AAA  1,079,650
--------------------------------------------------------------------------------------------------------------
             Colorado - 2.8%

       6,000 Arapahoe County Capital Improvement Trust Fund, Colorado,       No Opt. Call       AAA  5,878,260
              Senior Revenue Bonds, Highway E-470 Project, Series 1986C,
              0.000%, 8/31/05

       2,000 Arapahoe County Capital Improvement Trust Fund, Colorado,     8/05 at 103.00       AAA  2,203,020
              Senior Revenue Bonds, Highway E-470 Project, Series 1986B,
              6.950%, 8/31/20 (Pre-refunded to 8/31/05)

       1,570 Colorado Housing and Finance Authority, Single Family         4/10 at 105.00        AA  1,600,285
              Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29
              (Alternative Minimum Tax)

----
29

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Connecticut - 2.1%

             Bridgeport, Connecticut, General Obligation Bonds, Series
             ROL-II-R-45:
    $  2,360  15.900%, 7/15/16 (IF) (Pre-refunded to 7/15/10)              7/10 at 101.00       AAA $3,509,627
       2,600  15.810%, 7/15/17 (IF) (Pre-refunded to 7/15/10)              7/10 at 101.00       AAA  3,866,538
--------------------------------------------------------------------------------------------------------------
             Delaware - 1.5%

       5,000 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1  5,247,400
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000D, 5.650%, 7/01/28 (Alternative Minimum Tax)
              (Mandatory put 7/01/10)
--------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.4%

       4,365 District of Columbia, Certificates of Participation, Series   1/14 at 100.00       AAA  4,712,803
              2003, 5.500%, 1/01/18 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Florida - 2.8%

       1,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call        AA  1,281,624
              Revenue Bonds, Ascension Health Credit Group, Series
              2003A, 5.250%, 11/15/14

       3,510 Florida Housing Finance Corporation, Revenue Bonds, Wyndham   1/11 at 100.00       AAA  3,654,963
              Place Apartments, Project, Series 2000W-1, 5.850%, 1/01/41
              (Alternative Minimum Tax) - FSA Insured

             Jacksonville Port Authority, Florida, Seaport Revenue
             Bonds, Series 2000:
       1,115  5.625%, 11/01/26 (Alternative Minimum Tax) (Pre-refunded    11/10 at 100.00       Aaa  1,244,730
              to 11/01/10) - MBIA Insured
       1,600  5.625%, 11/01/26 (Alternative Minimum Tax) - MBIA Insured   11/10 at 100.00       Aaa  1,648,320

       1,860 Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia       7/04 at 102.00       N/R  1,900,195
              Island Properties, Inc., Series 1993A, 9.750%, 1/01/23
--------------------------------------------------------------------------------------------------------------
             Georgia - 0.5%

       1,500 Fulton County Development Authority, Georgia, Revenue           No Opt. Call       AAA  1,619,715
              Bonds, Georgia Tech - Klaus Parking and Family Housing
              Projects, Series 2003, 5.000%, 11/01/13 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Illinois - 5.6%

             Champaign, Illinois, General Obligation Public Safety Sales
              Tax Bonds, Series 1999:
       1,140  8.250%, 1/01/21 - FGIC Insured                                 No Opt. Call       AAA  1,584,383
       1,275  8.250%, 1/01/22 - FGIC Insured                                 No Opt. Call       AAA  1,775,960

       2,000 Illinois Development Finance Authority, Revenue Bonds,        9/06 at 102.00       AAA  2,194,960
              Presbyterian Home of Lake Forest, Series 1996B, 6.300%,
              9/01/22 - FSA Insured

       2,815 Illinois Educational Facilities Authority, Revenue           12/04 at 100.00    N/R***  2,906,994
              Refunding Bonds, Columbia College, Series 1992, 6.875%,
              12/01/17 (Pre-refunded to 12/01/04)

       2,000 Illinois Health Facilities Authority, Revenue Bonds,          8/06 at 102.00       N/R  1,995,460
              Fairview Obligated Group, Series 1995A, 7.125%, 8/15/17

       4,000 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      Baa2  3,642,920
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       3,320 Kane County, Illinois, Motor Fuel and Tax Alternative           No Opt. Call       AAA  3,571,092
              Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 - FGIC
              Insured

       1,645 Warren Township School District No. 121 Gurnee, Lake          3/14 at 101.00       AAA  1,779,610
              County, Illinois, General Obligation Bonds, Series 2004C,
              5.500%, 3/01/22 (WI, settling 5/13/04) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Indiana - 2.6%

       2,805 DeKalb Eastern High School Building Corporation, Indiana,     1/12 at 100.00       AAA  3,174,166
              First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 - FSA
              Insured

       1,505 Indiana Housing Finance Authority, Single Family Mortgage     1/10 at 100.00       Aaa  1,573,583
              Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30
              (Alternative Minimum Tax)

       1,010 Indiana Transportation Finance Authority, Highway Revenue       No Opt. Call       Aa2  1,227,079
              Bonds, Series 1992A, 6.800%, 12/01/16

       1,815 Indiana Transportation Finance Authority, Highway Revenue     6/13 at 100.00       AAA  1,917,620
              Bonds, Series 2003A, 5.250%, 6/01/19 - FSA Insured

       1,000 Vigo County School Building Corporation, Indiana, First       1/13 at 100.00       AAA  1,026,240
              Mortgage Bonds, Series 2003, 5.250%, 7/10/24 - FSA Insured

----
30

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Kansas - 0.9%

    $  3,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3 $3,157,380
              Bonds, Kansas City Power and Light Company Project, Series
              1998D, 4.750%, 10/01/17 (Mandatory put 10/01/07)
--------------------------------------------------------------------------------------------------------------
             Kentucky - 2.9%

       3,000 Henderson County, Kentucky, Solid Waste Disposal Revenue      3/05 at 102.00       BBB  3,128,760
              Bonds, MacMillan Bloedel Project, Series 1995, 7.000%,
              3/01/25 (Alternative Minimum Tax)

       2,000 Kentucky Economic Development Finance Authority, Hospital     4/08 at 102.00       BB-  1,804,680
              System Revenue Refunding and Improvement Bonds,
              Appalachian Regional Healthcare, Inc. Project, Series
              1997, 5.875%, 10/01/22

       5,000 Louisville and Jefferson County Metropolitan Sewer           11/04 at 102.00       AAA  5,248,900
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 1994A, 6.750%, 5/15/25 (Pre-refunded to
              11/15/04) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Louisiana - 2.1%

       1,125 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/10 at 105.00       Aaa  1,224,641
              Family Mortgage Revenue Bonds, Series 2000A, 7.000%,
              10/01/31 (Alternative Minimum Tax)

             Tobacco Settlement Financing Corporation, Louisiana,
             Tobacco Settlement Asset-Backed Bonds, Series 2001B:
       4,750  5.500%, 5/15/30                                              5/11 at 101.00       BBB  4,106,755
       2,510  5.875%, 5/15/39                                              5/11 at 101.00       BBB  2,085,358
--------------------------------------------------------------------------------------------------------------
             Maryland - 2.1%

       2,000 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-  2,096,920
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)

       5,000 University of Maryland, Auxiliary Facility and Tuition        4/13 at 100.00        AA  5,161,400
              Revenue Bonds, Series 2003A, 5.000%, 4/01/21
--------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.5%

       5,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/12 at 100.00       AAA  5,547,850
              Series 2002D, 5.375%, 8/01/21 (Pre-refunded to 8/01/12) -
              MBIA Insured

             Massachusetts, General Obligation Bonds, Series 2003D:
       2,480  5.500%, 10/01/18                                               No Opt. Call       Aa2  2,736,730
       1,000  5.250%, 10/01/22 (Pre-refunded to 10/01/13)                 10/13 at 100.00       Aa2  1,100,980

       3,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB  2,843,100
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Michigan - 2.5%

       3,000 Michigan State Hospital Finance Authority, Revenue            8/04 at 101.00       Ba3  2,514,960
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       2,000 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       Ba3  1,407,500
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.250%, 8/15/23

       2,000 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A-  2,021,700
              Revenue Refunding Pollution Control Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       2,500 Michigan Strategic Fund, Limited Obligation Revenue          12/12 at 100.00       AAA  2,552,775
              Refunding Bonds, Detroit Edison Company, Series 2002C,
              5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured
--------------------------------------------------------------------------------------------------------------
             Minnesota - 0.9%

       1,880 Minnesota Housing Finance Agency, Single Family Remarketed    7/10 at 101.50       AA+  1,923,278
              Mortgage Bonds, Series 1997G, 6.000%, 1/01/18

       1,080 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,     12/13 at 100.00       AA+  1,144,627
              Office Building at Cedar Street, Series 2003, 5.250%,
              12/01/20
--------------------------------------------------------------------------------------------------------------
             Missouri - 0.6%

       1,915 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA  2,225,919
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.7%

       5,500 New Hampshire Business Finance Authority, Pollution Control   5/12 at 101.00       AAA  5,862,725
              Revenue Refunding Bonds, Public Service Company of New
              Hampshire, Series 2001C, 5.450%, 5/01/21 - MBIA Insured

----
31

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             New Jersey - 1.0%

    $  2,000 Passaic Valley Water Commission, New Jersey, Water System       No Opt. Call       AAA $2,121,660
              Revenue Bonds, Series 2003, 5.000%, 12/15/19 - FSA Insured

       1,500 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB  1,340,520
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
--------------------------------------------------------------------------------------------------------------
             New York - 15.0%

       2,665 East Rochester Housing Authority, New York, Multifamily       3/09 at 103.00       N/R  2,432,266
              Senior Housing Revenue Bonds, Jefferson Park Apartments
              Project, Series 1999, 6.750%, 3/01/30 (Alternative Minimum
              Tax)

       4,000 Metropolitan Transportation Authority, New York, State        7/12 at 100.00       AA-  4,007,640
              Service Contract Refunding Bonds, Series 2002A, 5.125%,
              1/01/29

       1,000 Metropolitan Transportation Authority, New York, Dedicated   10/14 at 100.00       AAA  1,107,870
              Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
              (Pre-refunded to 10/01/14) - FSA Insured

         115 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00       Aaa    129,243
              Series 1997I, 6.250%, 4/15/27 (Pre- refunded to 4/15/07)

          15 New York City, New York, General Obligation Bonds, Series       No Opt. Call         A     15,067
              1991B, 7.500%, 2/01/09

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/12 at 100.00         A  5,410,400
              Series 2003A, 5.750%, 8/01/16

       3,500 New York City, New York, General Obligation Bonds, Fiscal     8/13 at 100.00         A  3,711,925
              Series 2004A, 5.500%, 8/01/20

       2,700 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3  3,697,218
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 14.950%, 11/01/17 (IF)

       2,500 Dormitory Authority of the State of New York, Revenue         7/05 at 102.00       AAA  2,699,650
              Bonds, Department of Health - Roswell Park Cancer Center,
              Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
         350  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***    379,624
       2,630  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA  2,966,430
          20  6.375%, 9/15/15                                              9/05 at 102.00       AA-     21,404

       2,125 New York State Urban Development Corporation, Project           No Opt. Call       AA-  2,330,828
              Revenue Bonds, University Facilities Grants, Series 1995,
              5.500%, 1/01/19

       5,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-  5,499,450
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       7,500 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00       N/R  7,602,000
              Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
              (Alternative Minimum Tax)

       5,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA  5,828,350
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA
              Insured

       3,500 New York Tobacco Settlement Financing Corporation, Tobacco    6/13 at 100.00       AAA  3,650,080
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003-A1, 5.250%, 6/01/21 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Ohio - 1.6%

       1,350 Columbiana County, Ohio, Unlimited Tax General Obligation    12/04 at 102.00     AA***  1,420,375
              Bonds, County Jail Facilities Construction Project, Series
              1994, 6.700%, 12/01/24 (Pre-refunded to 12/01/04) - RAAI
              Insured

       2,000 Cuyahoga County, Ohio, Hospital Revenue Bonds, Meridia        8/05 at 102.00       AAA  2,161,260
              Health System, Series 1995, 6.250%, 8/15/24 (Pre-refunded
              to 8/15/05)

       1,750 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+  1,792,997
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.375%, 5/15/26
--------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.3%

       5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-  4,598,950
              Bonds, American Airlines, Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)
--------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.7%

       1,000 Allegheny County Hospital Development Authority,             11/10 at 102.00       AAA  1,124,810
              Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
              Health System, Series 2000A, 6.500%, 11/15/30 - MBIA
              Insured

       2,500 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3  2,605,375
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.400%, 2/15/14

----
32

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

    $  5,935 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 100.00       AAA $7,835,387
              Revenue Bonds, Drivers Series 144, 14.460%, 1/01/10 (IF)

         450 Falls Township Hospital Authority, Pennsylvania, Revenue      8/04 at 100.00       AAA    472,950
              Refunding Bonds, FHA-Insured Revenue Bonds,
              Delaware Valley Medical Center Project, Series 1992,
              7.000%, 8/01/22

         690 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A    671,142
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Puerto Rico - 2.0%

       3,000 Puerto Rico, Public Improvement General Obligation              No Opt. Call       AAA  3,633,990
              Refunding Bonds, Series 1997, 6.500%, 7/01/14 - MBIA
              Insured

         100 Puerto Rico, Public Improvement General Obligation Bonds,     7/04 at 101.50       AAA    102,400
              Series 1994, 6.500%, 7/01/23 (Pre-refunded to 7/01/04)

         165 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/04 at 102.00       AAA    169,749
              Series 1994T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

       3,000 Puerto Rico Housing Finance Authority, Capital Fund Program  12/13 at 100.00     AA***  3,081,510
              Revenue Bonds, Series 2003, 5.000%, 12/01/20
--------------------------------------------------------------------------------------------------------------
             South Carolina - 2.9%

             Charleston County, South Carolina, Charleston Public
             Facilities Corporation, Certificates of Participation,
             Series 1994B:
          10  6.875%, 6/01/14 (Pre-refunded to 6/01/04) - MBIA Insured     6/04 at 102.00       AAA     10,249
         240  6.875%, 6/01/14 (Pre-refunded to 6/01/04) - MBIA Insured     6/04 at 102.00       AAA    245,978

         400 Coastal University, South Carolina, Revenue Bonds, Series     6/04 at 102.00       AAA    409,708
              1994, 6.800%, 6/01/19 - MBIA Insured

         200 Greenville, South Carolina, Hospital Facilities Revenue         No Opt. Call        AA    224,254
              Bonds, Series 1990, 6.000%, 5/01/20

             Greenwood County, South Carolina, Hospital Revenue Bonds,
             Self Memorial Hospital, Series 2001:
       2,500  5.500%, 10/01/26                                            10/11 at 100.00         A  2,532,525
       3,250  5.500%, 10/01/31                                            10/11 at 100.00         A  3,286,303

         300 South Carolina Regional Housing Development Corporation,      7/04 at 100.00       Aa2    300,774
              FHA-Insured Multifamily Housing Revenue Refunding Bonds,
              Redwood Village Apartments, Series 1992A, 6.625%, 7/01/17

         500 South Carolina Education Assistance Authority, Guaranteed     9/04 at 101.00         A    508,780
              Student Loan Revenue Refunding Bonds, Series 1994, 6.300%,
              9/01/08 (Alternative Minimum Tax)

         115 South Carolina Housing Finance and Development Authority,     7/04 at 102.00       Aaa    117,795
              Homeownership Mortgage Purchase, Series 1994A, 6.150%,
              7/01/08

         120 South Carolina Housing Finance and Development Authority,     5/06 at 102.00       Aa2    120,629
              Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
              (Alternative Minimum Tax)

       1,000 South Carolina Housing Finance and Development Authority,     6/05 at 102.00       BBB  1,018,220
              Multifamily Revenue Housing Bonds, United Dominion -
              Hunting Ridge Apartments, Series 1995, 6.750%, 6/01/25
              (Alternative Minimum Tax) (Mandatory put 6/01/10)

       1,250 South Carolina Housing Finance and Development Authority,    12/05 at 102.00       AA-  1,301,350
              Multifamily Housing Revenue Refunding Bonds, America First
              - Runaway Bay Apartments, Series 1995, 6.125%, 12/01/15
--------------------------------------------------------------------------------------------------------------
             South Dakota - 1.8%

       6,075 South Dakota Education Loans, Inc., Revenue Bonds,            6/08 at 102.00        A2  6,270,372
              Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tennessee - 5.2%

       2,435 Knox County Health, Educational, and Housing Facilities       4/12 at 101.00      Baa2  2,506,833
              Board, Tennessee, Hospital Facilities Revenue Bonds,
              Baptist Health System of East Tennessee Inc., Series 2002,
              6.375%, 4/15/22

       6,975 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA  7,469,946
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

----
33

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tennessee (continued)

             Shelby County Health, Educational, and Housing Facilities
             Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
             Developmental Centers, Series 1992A:
    $    945  9.750%, 8/01/19 (Pre-refunded to 8/01/07)                    8/07 at 105.00    N/R*** $  1,181,723
         960  9.750%, 8/01/19 (Pre-refunded to 8/01/07)                    8/07 at 105.00    N/R***    1,200,480

       5,400 Shelby County Health, Educational, and Housing Facilities     7/09 at 102.00        AA    5,447,520
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research, Series 1999, 5.375%, 7/01/29
----------------------------------------------------------------------------------------------------------------
             Texas - 7.1%

       1,190 Fort Worth, Texas, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA    1,215,061
              5.000%, 3/01/21 - FGIC Insured

             Gregg County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Good Shepherd Medical Center
             Project, Series 2000:
       3,250  6.375%, 10/01/25 - RAAI Insured                             10/10 at 101.00        AA    3,587,058
       3,000  6.375%, 10/01/29 - RAAI Insured                             10/10 at 101.00        AA    3,303,600

       5,250 Harlingen Independent School District, Cameron County,        8/09 at 100.00       AAA    5,453,805
              Texas, Unlimited Tax School Building Bonds, Series 1999,
              5.500%, 8/15/26

       3,150 Sam Rayburn Municipal Power Agency, Texas, Power Supply      10/12 at 100.00      Baa2    3,305,673
              System Revenue Refunding Bonds, Series 2002A, 6.000%,
              10/01/21

       4,000 Tarrant County Health Facilities Development Corporation,    11/10 at 101.00         A    4,330,080
              Texas, Hospital Revenue Bonds, Adventist Health
              System/Sunbelt Obligated Group, Series 2000, 6.700%,
              11/15/30

       3,020 Tom Green County Health Facilities Development Corporation,   5/11 at 101.00      Baa3    3,208,508
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.750%, 5/15/21
----------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       3,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3    3,141,930
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28
----------------------------------------------------------------------------------------------------------------
             Washington - 4.4%

       2,405 Franklin County Public Utility District 1, Washington,        9/12 at 100.00       AAA    2,619,791
              Electric Revenue Refunding Bonds, Series 2002, 5.625%,
              9/01/20 - MBIA Insured

       5,000 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA    5,470,550
              Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

       5,465 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB    5,230,497
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

       1,920 Washington State Healthcare Facilities Authority, Revenue     1/11 at 102.00       Aa3    1,975,910
              Bonds, Sea-Mar Community Health Centers, Series 2001,
              5.750%, 1/01/26
----------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.7%

       3,000 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB    2,790,270
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.125%, 6/01/27

       3,500 Madison, Wisconsin, Industrial Development Revenue            4/12 at 100.00       AA-    3,637,550
              Refunding Bonds, Madison Gas and Electric Company
              Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
              Minimum Tax)

       2,760 Manitowoc, Wisconsin, Power System Revenue Bonds, Series     10/14 at 100.00       AAA    2,803,607
              2004, 5.000%, 10/01/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
    $326,245 Total Long-Term Investments (cost $328,403,783) - 98.9%                                 341,501,880
----------------------------------------------------------------------------------------------------------------
------------

----
34

   Principal                                                                                Market
Amount (000) Description                                                    Ratings**        Value
--------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.3%

    $  1,000 New York City, New York, General Obligation Bonds, Variable          A-1 $  1,000,000
              Rate Demand Obligations, Series 2002A-7, 1.050%, 11/01/24
              - AMBAC Insured +
--------------------------------------------------------------------------------------------------
    $  1,000 Total Short-Term Investments (cost $1,000,000) - 0.3%                       1,000,000
--------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $329,403,783) - 99.2%                             342,501,880
             ------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.8%                                        2,744,030
             ------------------------------------------------------------------------------------
             Net Assets - 100%                                                        $345,245,910
             ------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.




                                See accompanying notes to financial statements.

----
35

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND
April 30, 2004


   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Alabama - 4.6%

    $ 10,000 Alabama Incentives Financing Authority, Special Obligation   10/09 at 102.00       AAA $11,040,600
              Bonds, Series 1999A, 6.000%, 10/01/29 - AMBAC Insured

       5,000 Houston County Health Care Authority, Alabama, Revenue       10/09 at 101.00       Aaa   5,495,300
              Bonds, Series 2000, 6.125%, 10/01/25 - AMBAC Insured

       1,465 Montgomery, Alabama, General Obligation Warrants, Series      5/12 at 101.00       AAA   1,545,048
              2003, 5.250%, 5/01/20 - AMBAC Insured

       2,860 Oneonta Utilities Board, Alabama, Utility Revenue Bonds,     11/04 at 102.00       AAA   2,998,481
              Series 1994, 6.900%, 11/01/24 (Pre-refunded to 11/01/04) -
              FSA Insured

       9,000 University of Alabama, Birmingham, Hospital Revenue Bonds,    9/10 at 101.00       AAA   9,657,000
              Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 - MBIA
              Insured

      12,255 Walker County, Alabama, General Obligation Bonds, Series       8/12 at 77.49       AAA   5,736,320
              2002, 0.000%, 2/01/32 - MBIA Insured

             West Morgan-East Lawrence Water Authority, Alabama, Water
              Revenue Bonds, Series 1994:
       2,200  6.800%, 8/15/19 (Pre-refunded to 8/15/04) - FSA Insured      8/04 at 102.00       AAA   2,279,772
       3,000  6.850%, 8/15/25 (Pre-refunded to 8/15/04) - FSA Insured      8/04 at 102.00       AAA   3,109,200
---------------------------------------------------------------------------------------------------------------
             Alaska - 0.5%

       4,500 Alaska Industrial Development and Export Authority,           4/07 at 102.00       AAA   4,886,055
              Revolving Fund Bonds, Series 1997A, 5.900%, 4/01/17
              (Alternative Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Arizona - 1.6%

       4,970 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa   5,177,746
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson Project, Series 2001, 5.800%,
              6/20/41 (Alternative Minimum Tax)

       4,290 Tempe Union High School District 213, Maricopa County,        7/04 at 101.00       AAA   4,367,821
              Arizona, General Obligation Bonds, Series 1994, 6.000%,
              7/01/10 (Pre-refunded to 7/01/04) - FGIC Insured

       5,000 Tucson, Arizona, Water System Revenue Bonds, Series 1996A,    7/06 at 101.00       AAA   5,483,200
              6.000%, 7/01/21 (Pre-refunded to 7/01/06) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Arkansas - 0.1%

         500 Pulaski County Special School District, Arkansas, General     2/08 at 100.00       AAA     511,160
              Obligation Refunding Bonds, Series 2002A, 5.000%, 2/01/21
              - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             California - 6.1%

       5,000 California Department of Veterans Affairs, Home Purchase      6/12 at 101.00       AAA   5,132,550
              Revenue Bonds, Series 2002A, 5.350%, 12/01/27 - AMBAC
              Insured

       5,000 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA   5,130,450
              Program, Multifamily Housing Revenue Bonds, Park Plaza
              West Senior Apartments Project, Series 2001B, 5.500%,
              1/20/43 (Alternative Minimum Tax)

       8,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA   8,820,560
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 - AMBAC Insured

      13,750 Ontario Redevelopment Financing Authority, San Bernardino     8/04 at 101.00       AAA  14,078,763
              County, California, Revenue Bonds, Redevelopment Project
              1, Series 1993, 5.800%, 8/01/23 - MBIA Insured

      10,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA  10,245,900
              of Participation, Series 2003, 5.250%, 2/01/27 - FGIC
              Insured

       5,295 Riverside County, California, Certificates of                12/04 at 101.00       AAA   5,496,528
              Participation, Desert Justice Facility Project, Series
              1994, 6.000%, 12/01/12 (Pre-refunded to 12/01/04) - MBIA
              Insured

       6,995 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA   7,025,498
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001 Issue 27A, 5.250%, 5/01/31 (Alternative
              Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Colorado - 4.0%

             Broomfield, Colorado, Master Facilities Lease Purchase
             Agreement, Certificates of Participation, Series 1999:
       5,030  5.875%, 12/01/19 - AMBAC Insured                            12/09 at 100.00       AAA   5,645,873
       5,000  6.000%, 12/01/29 - AMBAC Insured                            12/09 at 100.00       AAA   5,522,050

----
36

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Colorado (continued)

    $ 10,000 Colorado Health Facilities Authority, Hospital Improvement    5/09 at 101.00       AAA $10,547,700
              Revenue Bonds, NCMC, Inc. Project, Series 1999, 5.750%,
              5/15/24 - FSA Insured

       7,420 Denver Convention Center Hotel Authority, Colorado,          12/13 at 100.00       AAA   7,662,189
              Convention Center Hotel Senior Revenue Bonds, Series
              2003A, 5.000%, 12/01/18 - XLCA Insured

       3,750 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65.63       AAA   1,813,950
              Bonds, Series 2000B, 0.000%, 9/01/17 - MBIA Insured

       1,100 El Paso County, Colorado, GNMA Collateralized Mortgage       12/12 at 100.00       Aaa   1,110,340
              Revenue Bonds, Stetson Meadows Project, Series 2002A,
              5.100%, 12/20/22 (Alternative Minimum Tax)

       4,340 Grand Junction, Colorado, General Fund Revenue Bonds,         3/14 at 100.00       AAA   4,561,774
              Series 2004, 5.000%, 3/01/17 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.9%

       4,000 District of Columbia, General Obligation Bonds, Series        6/04 at 102.00       AAA   4,096,960
              1994B, 6.100%, 6/01/11 (Pre-refunded to 6/01/04) - MBIA
              Insured

       4,050 Metropolitan Washington D.C. Airports Authority, Airport     10/12 at 100.00       AAA   4,060,733
              System Revenue Bonds, Series 2002A, 5.250%, 10/01/32
              (Alternative Minimum Tax) - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Florida - 4.3%

       2,820 Florida Housing Finance Corporation, Homeowner Mortgage       1/10 at 100.00       AAA   2,931,559
              Revenue Bonds, Series 2000-4, 6.250%, 7/01/22 (Alternative
              Minimum Tax) - FSA Insured

       3,930 Florida Housing Finance Corporation, Housing Revenue Bonds,   8/10 at 100.00       AAA   4,110,977
              Sundance Pointe Apartments, Series 2000N-1, 6.050%,
              2/01/41 (Alternative Minimum Tax) - FSA Insured

       5,980 Miami-Dade County Housing Finance Authority, Florida,         1/11 at 102.00       AAA   6,170,583
              Multifamily Revenue Bonds, Sunset Bay Apartments Project,
              Series 2000-5A, 6.050%, 1/01/41 (Alternative Minimum Tax)
              - FSA Insured

             Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
              International Airport, Series 2002:
       3,500  5.250%, 10/01/22 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA   3,589,600
       6,350  5.375%, 10/01/27 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA   6,495,542

             Palm Beach County Housing Finance Authority, Florida,
             Multifamily Housing Revenue Bonds, Pinnacle Palms
             Apartments, Series 2001A:
         970  5.550%, 7/01/21 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA   1,014,455
       2,505  5.750%, 7/01/37 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA   2,615,295

       4,030 Reedy Creek Improvement District, Florida, Utility Revenue   10/13 at 100.00       AAA   4,354,617
              Bonds, Series 2003-1, 5.250%, 10/01/16 - MBIA Insured

       8,400 Village Center Community Development District, Florida,      11/13 at 101.00       AAA   8,359,512
              Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32
              - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Georgia - 1.2%

             Marietta Development Authority, Georgia, First Mortgage
             Revenue Bonds, Life College, Inc., Series 1995A:
       3,020  5.950%, 9/01/19 - FSA Insured                                9/05 at 102.00       AAA   3,233,242
       6,180  6.250%, 9/01/25 - FSA Insured                                9/05 at 102.00       AAA   6,625,269

       1,500 Oconee County Industrial Development Authority, Georgia,      7/13 at 100.00       Aaa   1,542,210
              Revenue Bonds, University of Georgia Office of Information
              and Instructional Technology, Series 2003, 5.250%, 7/01/23
              - XLCA Insured
---------------------------------------------------------------------------------------------------------------
             Hawaii - 0.4%

       3,300 Hawaii, General Obligation Bonds, ROL-SER II-R-153,           2/12 at 100.00       AAA   3,997,917
              14.150%, 2/01/21 (IF) - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Illinois - 13.6%

      25,000 Chicago, Illinois, General Obligation Project and Refunding   1/06 at 102.00       AAA  25,143,500
              Bonds, Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       9,590 Chicago School Reform Board of Trustees of the Chicago       12/07 at 102.00       AAA  10,885,130
              Board of Education, Illinois, Unlimited Tax General
              Obligation Bonds, Series 1996, 5.800%, 12/01/17
              (Pre-refunded to 12/01/07) - AMBAC Insured

       9,000 Chicago, Illinois, General Airport Second Lien Revenue        1/10 at 101.00       AAA   9,418,680
              Refunding Bonds, O'Hare International Airport, Series
              1999, 5.500%, 1/01/18 (Alternative Minimum Tax) - AMBAC
              Insured

----
37

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Illinois (continued)

    $  3,000 Chicago, Illinois, General Airport Third Lien Revenue         1/12 at 100.00       AAA $ 3,226,050
              Refunding Bonds, O'Hare International Airport, Series
              2002A, 5.750%, 1/01/19 (Alternative Minimum Tax) - MBIA
              Insured

             Cicero, Cook County, Illinois, General Obligation Corporate
              Purpose Bonds, Series 1994A:
       3,610  6.400%, 12/01/14 (Pre-refunded to 12/01/04) - MBIA Insured  12/04 at 102.00       AAA   3,791,042
       2,930  6.400%, 12/01/14 - MBIA Insured                             12/04 at 102.00       AAA   3,067,974

       2,500 Cook County Community College District 508, Chicago,            No Opt. Call       AAA   2,903,375
              Illinois, Certificates of Participation, 8.750%, 1/01/07 -
              FGIC Insured

       6,500 Illinois Development Finance Authority, Revenue Bonds,       11/10 at 101.00       AAA   7,111,910
              Adventist Health System - Sunbelt Obligated Group, Series
              1997A, 5.875%, 11/15/20 - MBIA Insured

       1,945 Illinois Development Finance Authority, Local Government      1/12 at 100.00       AAA   1,996,076
              Program Revenue Bonds, O'Fallon Project, Series 2002,
              5.250%, 1/01/24 - FGIC Insured

       1,455 Illinois Educational Facilities Authority, Revenue            5/06 at 102.00       AAA   1,610,583
              Refunding Bonds, Midwestern University, Series 1996B,
              6.250%, 5/15/26 (Pre-refunded to 5/15/06) - CONNIE
              LEE/AMBAC Insured

       3,000 Illinois Health Facilities Authority, Revenue Bonds,          8/04 at 102.00       AAA   3,102,900
              University of Chicago Hospitals, Series 1994, 6.125%,
              8/15/24 (Pre-refunded to 8/15/04) - MBIA Insured

       4,000 Illinois Health Facilities Authority, Revenue Bonds,         11/04 at 102.00       AAA   4,192,320
              Northwestern Medical Faculty Foundation, Inc., Series
              1995, 6.500%, 11/15/15 (Pre-refunded to 11/15/04) - MBIA
              Insured

       5,000 Illinois, General Obligation Bonds, Series 1994, 5.875%,      8/04 at 102.00    Aa3***   5,158,850
              8/01/19 (Pre-refunded to 8/01/04)

             Illinois, General Obligation Bonds, Series 1995:
       3,065  6.100%, 2/01/19 (Pre-refunded to 2/01/05) - MBIA Insured     2/05 at 102.00       Aaa   3,235,996
       5,545  6.100%, 2/01/20 (Pre-refunded to 2/01/05) - MBIA Insured     2/05 at 102.00       Aaa   5,854,356

       2,705 Illinois, General Obligation Bonds, Illinois FIRST Program,  12/10 at 100.00       AAA   2,905,089
              Series 2000, 5.400%, 12/01/20 - MBIA Insured

      12,860 Illinois, General Obligation Bonds, Illinois FIRST Program,     No Opt. Call       AAA  14,315,495
              Series 2002, 5.500%, 8/01/15 - MBIA Insured

             Kane County, Illinois, Motor Fuel and Tax Alternative
              Revenue Source Bonds, Series 2004:
       2,445  5.250%, 1/01/15 - FGIC Insured                                 No Opt. Call       AAA   2,662,703
       2,575  5.250%, 1/01/16 - FGIC Insured                                 No Opt. Call       AAA   2,806,106

       1,330 Kane County School District 129 Aurora West, Illinois,        2/13 at 100.00       AAA   1,480,543
              General Obligation Bonds, Series 2003, 6.000%, 2/01/23 -
              FGIC Insured

       4,645 Monmouth, Warren County, Illinois, General Obligation Sewer   12/09 at 26.76       Aaa   1,026,777
              Bonds, Series 1999B, 0.000%, 12/01/29 (Pre-refunded to
              12/01/09) - FGIC Insured

       8,000 University of Illinois, Certificates of Participation,        8/11 at 100.00       AAA   8,763,280
              Utility Infrastructure Projects, Series 2001A, 5.000%,
              8/15/21 (Pre-refunded to 8/15/11) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Indiana - 7.5%

             Boone County Hospital Association, Indiana, Lease Revenue
              Bonds, Series 2001:
       3,190  5.500%, 1/15/21 - FGIC Insured                               7/11 at 100.00       AAA   3,354,413
       8,605  5.500%, 1/15/26 - FGIC Insured                               7/11 at 100.00       AAA   8,825,374

             Hamilton Southeastern Consolidated School Building
             Corporation, Hamilton County, Indiana, First Mortgage
             Bonds, Series 2004:
       4,890  5.000%, 7/15/16 - FSA Insured                                1/14 at 100.00       AAA   5,133,277
       3,925  5.000%, 7/15/17 - FSA Insured                                1/14 at 100.00       AAA   4,091,852

       4,885 Hammond Multi-School Building Corporation, Lake County,       7/13 at 100.00       AAA   4,867,561
              Indiana, First Mortgage Revenue Bonds, Series 2003B,
              5.000%, 1/15/27 - FGIC Insured

       4,000 Huntington Countywide School Building Corporation II,         7/12 at 100.00       AAA   4,088,960
              Indiana, First Mortgage Bonds, Series 2002, 5.125%,
              7/15/22 - MBIA Insured

             Indiana Housing Finance Authority, Single Family Mortgage
              Revenue Bonds, Series 1997B-2:
         720  6.000%, 7/01/16 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa     753,451
       4,150  6.125%, 1/01/27 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa   4,308,987

       1,375 Indiana University, Student Fee Revenue Bonds, Series         8/13 at 100.00       AAA   1,404,013
              2003O, 5.000%, 8/01/21 - FGIC Insured

----
38

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Indiana (continued)

    $ 18,000 Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00       AAA $18,205,920
              Waterworks Project, Series 2002A, 5.125%, 7/01/27 - MBIA
              Insured

       1,780 Indianapolis Local Public Improvement Bond Bank, Indiana,     1/14 at 100.00       AAA   1,835,661
              Road Revenue Bonds, Series 2003E, 5.000%, 1/01/19 - AMBAC
              Insured

       3,000 Ivy Tech State College, Indiana, Student Fee Revenue Bonds,   7/10 at 100.00       AAA   3,430,560
              Series 2000F, 5.875%, 7/01/17 (Pre-refunded to 7/01/10) -
              FSA Insured

       3,000 Portage Township Multi-School Building Corporation, Porter    7/12 at 100.00       AAA   3,070,800
              County, Indiana, First Mortgage Bonds, Series 2002,
              5.125%, 7/15/22 - FGIC Insured

       1,005 St. Joseph County, Indiana, Economic Development Revenue      4/12 at 100.00       AAA   1,053,793
              Bonds, St. Mary's College, Series 2002, 5.375%, 4/01/22 -
              MBIA Insured

       3,690 Shelby Eastern School Building Corporation, Shelby County,    7/09 at 102.00       AAA   4,298,223
              Indiana, First Mortgage Bonds, Series 2000, 6.100%,
              7/15/20 (Pre-refunded to 7/15/09) - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Maine - 1.1%

       3,110 Maine Health and Higher Educational Facilities Authority,     7/04 at 102.00       AAA   3,202,678
              Revenue Bonds, Series 1994B, 7.000%, 7/01/24 (Pre-refunded to 7/01/04) - FSA Insured

             Maine Health and Higher Educational Facilities Authority,
              Revenue Bonds, Series 1995A:
       2,495  5.875%, 7/01/25 (Pre-refunded to 7/01/05) - FSA Insured      7/05 at 102.00       AAA   2,673,243
       4,255   5.875%, 7/01/25 - FSA Insured                               7/05 at 102.00       AAA   4,501,492
---------------------------------------------------------------------------------------------------------------
             Massachusetts - 1.1%

             Massachusetts Housing Finance Agency, Single Family Housing
              Revenue Bonds, Series 79:
         340  5.850%, 12/01/21 (Alternative Minimum Tax) - FSA Insured    12/09 at 100.00       AAA     353,614
         450  5.950%, 12/01/27 (Alternative Minimum Tax) - FSA Insured    12/09 at 100.00       AAA     466,466

       9,355 Massachusetts Housing Finance Agency, Rental Housing          1/11 at 100.00       AAA   9,665,025
              Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30
              (Alternative Minimum Tax) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Michigan - 6.4%

      12,130 Bay City, Bay County, Michigan, Unlimited Tax General           No Opt. Call       AAA   5,088,050
              Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 -
              AMBAC Insured

             Detroit, Michigan, General Obligation Bonds, Series 2003A:
       2,705  5.250%, 4/01/14 - XLCA Insured                               4/13 at 100.00       AAA   2,919,615
       2,550  5.250%, 4/01/15 - XLCA Insured                               4/13 at 100.00       AAA   2,736,583
       2,995  5.250%, 4/01/16 - XLCA Insured                               4/13 at 100.00       AAA   3,198,121

             Michigan State Hospital Finance Authority, Revenue Bonds,
             Ascension Health Credit Group, Series 1999A:
      13,500  5.750%, 11/15/17 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA  15,437,250
      13,675  6.125%, 11/15/26 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA  15,896,777

       7,280 Michigan Housing Development Authority, Rental Housing        4/07 at 102.00       AAA   7,607,018
              Revenue Bonds, Series 1997A, 6.100%, 10/01/33 (Alternative
              Minimum Tax) - AMBAC Insured

       5,455 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/12 at 100.00       AAA   5,835,704
              Metropolitan Airport, Series 2002D, 5.500%, 12/01/16
              (Alternative Minimum Tax) - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Minnesota - 1.4%

       2,150 Minneapolis - St. Paul Metropolitan Airports Commission,      1/11 at 100.00       AAA   2,331,288
              Minnesota, Subordinate Lien Airport Revenue Bonds, Series
              2001D, 5.750%, 1/01/16 (Alternative Minimum Tax) - FGIC
              Insured

       9,675 St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud     5/10 at 101.00       Aaa  10,423,071
              Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 -
              FSA Insured
---------------------------------------------------------------------------------------------------------------
             Mississippi - 1.7%

       6,400 Medical Center Educational Building Corporation, Revenue     12/04 at 102.00       AAA   6,702,272
              Bonds, University of Mississippi Medical Center, Series
              1993, 5.900%, 12/01/23 (Pre-refunded to 12/01/04) - MBIA
              Insured

       7,450 Walnut Grove Correctional Authority, Mississippi,            11/09 at 102.00       AAA   8,672,620
              Certificates of Participation, Department of Corrections,
              Series 1999, 6.000%, 11/01/19 (Pre-refunded to 11/01/09) -
              AMBAC Insured

----
39

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Missouri - 2.3%

    $  7,600 Missouri-Illinois Metropolitan District Bi-State             10/13 at 100.00       AAA $7,728,212
              Development Agency, Mass Transit Sales Tax Appropriation
              Bonds, Metrolink Cross County Extension Project, Series
              2002B, 5.000%, 10/01/23 - FSA Insured

       4,640 St. Louis, Missouri, Airport Revenue Bonds, Capital           7/12 at 100.00       AAA  4,618,842
              Improvement Program, Series 2002A, 5.000%, 7/01/32 - MBIA
              Insured

       7,950 St. Louis Municipal Finance Corporation, Missouri,            2/06 at 102.00       AAA  8,679,095
              Leasehold Revenue Bonds, City Justice Center, Series
              1996A, 5.950%, 2/15/16 (Pre-refunded to 2/15/06) - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Nevada - 0.9%

       2,000 Clark County, Nevada, Industrial Development Revenue         10/04 at 100.00       AAA  2,081,000
              Refunding Bonds, Nevada Power Company Project, Series
              1992C, 7.200%, 10/01/22 - AMBAC Insured

       3,625 Clark County, Nevada, Industrial Development Revenue Bonds,  12/09 at 102.00       AAA  3,913,586
              Southwest Gas Corporation Project, Series 1999A, 6.100%,
              12/01/38 (Alternative Minimum Tax) - AMBAC Insured

       2,100 Henderson Redevelopment Agency, Nevada, Tax Allocation       10/12 at 101.00       AAA  2,149,266
              Bonds, Series 2002A, 5.250%, 10/01/25 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             New Mexico - 0.4%

             Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A:
       1,000  5.000%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       Aaa  1,026,780
       1,050  5.000%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       Aaa  1,071,084
       1,100  5.000%, 6/01/23 - AMBAC Insured                              6/13 at 100.00       Aaa  1,117,215
--------------------------------------------------------------------------------------------------------------
             New York - 2.1%

       5,000 Metropolitan Transportation Authority, New York, Commuter     7/04 at 101.50       AAA  5,118,800
              Facilities Revenue Bonds, Series 1994A, 6.375%, 7/01/18
              (Pre-refunded to 7/01/04) - MBIA Insured

         135 New York City, New York, General Obligation Bonds, Series     8/04 at 100.00       AAA    135,581
              1991B, 7.000%, 2/01/18 - AMBAC Insured

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, USTA National Tennis Center
             Incorporated Project, Series 1994:
       3,500  6.500%, 11/15/10 - FSA Insured                              11/04 at 102.00       AAA  3,659,600
       3,000  6.600%, 11/15/11 - FSA Insured                              11/04 at 102.00       AAA  3,139,230

       6,060 New York State Urban Development Corporation, Correctional    1/09 at 101.00       AAA  6,890,462
              Facilities Service Contract Revenue Bonds, Series 1999C,
              5.875%, 1/01/19 (Pre-refunded to 1/01/09) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             North Carolina - 0.3%

       2,750 North Carolina Medical Care Commission, Healthcare           10/11 at 101.00       AAA  2,753,245
              Facilities Revenue Bonds, WakeMed Project, Series 2001,
              5.000%, 10/01/32 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             North Dakota - 0.6%

       5,000 Fargo, North Dakota, Health System Revenue Bonds, MeritCare   6/12 at 100.00       AAA  5,037,950
              Obligated Group, Series 2002A, 5.125%, 6/01/27 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.8%

       5,000 Oklahoma State Industries Authority, Health System Revenue    8/05 at 102.00       AAA  5,358,500
              Bonds, Baptist Medical Center, Series 1995C, 6.250%,
              8/15/12 - AMBAC Insured

       5,000 Oklahoma State Industries Authority, Health System Revenue    8/09 at 101.00       AAA  5,294,200
              Refunding Bonds, Baptist Medical Center, Series 1999A,
              5.750%, 8/15/29 - MBIA Insured

       2,000 Sapulpa Municipal Authority, Oklahoma, Capital Improvement    7/10 at 101.00       AAA  2,275,700
              Revenue Refunding Bonds, Series 2000, 5.625%, 7/01/20
              (Pre-refunded to 7/01/10) - FSA Insured

       2,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA  2,158,180
              Revenue Bonds, Tulsa International Airport, Series 1999A,
              6.000%, 6/01/21 - FGIC Insured

       1,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA  1,072,380
              Revenue Bonds, Tulsa International Airport, Series 1999B,
              6.125%, 6/01/26 (Alternative Minimum Tax) - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Oregon - 0.3%
       2,325 Oregon Department of Administrative Services, State Lottery   4/14 at 100.00       AAA  2,502,909
              Revenue Bonds, Series 2004A, 5.000%, 4/01/15 - FSA Insured

----
40

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.4%

    $  1,500 Lancaster Area Sewer Authority, Pennsylvania, Sewer Revenue   4/14 at 100.00       AAA $ 1,506,930
              Bonds, Series 2004, 5.000%, 4/01/28 - MBIA Insured

       3,000 North Penn Water Authority, Montgomery County,               11/04 at 101.00       AAA   3,116,940
              Pennsylvania, Water Revenue Bonds, Series 1994, 7.000%,
              11/01/24 (Pre-refunded to 11/01/04) - FGIC Insured

      26,450 State Public School Building Authority, Pennsylvania, Lease   6/13 at 100.00       AAA  26,348,432
              Revenue Bonds, Philadelphia School District Project,
              Series 2003, 5.000%, 6/01/33 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.8%

       1,250 Puerto Rico Highway and Transportation Authority,             7/13 at 100.00       AAA   1,354,400
              Transportation Revenue Bonds, Series 2003G, 5.250%,
              7/01/18 - FGIC Insured

       4,325 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA   5,818,898
              2001, 13.030%, 7/01/19 (IF) - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.5%

       3,130 Kent County Water Authority, Rhode Island, General Revenue    7/04 at 102.00       AAA   3,226,091
              Bonds, Series 1994A, 6.350%, 7/15/14 (Pre-refunded to
              7/15/04) - MBIA Insured

       1,000 Providence Housing Development Corporation, Rhode Island,     7/04 at 102.00       AAA   1,022,730
              FHA-Insured Mortgage Revenue Refunding Bonds, Barbara
              Jordan Apartments, Series 1994A, 6.650%, 7/01/15 - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------
             South Carolina - 3.7%

             Columbia, South Carolina, Certificates of Participation,
             Tourism Development Fee Pledge, Series 2003:
       1,985  5.250%, 6/01/16 - AMBAC Insured                              6/13 at 100.00       AAA   2,132,486
       2,095  5.250%, 6/01/17 - AMBAC Insured                              6/13 at 100.00       AAA   2,242,488

       3,375 Georgetown County School District, South Carolina, General    3/11 at 100.00       AAA   3,549,690
              Obligation Bonds, Series 2000, 5.250%, 3/01/20 - FSA
              Insured

       5,435 Greenville Memorial Auditorium District, South Carolina,      3/06 at 102.00       AAA   5,924,204
              Certificates of Participation, Bi-Lo Center Project,
              Series 1996B, 5.750%, 3/01/22 (Pre-refunded to 3/01/06) -
              AMBAC Insured

       8,525 South Carolina Public Service Authority, Revenue Refunding    7/13 at 100.00       AAA   9,069,151
              Bonds, Santee Cooper Electric System, Series 2003A,
              5.000%, 1/01/15 - AMBAC Insured

      10,350 Spartanburg County Health Service District, South Carolina,   4/12 at 100.00       AAA  10,517,256
              Hospital Revenue Refunding Bonds, Series 2002, 5.250%,
              4/15/32 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Tennessee - 3.0%

       2,000 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA   2,141,920
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

             Memphis Health, Educational and Housing Facilities Board,
             Tennessee, Multifamily Housing Revenue Bonds, Hickory
             Pointe Apartments Project, Series 2000A:
       1,190  5.850%, 7/01/20 - MBIA Insured                               7/10 at 102.00       Aaa   1,220,071
       5,155  5.950%, 7/01/31 - MBIA Insured                               7/10 at 102.00       Aaa   5,468,012

      16,000 Metropolitan Government Nashville-Davidson County Health     11/09 at 101.00       AAA  18,462,880
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.000%, 11/15/30 (Pre-refunded to 11/15/09) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Texas - 10.4%

             Dallas-Fort Worth International Airport, Texas, Joint
             Revenue Refunding and Improvement Bonds, Series 2001A:
       8,000  5.625%, 11/01/26 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA   8,296,480
       3,855  5.500%, 11/01/31 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA   3,948,908

             DeSoto, Dallas County, Texas, General Obligation Bonds,
             Series 2001:
         275  5.500%, 2/15/21 (Pre-refunded to 2/15/11) - FGIC Insured     2/11 at 100.00       AAA     308,594
       2,330  5.500%, 2/15/21 - FGIC Insured                               2/11 at 100.00       AAA   2,483,128

             Harris County-Houston Sports Authority, Texas, Senior Lien
             Revenue Bonds, Series 2001G:
       5,000  5.250%, 11/15/21 - MBIA Insured                             11/11 at 100.00       AAA   5,145,650
       6,500  5.250%, 11/15/22 - MBIA Insured                             11/11 at 100.00       AAA   6,656,260
       6,800  5.250%, 11/15/30 - MBIA Insured                             11/11 at 100.00       AAA   6,903,428
       2,500  5.375%, 11/15/41 - MBIA Insured                             11/11 at 100.00       AAA   2,550,850

----
41

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Texas (continued)

    $    515 Harris County Hospital District, Texas, Revenue Refunding       No Opt. Call       AAA $   591,596
              Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

       5,010 Houston, Texas, General Obligation Refunding Bonds, Series    3/12 at 100.00       AAA   5,020,922
              2002, 5.000%, 3/01/25 - MBIA Insured

       2,280 North Texas Municipal Water District, Regional Wastewater    12/11 at 100.00       AAA   2,362,627
              System Revenue Bonds, Series 2001, 5.125%, 6/01/20 - FGIC
              Insured

       3,000 Raven Hills Higher Education Corporation, Texas, Student      8/12 at 100.00       Aaa   2,974,710
              Housing Revenue Bonds, Angelo State University - Texan
              Hall LLC, Series 2002A, 5.000%, 8/01/33 - MBIA Insured

             Retama Development Corporation, Texas, Special Facilities
             Revenue Bonds, Retama Park Racetrack Project, Series 1993:
       9,715  8.750%, 12/15/18                                               No Opt. Call       AAA  14,252,779
       5,405  10.000%, 12/15/20                                              No Opt. Call       AAA   8,602,814

       5,000 Tarrant County Health Facilities Development Corporation,       No Opt. Call       AAA   5,677,150
              Texas, Hospital Revenue Refunding and Improvement Bonds,
              Fort Worth Osteopathic Hospital, Series 1993, 6.000%,
              5/15/21 - MBIA Insured

      20,000 Texas Turnpike Authority, First Tier Revenue Bonds, Central     No Opt. Call       AAA  10,360,800
              Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 -
              AMBAC Insured

             Waco, Texas, Combined Tax and Revenue Certificates of
             Obligation, Series 2004:
       1,490  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       AAA   1,513,468
       1,500  5.000%, 2/01/23 - MBIA Insured                               2/14 at 100.00       AAA   1,516,620
       1,580  5.000%, 2/01/24 - MBIA Insured                               2/14 at 100.00       AAA   1,587,758

       4,070 Williamson County, Texas, General Obligation Bonds,           2/11 at 100.00       AAA   4,804,554
              DRIVERS, Series 188, 13.750%, 2/15/21 (IF) - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Utah - 1.3%

       5,000 Emery County, Utah, Pollution Control Revenue Refunding       5/04 at 102.00       AAA   5,113,200
              Bonds, Pacificorp Project, Series 1993A, 5.650%, 11/01/23
              - AMBAC Insured

       3,055 Utah State Building Ownership Authority, Lease Revenue       11/05 at 100.00       AAA   3,247,098
              Bonds, State Facilities Master Lease Program, Series
              1995A, 5.750%, 5/15/18 (Pre-refunded to 11/15/05) - AMBAC
              Insured

       3,500 White City Water Improvement District, Salt Lake County,      2/05 at 100.00       AAA   3,639,545
              Utah, General Obligation Water Bonds, Series 1995, 6.600%,
              2/01/25 (Pre-refunded to 2/01/05) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Vermont - 0.1%

       1,140 Vermont Housing Finance Agency, Single Family Housing        11/09 at 100.00       AAA   1,161,968
              Bonds, Series 2000-12A, 6.300%, 11/01/31 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Virginia - 0.7%

       5,755 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA   6,482,374
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/20 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Washington - 8.5%

       3,000 Chelan County Public Utility District 1, Washington, Hydro    7/11 at 101.00       AAA   3,105,870
              Consolidated System Revenue Bonds, Series 2001A, 5.600%,
              1/01/36 (Alternative Minimum Tax) - MBIA Insured

       5,040 Chelan County Public Utility District 1, Washington, Hydro    7/12 at 100.00       AAA   5,145,134
              Consolidated System Revenue Bonds, Series 2002A, 5.450%,
              7/01/37 (Alternative Minimum Tax) - AMBAC Insured

             Douglas County Public Utility District 1, Washington,
             Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
       2,975  6.300%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA   3,348,601
       1,135  6.350%, 9/01/18 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA   1,277,295

       3,300 Energy Northwest, Washington, Electric Revenue Bonds,         7/12 at 100.00       AAA   4,261,653
              Columbia Generating Station, Series 2002, ROL-SER-II-152,
              14.920%, 7/01/18 (IF) - MBIA Insured

             Energy Northwest, Washington, Wind Project Revenue Bonds,
             Series 2003:
       1,720  5.000%, 7/01/19 - AMBAC Insured                              7/12 at 100.00       AAA   1,761,005
       1,435  5.000%, 7/01/23 - AMBAC Insured                              7/12 at 100.00       AAA   1,444,945

       6,000 Port of Seattle, Washington, Revenue Bonds, Series 1999A,     9/12 at 100.00       AAA   6,021,900
              5.000%, 9/01/24 - FGIC Insured

----
42

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
             Washington (continued)

    $  1,785 Port of Seattle, Washington, Subordinate Lien Revenue         9/12 at 100.00       AAA $  1,906,541
              Bonds, Series 1999B, 5.500%, 9/01/16 (Alternative Minimum
              Tax) - FGIC Insured

       8,775 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA    9,600,815
              Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

             Port of Seattle, Washington, Special Facility Revenue
             Bonds, Terminal 18, Series 1999B:
         460  6.250%, 9/01/26 (Alternative Minimum Tax) (Pre-refunded to   3/10 at 101.00       AAA      530,481
              3/01/10) - MBIA Insured
       7,475  6.250%, 9/01/26 (Alternative Minimum Tax) - MBIA Insured     3/10 at 101.00       AAA    8,218,763

      11,400 Seattle, Washington, Water System Revenue Refunding Bonds,    3/09 at 100.00       AAA   11,649,318
              Series 1993, 5.250%, 3/01/24- FGIC Insured

       1,000 Snohomish County Public Utility District 1, Washington,       6/12 at 100.00       AAA    1,062,660
              Water Revenue Refunding Bonds, Series 2002, 5.500%,
              12/01/22 - FGIC Insured

       7,825 Snohomish County School District 16, Washington, Unlimited   12/10 at 100.00       Aaa    8,661,727
              Tax General Obligation Bonds, Arlington School, Series
              2000, 5.750%, 12/01/19 - FGIC Insured

       2,000 Thurston and Pierce Counties School District, Washington,     6/13 at 100.00       Aaa    2,129,960
              General Obligation Bonds, Yelm Community Schools, Series
              2003, 5.250%, 12/01/18 - FSA Insured

       2,050 Washington State Higher Education Facilities Authority,      10/12 at 100.00       AAA    2,083,374
              Revenue Bonds, Gonzaga University, Series 2002, 5.050%,
              4/01/22 - MBIA Insured

       5,000 Washington Public Power Supply System, Revenue Refunding        No Opt. Call       AAA    5,227,800
              Bonds, Nuclear Project 2, Series 1993B, 5.400%, 7/01/05 -
              FSA Insured
-----------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.2%

       3,365 Evansville Community School District, Dane, Green, and Rock   4/11 at 100.00       AAA    3,640,291
              Counties, Wisconsin, General Obligation Refunding Bonds,
              Series 2001, 5.500%, 4/01/19 - FGIC Insured

       2,000 Superior, Wisconsin, Limited Obligation Revenue Refunding       No Opt. Call       AAA    2,514,029
              Bonds, Midwest Energy Resources Company, Series 1991E,
              6.900%, 8/01/21 - FGIC Insured

       5,000 Wisconsin, General Obligation Bonds, Series 2002G, 5.000%,    5/13 at 100.00       AAA    5,189,000
              5/01/18 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------
    $875,755 Total Long-Term Investments (cost $853,443,372) - 98.8%                                 904,261,605
-----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.2%                                                     10,993,258
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $915,254,863
             --------------------------------------------------------------------------------------------------

           All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
         (IF) Inverse floating rate security.

                                See accompanying notes to financial statements.

----
43

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Alabama - 1.6%

    $  7,440 Alabama Public School and College Authority, Capital          2/12 at 100.00        AA $ 7,619,527
              Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA   5,659,400
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded to 2/01/09) - FGIC Insured

       9,280 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA  10,107,312
              Improvement Warrants, Series 2002D, 5.000%, 2/01/42
              (Pre-refunded to 8/01/12) - FGIC Insured

      17,500 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA  19,097,400
              Improvement Warrants, Series 2002B, 5.125%, 2/01/42
              (Pre-refunded to 8/01/12) - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Arizona - 1.3%

      10,700 Arizona Health Facilities Authority, Hospital Revenue           No Opt. Call      BBB+  11,389,722
              Bonds, Catholic Healthcare West, Series 1999A, 6.125%,
              7/01/09

       2,000 Arizona State Transportation Board, Highway Revenue           7/12 at 102.00       AAA   2,170,140
              Refunding Bonds, Series 2002A, 5.250%, 7/01/17

       6,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,      7/13 at 100.00       Aaa   6,448,860
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/19 - MBIA Insured

      11,000 Salt River Project Agricultural Improvement and Power        12/13 at 100.00       AAA  11,665,830
              District, Arizona, Electric System Revenue Bonds, Series
              2003, 5.000%, 12/01/15 - MBIA Insured

       3,770 Tucson, Arizona, Junior Lien Street and Highway User          7/13 at 100.00       AAA   4,013,580
              Revenue Bonds, Series 2003A, 5.000%, 7/01/15 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------
             Arkansas - 0.3%

             Baxter County, Arkansas, Hospital Revenue Improvement
             Bonds, Baxter County Regional Hospital, Series 1999B:
         500  5.000%, 9/01/09                                                No Opt. Call       BBB     525,700
       2,500  5.625%, 9/01/28                                              9/09 at 100.00       BBB   2,460,725

       4,000 Jefferson County, Arkansas, Pollution Control Revenue         6/04 at 101.00      BBB-   4,025,440
              Refunding Bonds, Entergy Arkansas, Inc. Project, Series
              1997, 5.600%, 10/01/17

       1,000 University of Arkansas, Fayetteville, Various Facilities        No Opt. Call       Aaa   1,090,370
              Revenue Bonds, Series 2001A, 5.000%, 12/01/09 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             California - 10.6%

       1,955 Adelanto Public Financing Authority, California, Lease          No Opt. Call      BBB-   2,106,082
              Revenue Refunding Bonds, Community Correctional Facility,
              Series 2001A, 5.250%, 4/01/10

       1,600 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3   1,703,504
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.250%,
              12/01/34

      21,220 California Health Facilities Financing Authority, Insured     7/04 at 102.00       AAA  21,752,198
              Health Facility Revenue Refunding Bonds, Catholic
              Healthcare West, Series 1994A, 5.000%, 7/01/14 - AMBAC
              Insured

      18,000 California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA  20,690,280
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

      10,870 California, General Obligation Bonds, Series 2003, 5.250%,    2/13 at 100.00       AAA  11,710,468
             2/01/14 - MBIA Insured

             California, General Obligation Bonds, Series 2004:
       2,000  5.000%, 2/01/08                                                No Opt. Call      Baa1   2,134,860
       1,100  5.000%, 4/01/09                                                No Opt. Call      Baa1   1,175,229
       3,150  5.000%, 4/01/10                                                No Opt. Call      Baa1   3,357,207
      15,000  5.000%, 4/01/11                                                No Opt. Call      Baa1  15,903,000

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       8,000  6.000%, 5/01/15                                              5/12 at 101.00        A3   8,849,360
      10,000  5.875%, 5/01/16                                              5/12 at 101.00        A3  10,978,500

----
44

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             California (continued)

             California State Public Works Board, Lease Revenue Bonds,
             Department of Corrections, Series 2003C:
    $  3,715  5.000%, 6/01/10                                                No Opt. Call      Baa2 $ 3,942,024
       3,500  5.000%, 6/01/11                                                No Opt. Call      Baa2   3,690,785
       5,000  5.000%, 6/01/12                                                No Opt. Call      Baa2   5,222,500
       6,000  5.500%, 6/01/13                                                No Opt. Call      Baa2   6,450,600
       8,075  5.500%, 6/01/14                                             12/13 at 100.00      Baa2   8,642,592
       3,940  5.500%, 6/01/17                                             12/13 at 100.00      Baa2   4,142,004

      12,000 California State Public Works Board, Lease Revenue Bonds,    11/04 at 102.00       Aaa  12,588,840
              Department of Corrections, Soledad II State Prison, Series
              1994A, 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

       2,145 California Statewide Community Development Authority,           No Opt. Call         A   2,240,882
              Revenue Bonds, Kaiser Permanente System, Series 2002E,
              4.700%, 11/01/36 (Mandatory put 6/01/09)

       6,400 California Statewide Community Development Authority,           No Opt. Call         A   6,150,464
              Revenue Bonds, Kaiser Permanente System, Series 2004I,
              3.450%, 4/01/35 (Mandatory put 5/01/11)

      17,390 Central California Joint Powers Health Financing Authority,   8/04 at 101.00      Baa2  17,477,993
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.250%, 2/01/13

       3,695 Contra Costa County Public Financing Authority, California,   8/13 at 100.00        AA   3,823,290
              Tax Allocation Revenue Bonds, Series 2003A, 5.500%,
              8/01/23 - RAAI Insured

             Delano Financing Authority, California, State Correctional
             Facilities Lease Revenue Bonds, Series 2002A:
       1,575  4.875%, 4/01/06                                                No Opt. Call      BBB-   1,627,259
       1,605  4.875%, 4/01/08                                                No Opt. Call      BBB-   1,689,824
       2,185  5.750%, 4/01/10                                                No Opt. Call      BBB-   2,382,655

      10,000 Foothill-Eastern Transportation Corridor Agency,              1/07 at 100.00       AAA  11,000,100
              California, Toll Road Revenue Bonds, Series 1995A, 6.000%,
              1/01/34 (Pre-refunded to 1/01/07)

      10,005 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB   9,388,892
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.750%, 6/01/39

      15,000 Golden State Tobacco Securitization Corporation,              6/06 at 100.00      Baa2  15,277,350
              California, Enhanced Tobacco Settlement Asset-Backed
              Bonds, Series 2003B, 5.375%, 6/01/17

      15,345 Los Angeles Department of Airports, California, Revenue         No Opt. Call       AAA  16,426,516
              Bonds, Los Angeles International Airport, Series 2003B,
              5.000%, 5/15/14 - MBIA Insured

       2,500 Los Angeles Department of Water and Power, California,        7/06 at 100.00       AA-   2,573,125
              Power System Revenue Bonds, Series 2001A-3, 5.375%, 7/01/21

       5,000 Los Angeles Unified School District, Los Angeles County,      7/13 at 100.00       AAA   5,315,600
              California, General Obligation Bonds, Series 2003A,
              5.250%, 7/01/19 - FSA Insured

       6,000 Oakland State Building Authority, California, Lease Revenue   4/08 at 101.00       AAA   6,050,220
              Bonds, Elihu M. Harris State Office Building, Series
              1998A, 5.000%, 4/01/23 - AMBAC Insured

       3,000 Port of Oakland, California, Revenue Refunding Bonds,        11/07 at 102.00       AAA   3,283,140
              Series 1997I, 5.600%, 11/01/19 - MBIA Insured

       3,040 Sacramento Municipal Utility District, California, Electric     No Opt. Call       AAA   3,300,467
              Revenue Refunding Bonds, Series 2003S, 5.000%, 11/15/13 -
              MBIA Insured

       4,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3   4,087,960
              Participation, Burnham Institute, Series 1999,
              6.250%, 9/01/29

       4,635 South Orange County Public Financing Authority, California,     No Opt. Call       AAA   5,731,409
              Special Tax Revenue Bonds, Foothill Area, Series 1994C,
              8.000%, 8/15/09 - FGIC Insured

       8,780 University of California, Revenue Bonds, Multi-Purpose        9/11 at 101.00       AAA   9,243,935
              Projects, Series 2003Q, 5.000%, 9/01/16 - FSA Insured

       6,100 University of California, General Revenue Bonds, Series       5/13 at 100.00       AAA   6,613,437
              2003B, 5.250%, 5/15/15 - AMBAC Insured

       3,220 Vallejo City Unified School District, Solano County,            No Opt. Call       AAA   3,711,630
              California, General Obligation Refunding Bonds, Series
              2002A, 5.900%, 2/01/18 - MBIA Insured

       1,240 Yuba County Water Agency, California, Yuba River              9/04 at 100.00      Baa3   1,233,242
              Development Revenue Bonds, Pacific Gas and Electric
              Company Project, Series 1966A, 4.000%, 3/01/16

----
45

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Colorado - 1.3%

    $  2,300 Arapahoe County Capital Improvement Trust Fund, Colorado,      8/05 at 95.92       AAA $ 2,161,379
              Senior Revenue Bonds, Highway E-470 Project, Series 1986C,
              0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       2,000 Aurora Centretech Metropolitan District, Arapahoe County,    12/06 at 102.00       AA-   2,109,600
              Colorado, General Obligation Refunding Bonds, Series
              1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)

         500 Colorado Health Facilities Authority, Revenue Bonds,         12/05 at 102.00      BBB+     530,740
              Covenant Retirement Communities Inc., Series 1995, 6.200%,
              12/01/07

       2,000 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A   2,169,600
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/31

       9,915 Denver City and County, Colorado, Airport System Revenue     11/11 at 100.00       AAA  10,537,761
              Refunding Bonds, Series 2001A, 5.500%, 11/15/16
              (Alternative Minimum Tax) - FGIC Insured

       2,000 Denver City and County, Colorado, Airport System Revenue     11/10 at 100.00       AAA   2,198,740
              Refunding Bonds, Series 2000A, 6.000%, 11/15/16
              (Alternative Minimum Tax) - AMBAC Insured

       5,775 Denver Convention Center Hotel Authority, Colorado,          12/13 at 100.00       AAA   6,082,692
              Convention Center Hotel Senior Revenue Bonds, Series
              2003A, 5.000%, 12/01/15 - XLCA Insured

       8,245 E-470 Public Highway Authority, Colorado, Senior Revenue      9/07 at 101.00       AAA   8,745,554
              Bonds, Series 1997A, 5.250%, 9/01/18 - MBIA Insured

         215 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R     215,675
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)

       1,075 Meridian Metropolitan District, Douglas County, Colorado,       No Opt. Call        AA   1,107,745
              General Obligation Refunding Bonds, Series 2001A, 4.125%,
              12/01/09 - RAAI Insured
---------------------------------------------------------------------------------------------------------------
             Connecticut - 0.0%

         335 Eastern Connecticut Resource Recovery Authority, Solid        7/04 at 101.00       BBB     339,124
              Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
              1993A, 5.150%, 1/01/05 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.7%

       2,000 District of Columbia, General Obligation Bonds, Series          No Opt. Call       AAA   2,225,260
              1993B-1, 5.500%, 6/01/10 - AMBAC Insured

             District of Columbia, Certificates of Participation, Series
             2003:
       3,695  5.500%, 1/01/15 - AMBAC Insured                              1/14 at 100.00       AAA   4,034,903
       1,000  5.500%, 1/01/16 - AMBAC Insured                              1/14 at 100.00       AAA   1,085,400

      11,530 District of Columbia, General Obligation Bonds, Series        6/13 at 100.00       AAA  12,153,542
              2003B, 5.000%, 6/01/15 - AMBAC Insured

       1,900 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call       AAA   2,170,769
              Series 1994A-1, 6.000%, 6/01/11 - MBIA Insured

             District of Columbia Tobacco Settlement Corporation,
             Tobacco Settlement Asset-Backed Bonds, Series 2001:
      11,165  6.250%, 5/15/24                                              5/11 at 101.00       BBB  10,561,978
       2,920  6.500%, 5/15/33                                                No Opt. Call       BBB   2,667,449

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2003B:
       2,685  5.250%, 10/01/14 - FGIC Insured                             10/13 at 100.00       AAA   2,907,801
       2,280  5.250%, 10/01/15 - FGIC Insured                             10/13 at 100.00       AAA   2,454,466

       6,250 Washington Convention Center Authority, District of          10/08 at 101.00       AAA   6,587,813
              Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
              1998, 5.250%, 10/01/17 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Florida - 1.8%

         300 Brevard County Housing Finance Authority, Florida,            2/06 at 101.00       AAA     321,876
              Multifamily Housing Revenue Refunding Bonds, Windover Oaks
              and Windover Health Club Apartments Projects, Series
              1996A, 6.900%, 2/01/27 (Mandatory put 2/01/07)

       3,000 Broward County, Florida, Airport System Revenue Refunding    10/08 at 101.00       AAA   3,190,290
              Bonds, Series 1998E, 5.375%, 10/01/13 (Alternative Minimum
              Tax) - MBIA Insured

       5,000 Broward County School Board, Florida, Certificates of         7/13 at 100.00       AAA   5,075,000
              Participation, Series 2003, 5.000%, 7/01/23 - MBIA Insured

----
46

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Florida (continued)

    $    500 Dade County, Florida, Seaport Revenue Refunding Bonds,          No Opt. Call       AAA $   580,740
              Series 1995, 6.200%, 10/01/10 - MBIA Insured

             Dade County, Florida, Special Obligation and Refunding
             Bonds, Series 1996B:
         145  0.000%, 10/01/09 - AMBAC Insured                             10/08 at 98.22       AAA     120,562
         190  0.000%, 10/01/09 - AMBAC Insured                             10/08 at 98.22       AAA     156,720

       5,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call        AA   5,559,268
              Revenue Bonds, Ascension Health Credit Group, Series
              2003A, 5.250%, 11/15/13

          65 Escambia County Housing Finance Authority, Florida,           4/07 at 102.00       Aaa      67,168
              GNMA/FNMA Multi-County Single Family Mortgage Revenue
              Bonds, Series 1997A, 5.500%, 4/01/08 (Alternative Minimum
              Tax)

         500 Florida, Full Faith and Credit General Obligation Bonds,        No Opt. Call       AAA     626,105
              Broward County Expressway Authority, Series 1984, 9.875%,
              7/01/09

       3,245 Florida Department of Environmental Protection, Florida       7/13 at 101.00       AAA   3,426,233
              Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/17 -
              AMBAC Insured

         200 Halifax Hospital Medical Center, Daytona Beach, Florida,        No Opt. Call         A     209,894
              Health Care Facilities Revenue Bonds, Halifax Management
              System, Inc. Project, Series 1998A, 4.600%, 4/01/08 - ACA
              Insured

         150 Indian Trace Community Development District, Broward          5/05 at 102.00       AAA     158,640
              County, Florida, Water Management Special Benefit
              Refunding Bonds, Series 1995A, 5.500%, 5/01/06 - MBIA
              Insured

       4,210 JEA, Florida, St. John's River Power Park System Revenue        No Opt. Call       Aa2   4,217,957
              Refunding Bonds, Issue Two, Series Nine, 5.250%, 10/01/21

       5,000 Key West Utility Board, Florida, Electric System Revenue        No Opt. Call       AAA   5,771,300
              Refunding Bonds, Series 2000, 6.000%, 10/01/12 - AMBAC
              Insured

         400 Lee County, Florida, Capital Improvement Revenue Refunding      No Opt. Call       AAA     455,688
              Bonds, Series 1997A, 5.750%, 10/01/11 - MBIA Insured

         250 Lee County Hospital Board of Directors, Florida, Fixed-Rate   4/07 at 102.00       AAA     271,670
              Hospital Revenue Bonds, Lee Memorial Health System, Series
              1997A, 5.400%, 4/01/09 - MBIA Insured

         200 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00         A     213,096
              Leesburg Regional Medical Center Project, Series 1996A,
              5.600%, 7/01/08

         145 Orange County Housing Finance Authority, Florida, Single      9/07 at 102.00       AAA     154,902
              Family Mortgage Revenue Bonds, Series 1997B, 5.400%,
              9/01/09 (Alternative Minimum Tax)

       6,020 Orlando Utilities Commission, Florida, Water and Electric     4/13 at 100.00       Aa1   6,340,625
              Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16

       9,275 Reedy Creek Improvement District, Florida, Utility Revenue      No Opt. Call       Aaa  10,285,048
              Bonds, Series 2004-2, 5.250%, 10/01/10 - MBIA Insured

       1,000 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R     753,440
              Revenue Bonds, Central Florida Terminals, Inc., Series
              1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

          55 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R      44,400
              Revenue Bonds, Central Florida Terminals, Inc., Series
              1997C, 6.750%, 5/01/05 (Alternative Minimum Tax)

         200 Sarasota County Health Facility Authority, Florida, Health      No Opt. Call       N/R     203,006
              Facilities Revenue Bonds, Sunnyside Properties, Series
              1995, 5.500%, 5/15/05

         785 Sarasota Elderly Housing Corporation, Florida, First          7/04 at 102.00       N/R     802,403
              Mortgage Revenue Bonds, McCown Towers Annex Project,
              Series 1978, 7.500%, 7/01/09
---------------------------------------------------------------------------------------------------------------
             Georgia - 0.3%

       3,240 Fulton-DeKalb Hospital Authority, Georgia, Revenue              No Opt. Call       AAA   3,503,671
              Refunding Certificates, Series 2003, 5.000%, 1/01/11 - FSA
              Insured

       5,000 Private Colleges and Universities Authority, Georgia,        10/11 at 102.00      Baa1   5,140,650
              Revenue Bonds, Mercer University, Series 2001, 5.750%,
              10/01/31
---------------------------------------------------------------------------------------------------------------
             Illinois - 14.4%

      10,250 Chicago, Illinois, General Obligation Bonds, Central Loop       No Opt. Call       AAA   8,813,360
              Project, Series 2003A, 0.000%, 12/01/08 - XLCA Insured

----
47

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Illinois (continued)

    $ 14,315 Chicago Metropolitan Housing Development Corporation,         7/04 at 100.00        AA $14,354,939
              Illinois, FHA-Insured Section 8 Housing Development
              Revenue Refunding Bonds, Series 1992B, 6.900%, 7/01/22

      17,500 Chicago Housing Authority, Illinois, Revenue Bonds, Capital   7/12 at 100.00     AA***  18,310,600
              Fund Program, Series 2001, 5.375%, 7/01/19

         500 Chicago, Illinois, Special Facility Revenue Bonds, O'Hare       No Opt. Call       N/R     156,875
              International Airport Project, United Air Lines, Inc.
              Project, Series 1999B, 5.200%, 4/01/11 (Alternative
              Minimum Tax) #

      22,395 Chicago, Illinois, General Airport Second Lien Revenue        7/04 at 102.00       AAA  22,778,402
              Refunding Bonds, O'Hare International Airport, Series
              1993C, 5.000%, 1/01/18 - MBIA Insured

      61,250 Chicago, Illinois, General Airport Revenue Refunding Bonds,   7/04 at 102.00        A+  61,376,787
              O'Hare International Airport, Series 1993A, 5.000%, 1/01/16

      10,000 Chicago, Illinois, General Airport Second Lien Revenue        1/10 at 101.00       AAA  10,522,300
              Refunding Bonds, O'Hare International Airport, Series
              1999, 5.500%, 1/01/17 (Alternative Minimum Tax) - AMBAC
              Insured

       9,100 Chicago Public Building Commission, Illinois, General         3/13 at 100.00       AAA   9,441,250
              Obligation Lease Bonds, Chicago Transit Authority, Series
              2003, 5.250%, 3/01/22 - AMBAC Insured

       4,000 Chicago, Illinois, Revenue Bonds, Skyway Toll Bridge,         1/07 at 102.00       AAA   4,212,720
              Series 1996, 5.500%, 1/01/23 - MBIA Insured

       3,205 Chicago, Illinois, Wastewater Transmission Revenue Bonds,     1/06 at 102.00       AAA   3,340,507
              Series 1995, 5.000%, 1/01/15 - FGIC Insured

      22,335 Chicago, Illinois, Water Revenue Bonds, Series 1995,         11/06 at 102.00       AAA  23,340,075
              5.000%, 11/01/15 - FGIC Insured

       6,760 Cook County, Illinois, General Obligation Refunding Bonds,   11/12 at 100.00       AAA   7,138,222
              Series 2002D, 5.250%, 11/15/19 - AMBAC Insured

       4,505 DuPage County Forest Preserve District, Illinois, General       No Opt. Call       AAA   4,948,607
              Obligation Bonds, Series 2003, 5.250%, 10/01/12

       1,000 Illinois Development Finance Authority, Adjustable Rate         No Opt. Call       BBB   1,033,760
              Solid Waste Disposal Revenue Bonds, Waste Management, Inc.
              Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum
              Tax)

         225 Illinois Development Finance Authority, Economic              8/08 at 100.00      Baa2     238,595
              Development Revenue Bonds, Latin School of Chicago
              Project, Series 1998, 5.250%, 8/01/09

      57,600 Illinois Health Facilities Authority, Revenue Bonds,          8/04 at 102.00       AA+  58,950,144
              Northwestern Memorial Hospital, Series 1994A, 6.000%,
              8/15/24

             Illinois Health Facilities Authority, Revenue Bonds,
             Rush-Presbyterian St. Luke's Medical Center Obligated
             Group, Series 1993:
       3,000  5.250%, 11/15/20 - MBIA Insured                              5/04 at 102.00       AAA   3,065,310
      34,120  5.500%, 11/15/25 - MBIA Insured                              5/04 at 102.00       AAA  34,779,198

         530 Illinois Health Facilities Authority, Revenue Bonds, Mercy      No Opt. Call      Caa1     318,355
              Hospital and Center Project, Series 1996, 6.000%, 1/01/06

             Illinois Health Facilities Authority, Revenue Bonds,
             Centegra Health System, Series 1998:
         500  5.500%, 9/01/09                                              9/08 at 101.00        A-     538,490
         500  5.500%, 9/01/10                                              9/08 at 101.00        A-     533,395

       1,000 Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 101.00       AAA   1,075,810
              Methodist Medical Center of Illinois, Series 1998, 5.500%,
              11/15/12 - MBIA Insured

             Illinois Health Facilities Authority, Revenue Bonds,
             Victory Health Services, Series 1997A:
         500  5.750%, 8/15/08                                              8/07 at 101.00      Baa2     516,075
       3,245  5.375%, 8/15/16                                              8/07 at 101.00      Baa2   3,076,325

       8,000 Illinois Health Facilities Authority, Revenue Bonds, OSF     11/09 at 101.00         A   8,375,360
              Healthcare System, Series 1999, 6.250%, 11/15/29

       9,025 Illinois Health Facilities Authority, Revenue Bonds,          5/10 at 101.00        A3   9,936,254
              Condell Medical Center, Series 2000, 7.000%, 5/15/22

       3,000 Illinois Health Facilities Authority, Revenue Bonds,         10/11 at 100.00         A   3,080,100
              Passavant Memorial Hospital Association, Series 2001,
              6.000%, 10/01/24

       6,000 Illinois Health Facilities Authority, Revenue Bonds, Lake     7/13 at 100.00        A-   6,330,360
              Forest Hospital, Series 2003, 6.000%, 7/01/33

----
48

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Illinois (continued)

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, University of Chicago Hospitals, Series 2003:
    $  3,120  5.000%, 8/15/13 - MBIA Insured                                 No Opt. Call       AAA $ 3,328,759
       7,410  5.000%, 8/15/14 - MBIA Insured                               8/13 at 100.00       AAA   7,841,262

       3,615 Illinois Housing Development Authority, Homeowner Mortgage    2/12 at 100.00        AA   3,704,724
              Revenue Bonds, Series 2002A-2, 5.625%, 8/01/33
              (Alternative Minimum Tax)

       1,400 Illinois, General Obligation Bonds, Series 2003A, 5.250%,    10/13 at 100.00        AA   1,520,722
              10/01/14

       2,775 Illinois, Sales Tax Revenue Bonds, Series 1993S, 5.250%,      6/04 at 101.00       AAA   2,836,966
              6/15/18

      40,000 Metropolitan Pier and Exposition Authority, Illinois,         6/12 at 101.00       AAA  42,417,600
              McCormick Place Expansion Project Bonds, Series 2002A,
              5.750%, 6/15/41 - MBIA Insured

       5,005 University of Illinois, Certificates of Participation,        3/13 at 100.00       AAA   5,236,882
              South Farms Project, Series 2003, 5.250%, 9/01/20 - FGIC
              Insured
---------------------------------------------------------------------------------------------------------------
             Indiana - 2.6%

       6,835 Duneland School Building Corporation, Indiana, First          8/07 at 101.00       AAA   7,568,122
              Mortgage Bonds, Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07) - MBIA Insured

         830 Indiana Bond Bank, Special Program Bonds, Hendricks County    2/07 at 102.00     A+***     922,653
              Redevelopment Authority, Pittboro Project, Series 1997B,
              5.750%, 2/01/08 (Pre-refunded to 2/01/07)

       3,000 Indiana Health Facility Financing Authority, Hospital         9/11 at 100.00        A+   3,019,770
              Revenue Bonds, Methodist Hospital, Inc., Series 2001,
              5.375%, 9/15/22

      11,590 Indiana Health Facility Financing Authority, Hospital         9/04 at 100.00       AAA  11,684,227
              Revenue Refunding Bonds, Methodist Hospital of Indiana,
              Inc., Series 1992A, 5.750%, 9/01/11 - AMBAC Insured

      38,600 Indiana Health Facility Financing Authority, Hospital         5/06 at 100.00       Aaa  39,502,854
              Revenue Bonds, Daughters of Charity, Series 1993, 5.750%,
              11/15/22

       1,000 Indiana Municipal Power Agency, Power Supply System Revenue     No Opt. Call       AAA   1,106,820
              Refunding Bonds, Series 1993B, 5.500%, 1/01/16 - MBIA
              Insured

       5,000 Indianapolis Airport Authority, Indiana, Special Facilities   7/04 at 102.00       BBB   5,146,500
              Revenue Bonds, Federal Express Corporation Project, Series
              1994, 7.100%, 1/15/17 (Alternative Minimum Tax)

       2,180 Southwind Housing, Inc., Evansville, Indiana, First           5/04 at 100.00    AA-***   2,602,004
              Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21
---------------------------------------------------------------------------------------------------------------
             Iowa - 0.1%

       1,640 Iowa Housing Finance Authority, Single Family Mortgage        8/04 at 100.00       Aaa   1,649,676
              Bonds, Series 1977A, 5.875%, 8/01/08
---------------------------------------------------------------------------------------------------------------
             Kansas - 0.7%

       1,240 Cowley County Unified School District 465, Winfield,         10/13 at 100.00       AAA   1,352,989
              Kansas, General Obligation Bonds, Series 2003, 5.250%,
              10/01/14 - MBIA Insured

       7,000 Wichita, Kansas, Hospital Facilities Revenue Refunding and   11/11 at 101.00        A+   7,087,780
              Improvement Bonds, Via Christi Health System, Inc., Series
              2001-III, 5.500%, 11/15/26

             Wichita, Kansas, Water and Sewer Utility Revenue Bonds,
             Series 2003:
       3,350  5.000%, 10/01/19 - FGIC Insured                             10/13 at 100.00       AAA   3,481,253
       7,700  5.000%, 10/01/20 - FGIC Insured                             10/13 at 100.00       AAA   7,959,798
---------------------------------------------------------------------------------------------------------------
             Kentucky - 0.8%

         500 Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call      Baa2     535,370
              Bonds, Ashland Oil, Inc. Project, Series 1999, 5.700%,
              11/01/09

       4,820 Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00       AAA   5,299,542
              Refunding Bonds, Project No. 79, Series 2003, 5.125%,
              10/01/17 (Pre-refunded to 10/01/13) - MBIA Insured

      16,980 Kentucky Turnpike Authority, Road Resource Recovery Revenue   7/04 at 100.00       Aa3  17,043,166
              Refunding Bonds, Series 1987A, 5.000%, 7/01/08
---------------------------------------------------------------------------------------------------------------
             Louisiana - 0.4%

      12,950 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB  10,759,119
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.875%, 5/15/39

----
49

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Maryland - 0.1%

    $  1,610 Maryland Community Development Administration, Housing        1/07 at 102.00       Aa2 $ 1,670,939
              Revenue Bonds, Series 1996A, 5.875%, 7/01/16

         500 Maryland Health and Higher Educational Facilities             1/07 at 102.00        A-     544,165
              Authority, Revenue Refunding Bonds, Pickersgill, Inc.,
              Series 1997A, 5.750%, 1/01/08
---------------------------------------------------------------------------------------------------------------
             Massachusetts - 8.2%

       8,140 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA   9,022,132
              Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15
              (Pre-refunded to 7/01/12) - FSA Insured

       4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00       AAA   4,458,920
              Series 2002B, 5.500%, 3/01/19 (Pre-refunded to 3/01/12) -
              FSA Insured

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2002C:
      14,675  5.500%, 11/01/11 - FSA Insured                                 No Opt. Call       AAA  16,447,887
       7,200  5.500%, 11/01/15 - FGIC Insured                                No Opt. Call       AAA   8,008,704
       4,000  5.500%, 11/01/19 (Pre-refunded to 11/01/12)                 11/12 at 100.00    Aa2***   4,481,800

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2003A:
       9,060  5.000%, 1/01/19 (Pre-refunded to 1/01/13)                    1/13 at 100.00       Aa2   9,748,651
       5,250  5.125%, 1/01/20 (Pre-refunded to 1/01/13)                    1/13 at 100.00    Aa2***   5,696,828
      12,500  5.000%, 1/01/21 (Pre-refunded to 1/01/13)                    1/13 at 100.00       Aa2  13,450,125

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2003C:
      10,000  5.250%, 8/01/20 (Pre-refunded to 8/01/13)                    8/13 at 100.00       Aa2  10,994,700
       7,040  5.000%, 8/01/21 (Pre-refunded to 8/01/13)                    8/13 at 100.00       Aa2   7,605,030

      27,890 Massachusetts, General Obligation Bonds, Series 2003D,          No Opt. Call       Aa2  30,838,810
              5.500%, 10/01/17

             Massachusetts, General Obligation Bonds, Series 2004A:
      10,000  5.250%, 8/01/16                                                No Opt. Call       Aa2  10,822,400
       7,000  5.250%, 8/01/18                                                No Opt. Call       Aa2   7,524,090

       2,850 Massachusetts Development Finance Agency, Resource Recovery     No Opt. Call       AAA   3,146,172
              Revenue Bonds, SEMass System, Series 2001A, 5.500%,
              1/01/11 - MBIA Insured

         800 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00         A     846,216
              Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series
              1998B, 5.250%, 7/01/10 - ACA Insured

         265 Massachusetts Health and Educational Facilities Authority,    7/09 at 101.00       Ba1     259,920
              Revenue Bonds, Lasell College Issue, Series 1999A, 5.100%,
              7/01/11

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,500  5.450%, 12/01/12 (Alternative Minimum Tax)                  12/08 at 102.00       BBB   1,464,795
       1,825  5.500%, 12/01/13 (Alternative Minimum Tax)                  12/08 at 102.00       BBB   1,778,535

             Massachusetts, Special Obligation Refunding Notes, Federal
             Highway Grant Anticipation Note Program, Series 2003A:
      10,000  5.000%, 12/15/11 - FSA Insured                                 No Opt. Call       Aaa  10,821,900
      13,000  5.000%, 12/15/12 - FSA Insured                                 No Opt. Call       Aaa  13,959,400
      12,000  5.000%, 12/15/13 - FSA Insured                                 No Opt. Call       Aaa  12,819,720
       7,015  5.000%, 12/15/14 - FSA Insured                                 No Opt. Call       Aaa   7,469,993

             Massachusetts Water Resources Authority, General Revenue
             Bonds, Series 1993C:
      12,705  5.250%, 12/01/20 (Pre-refunded to 12/01/04)                 12/04 at 102.00       Aaa  13,258,557
      13,345  5.250%, 12/01/20                                            12/04 at 102.00        AA  13,795,661
---------------------------------------------------------------------------------------------------------------
             Michigan - 6.5%

      15,000 Detroit City School District, Wayne County, Michigan,         5/06 at 102.00       AAA  16,420,950
              Unlimited Tax School Building and Site Improvement Bonds,
              Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06) -
              AMBAC Insured

       1,000 Detroit, Michigan, Senior Lien Sewerage Disposal System         No Opt. Call       AAA   1,088,640
              Revenue Bonds, Series 2004A, 5.000%, 7/01/08 - FSA Insured

       3,370 Michigan Higher Education Facilities Authority, Limited       5/08 at 100.00        AA   3,427,223
              Obligation Revenue Refunding Bonds, Acquinas College,
              Series 1998C, 5.125%, 5/01/16 - RAAI Insured

----
50

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Michigan (continued)

    $  1,805 Michigan Public Power Agency, Revenue Refunding Bonds,          No Opt. Call       AAA $ 1,981,890
              Belle River Project, Series 2002A, 5.250%, 1/01/09 - MBIA
              Insured

      15,000 Michigan State Building Authority, Revenue Bonds,            10/07 at 100.00     AA***  16,186,800
              Facilities Program, Series 1997II-A, 4.750%, 10/15/13
              (Pre-refunded to 10/15/07)

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 1998-I:
       5,000  5.250%, 10/15/12                                            10/09 at 100.00        AA   5,402,600
      14,080  4.750%, 10/15/17                                            10/09 at 100.00        AA  14,323,443
       6,735  4.750%, 10/15/21                                            10/09 at 100.00        AA   6,746,113

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 2003-I:
       5,930  5.250%, 10/15/12 - FSA Insured                                 No Opt. Call       AAA   6,501,059
       3,500  5.250%, 10/15/15 - FSA Insured                              10/13 at 100.00       AAA   3,782,940

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Detroit Medical Center Obligated Group,
             Series 1993B:
      20,185  5.750%, 8/15/13                                              8/04 at 102.00       Ba3  16,813,096
      62,400  5.500%, 8/15/23                                              8/04 at 102.00       Ba3  45,394,128

       5,000 Michigan State Hospital Finance Authority, Revenue           12/12 at 100.00       AA-   5,078,750
              Refunding Bonds, Trinity Health Credit Group, Series
              2002C, 5.375%, 12/01/30

       3,000 Michigan State Hospital Finance Authority, Hospital Revenue  10/05 at 100.00       AAA   3,249,810
              Refunding Bonds, Genesys Health System Obligated Group,
              Series 1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)

         705 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB     737,395
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       Aaa   1,113,460
              Refunding Bonds, Genesys Regional Medical Center Obligated
              Group, Series 1998A, 5.500%, 10/01/08

      12,080 Michigan Housing Development Authority, Rental Housing       10/04 at 102.00       AAA  12,333,922
              Revenue Bonds, Series 1994B, 5.700%, 4/01/12 - AMBAC
              Insured

       6,000 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A-   6,116,820
              Revenue Refunding Pollution Control Bonds, Detroit Edison
              Company, Series 2001C, 5.450%, 9/01/29

         215 Michigan Strategic Fund, Limited Obligation Revenue Bonds,      No Opt. Call       BBB     217,561
              Clark Retirement Community, Inc. Project, Series 1998,
              4.900%, 6/01/08

       6,500 Michigan Strategic Fund, Solid Waste Disposal Limited           No Opt. Call       BBB   6,489,600
              Obligation Revenue Bonds, Waste Management, Inc., Series
              2004, 2.200%, 12/01/13 (Alternative Minimum Tax)
              (Mandatory put 2/01/05)

       1,470 Saginaw Hospital Finance Authority, Michigan, Hospital          No Opt. Call         A   1,562,551
              Revenue Bonds, Covenant Medical Center, Series 2004G,
              5.000%, 7/01/12
---------------------------------------------------------------------------------------------------------------
             Minnesota - 1.0%

       6,005 Minnesota Housing Finance Agency, Rental Housing Bonds,       2/05 at 102.00       AAA   6,189,414
              Series 1995D, 5.800%, 8/01/11 - MBIA Insured

         950 St. Paul Housing and Redevelopment Authority, Minnesota,        No Opt. Call      BBB+   1,008,112
              Healthcare Revenue Bonds, Regions Hospital, Series 1998,
              5.000%, 5/15/09

       2,685 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        No Opt. Call       AA+   2,906,083
              Office Building at Cedar Street, Series 2003, 5.000%,
              12/01/13

       3,950 Southern Minnesota Municipal Power Agency, Power Supply         No Opt. Call       AAA   4,301,550
              System Revenue Refunding Bonds, Series 2002A, 5.000%,
              1/01/09 - AMBAC Insured

       6,500 Western Minnesota Municipal Power Agency, Power Supply          No Opt. Call       Aaa   6,986,980
              Revenue Bonds, Series 2003B, 5.000%, 1/01/14 - MBIA Insured

       5,000 White Earth Band of Chippewa Indians, Minnesota, Revenue        No Opt. Call         A   5,604,500
              Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
---------------------------------------------------------------------------------------------------------------
             Mississippi - 0.3%

       8,660 Mississippi Business Finance Corporation, Pollution Control  10/04 at 101.00      BBB-   8,703,213
              Revenue Refunding Bonds, System Energy Resources, Inc.
              Project, Series 1998, 5.875%, 4/01/22

----
51

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Mississippi (continued)

    $    500 Perry County, Mississippi, Pollution Control Revenue          3/12 at 100.00       Ba3 $   472,255
              Refunding Bonds, Leaf River Forest Project, Series 1999,
              5.200%, 10/01/12
---------------------------------------------------------------------------------------------------------------
             Missouri - 0.9%

      14,340 Kansas City, Missouri, General Improvement Airport Revenue    9/12 at 100.00       AAA  15,310,961
              Bonds, Series 2003B, 5.250%, 9/01/16 - FGIC Insured

             Kansas City Industrial Development Authority, Missouri,
             Retirement Center Revenue Refunding and Improvement Bonds,
             Kingswood Project, Series 1998A:
         635  5.375%, 11/15/09                                            11/08 at 102.00       N/R     608,717
       3,650  5.800%, 11/15/17                                            11/08 at 102.00       N/R   3,306,133

       1,350 Missouri Housing Development Commission, FHA-Insured          9/04 at 100.00       AA+   1,357,735
              Mortgage Loan Housing Development Bonds, Series 1979B,
              7.000%, 9/15/22

         300 Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R     319,575
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.550%, 2/01/09

         350 St. Louis County Industrial Development Authority,            6/04 at 101.00       N/R     351,082
              Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
              Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)

       3,710 St. Louis, Missouri, Airport Revenue Bonds, Airport             No Opt. Call       AAA   4,105,041
              Development Program, Series 2001A, 5.500%, 7/01/09 - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------
             Montana - 0.2%

       6,325 Montana Health Facilities Authority, Health Care Revenue      6/06 at 102.00      BBB-   6,351,122
              Bonds, Community Medical Center, Inc., Series 1996,
              6.375%, 6/01/18
---------------------------------------------------------------------------------------------------------------
             Nevada - 0.4%

       5,000 Clark County, Nevada, Passenger Facility Charge Revenue       7/05 at 100.00       AAA   5,031,850
              Bonds, Las Vegas-McCarran International Airport, Series
              1995A, 5.500%, 7/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       1,935 Henderson Local Improvement District T-4C, Nevada, Limited    5/04 at 103.00       N/R   1,947,210
              Obligation Refunding Bonds, Green Valley Properties,
              Series 1999A, 5.900%, 11/01/18

       3,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A   3,199,980
              2002A, 6.625%, 11/01/17 - ACA Insured
---------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.4%

      10,000 New Hampshire Housing Finance Authority, Multifamily          6/11 at 100.00       Aaa  10,331,000
              Remarketed Housing Bonds, Series 1994I, 5.600%, 1/01/24
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             New Jersey - 2.5%

      14,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa  15,116,780
              Revenue Bonds, Series 2003, 5.000%, 12/15/13 - FSA Insured

       1,000 Gloucester County Improvement Authority, New Jersey, Solid      No Opt. Call       BBB   1,134,360
              Waste Resource Recovery Revenue Refunding Bonds, Waste
              Management, Inc. Project, Series 1999B, 7.000%, 12/01/29
              (Alternative Minimum Tax) (Mandatory put 12/01/09)

       2,520 Hudson County, New Jersey, Refunding Certificates of            No Opt. Call       AAA   2,876,933
              Participation, Series 2002, 6.000%, 6/01/10 - MBIA Insured

       8,000 Middlesex County Pollution Control Authority, New Jersey,     9/12 at 100.00      BBB-   8,113,440
              Revenue Refunding Bonds, Amerada Hess Corporation Project,
              Series 2002, 5.750%, 9/15/32

          90 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA      93,813
              Bonds, Educational Testing Service, Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

      12,380 New Jersey Transit Corporation, Certificates of                 No Opt. Call       AAA  13,690,547
              Participation, Federal Transit Administration Grants,
              Series 2000B, 5.500%, 9/15/08 - AMBAC Insured

      10,000 New Jersey Transit Corporation, Certificates of                 No Opt. Call       AAA  11,088,200
              Participation, Federal Transit Administration Grants,
              Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

      10,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA  11,207,100
              Transportation System Bonds, Series 2001C,
              5.500%, 12/15/11 - FSA Insured

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       2,105  5.750%, 6/01/32                                              6/12 at 100.00       BBB   1,881,196
       4,500  6.000%, 6/01/37                                              6/12 at 100.00       BBB   3,829,320

----
52

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             New Mexico - 0.5%

    $  5,000 Farmington, New Mexico, Pollution Control Revenue Refunding  10/04 at 100.00       BBB $ 5,125,000
              Bonds, Southern California Edison Company - Four Corners
              Project, Series 1991A, 7.200%, 4/01/21

       7,600 New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00       Aa3   7,809,760
              Revenue Bonds, Presbyterian Healthcare Services, Series
              2001A, 5.500%, 8/01/21
---------------------------------------------------------------------------------------------------------------
             New York - 10.8%

      16,845 Long Island Power Authority, New York, Electric System        6/08 at 101.00       AAA  17,440,134
              General Revenue Bonds, Series 1998A, 5.000%, 12/01/18 -
              FSA Insured

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2003B:
      12,500  5.250%, 12/01/13                                               No Opt. Call        A-  13,341,375
       1,540  5.250%, 6/01/14                                                No Opt. Call        A-   1,638,545

       4,115 New York Counties Tobacco Trust III, Tobacco Settlement       6/13 at 100.00       BBB   4,002,249
              Pass-Through Bonds, Series 2003, 5.000%, 6/01/27

       2,350 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A   2,381,843
              Series 1996B, 6.000%, 8/15/04

       7,500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A   7,749,375
              Series 1996G, 5.900%, 2/01/05

         300 New York City, New York, General Obligation Bonds, Fiscal     8/06 at 101.50         A     324,096
              Series 1997B, 5.700%, 8/15/07

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1995F:
         700  6.375%, 2/15/06 (Pre-refunded to 2/15/05)                    2/05 at 101.00       Aaa     734,888
      14,000  6.625%, 2/15/25 (Pre-refunded to 2/15/05)                    2/05 at 101.00       Aaa  14,725,200

      10,770 New York City, New York, General Obligation Bonds, Fiscal     8/08 at 101.00         A  11,288,468
              Series 1998J, 5.375%, 8/01/13

       6,435 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A   6,884,356
              Series 2001D, 5.000%, 8/01/07

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1997E:
         955  6.000%, 8/01/16 (Pre-refunded to 8/01/06)                    8/06 at 101.50      A***   1,054,597
      14,665  6.000%, 8/01/16                                              8/06 at 101.50         A  15,793,618

       3,500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A   3,745,455
              Series 2004G, 5.000%, 8/01/10

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004A:
      10,185  5.000%, 8/01/11                                                No Opt. Call         A  10,777,360
       7,080  5.000%, 8/01/12                                                No Opt. Call         A   7,449,930

      11,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+  11,166,650
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/23

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal 2003 Series A:
       3,570  5.000%, 8/01/12                                                No Opt. Call       AA+   3,842,284
       3,365  5.000%, 8/01/13                                                No Opt. Call       AA+   3,616,433

             Dormitory Authority of the State of New York, New York
             City, Court Facilities Lease Revenue Bonds, Series 2003A:
      12,315  5.750%, 5/15/14                                              5/13 at 100.00         A  13,606,843
      15,500  5.500%, 5/15/18                                              5/13 at 100.00         A  16,492,620

       8,400 Dormitory Authority of the State of New York, Revenue        11/05 at 102.00       AAA   9,049,656
              Bonds, Beth Israel Medical Center, Series 1996, 6.000%,
              11/01/15 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA   3,215,790
              Bonds, Mount Sinai School of Medicine, Series 2003,
              5.000%, 7/01/12 - MBIA Insured

             Dormitory Authority of the State of New York, Improvement
             Revenue Bonds, Mental Health Services Facilities, Series
             1997B:
          75  5.500%, 8/15/17 (Pre-refunded to 2/15/07)                    2/07 at 102.00    AA-***      82,999
       5,925  5.500%, 8/15/17                                              2/07 at 102.00       AA-   6,193,403

         750 New York State Housing Finance Agency, Revenue Refunding        No Opt. Call        A+     803,940
              Bonds, New York City Health Facilities, Series 1996A,
              6.000%, 5/01/06

      15,870 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/11 at 100.00       Aa1  16,139,314
              Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum
              Tax)

----
53

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             New York (continued)

             Power Authority of the State of New York, General Revenue
             Bonds, Series 2000A:
    $  4,395  5.500%, 11/15/16                                            12/05 at 100.00       Aa2 $ 4,616,069
       3,775  5.500%, 11/15/17                                            12/05 at 100.00       Aa2   3,961,787

       8,200 Dormitory Authority of the State of New York, Revenue        10/12 at 100.00       AAA   8,936,360
              Bonds, School Districts Financing Program, Series 2002E,
              5.500%, 10/01/17 - MBIA Insured

       7,500 Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB-   7,548,825
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 6.000%, 7/01/26

         600 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R     621,762
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

       1,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA   1,118,490
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 6.250%, 12/01/10 (Alternative Minimum Tax) - MBIA
              Insured

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,000  5.250%, 6/01/16                                              6/10 at 100.00       AA-   2,096,900
      40,000  5.500%, 6/01/17                                              6/11 at 100.00       AA-  42,564,400

      15,000 New York Tobacco Settlement Financing Corporation, Tobacco    6/11 at 100.00       AA-  15,961,650
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/17
---------------------------------------------------------------------------------------------------------------
             North Carolina - 3.2%

       2,000 North Carolina Medical Care Commission, Healthcare           11/13 at 100.00       AA-   2,058,700
              Facilities Revenue Bonds, Novant Health Obligated Group,
              Series 2003A, 5.000%, 11/01/17

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 2003D:
      10,000  5.375%, 1/01/11                                                No Opt. Call       BBB  10,643,800
      20,000  5.375%, 1/01/13                                                No Opt. Call       BBB  21,089,200
      11,000  5.125%, 1/01/23                                              1/13 at 100.00       BBB  10,779,120

      11,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB  12,405,250
              Revenue Refunding Bonds, Series 1993B, 7.000%, 1/01/08

       7,855 North Carolina Eastern Municipal Power Agency, Power System   7/04 at 101.00         A   7,898,203
              Revenue Bonds, Series 1993D, 5.600%, 1/01/16 - ACA Insured

       2,500 North Carolina Eastern Municipal Power Agency, Power System   1/09 at 102.00       BBB   2,629,550
              Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15

             North Carolina Municipal Power Agency 1, Catawba Electric
             Revenue Bonds, Series 2003A:
       7,000  5.500%, 1/01/13                                                No Opt. Call      BBB+   7,557,410
      10,000  5.250%, 1/01/18 - MBIA Insured                               1/13 at 100.00       AAA  10,610,200

         820 Wilmington Housing Authority, North Carolina, First           6/04 at 100.00    N/R***     824,838
              Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
---------------------------------------------------------------------------------------------------------------
             Ohio - 0.5%

             Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate
             Revenue Refunding Bonds, Rock and Roll Hall of Fame and
             Museum Project, Series 1997:
         360  5.750%, 12/01/07                                               No Opt. Call       N/R     398,776
         425  5.850%, 12/01/08                                               No Opt. Call       N/R     477,318

       1,000 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       BB+     976,540
              Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       5,635 Hamilton County, Ohio, Sewer System Revenue Refunding and    12/13 at 100.00       AAA   6,008,150
              Improvement Bonds, Metropolitan Sewer District, Series
              2003A, 5.000%, 12/01/15 - MBIA Insured

         475 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+     504,137
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06

       2,500 Ohio University at Athens, General Receipts Bonds, Series    12/13 at 100.00       AAA   2,665,550
              2003, 5.000%, 12/01/15 - FSA Insured

       3,400 University of Cincinnati, Ohio, General Receipts Bonds,       6/13 at 100.00       AAA   3,568,198
              Series 2003, 5.000%, 6/01/17 - FGIC Insured

----
54

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Oklahoma - 0.3%

    $  8,375 Oklahoma, General Obligation Bonds, Series 2003A, 5.000%,    7/13 at 101.00       AAA $ 8,942,239
              7/15/17 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Oregon - 0.4%

       8,720 Oregon Department of Administrative Services, Certificates   5/07 at 101.00       AAA   9,695,245
              of Participation, Series 1997A, 5.800%, 5/01/24
              (Pre-refunded to 5/01/07) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.7%

       1,250 Allegheny County, Pennsylvania, Airport Revenue Refunding      No Opt. Call       AAA   1,351,575
              Bonds, Pittsburgh International Airport, Series 1997A,
              5.750%, 1/01/12 (Alternative Minimum Tax) - MBIA Insured

       6,975 Carbon County Industrial Development Authority,                No Opt. Call      BBB-   7,519,817
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Panther Creek Partners Project, Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

      10,000 Lehigh County Industrial Development Authority,              9/04 at 102.00       AAA  10,343,600
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Pennsylvania Power and Light Company Project, Series
              1994B, 6.400%, 9/01/29 - MBIA Insured

             Pennsylvania Housing Finance Agency, FHA-Insured
             Multifamily Housing Revenue Refunding Mortgage Loan Bonds,
             Series 1992:
       4,025  8.100%, 7/01/13                                             7/04 at 100.00       AAA   4,044,964
      16,830  8.200%, 7/01/24                                             7/04 at 100.00       AAA  16,899,171

             Pennsylvania Higher Educational Facilities Authority,
             Revenue Bonds, Geneva College, Series 1998:
         470  4.900%, 4/01/07                                               No Opt. Call      BBB-     489,994
         495  4.950%, 4/01/08                                               No Opt. Call      BBB-     516,191

       5,000 Philadelphia School District, Pennsylvania, General          8/12 at 100.00       AAA   5,439,500
              Obligation Bonds, Series 2002B, 5.625%, 8/01/17 - FGIC
              Insured

       1,100 Philadelphia, Pennsylvania, Water and Wastewater Revenue       No Opt. Call       AAA   1,274,042
              Bonds, Series 1995, 6.250%, 8/01/10 - MBIA Insured

       7,830 Philadelphia Municipal Authority, Pennsylvania, Lease          No Opt. Call       AAA   8,596,635
              Revenue Bonds, Series 2003A, 5.250%, 5/15/09 - FSA Insured

      11,680 Philadelphia Municipal Authority, Pennsylvania, Lease          No Opt. Call       AAA  12,862,016
              Revenue Bonds, Series 2003B, 5.250%, 11/15/09 - FSA Insured

       3,500 Pittsburgh, Pennsylvania, General Obligation Bonds, Series   3/12 at 100.00       AAA   3,712,730
              2002A, 5.000%, 9/01/12 - AMBAC Insured

       8,170 Southcentral Pennsylvania General Authority, County            No Opt. Call       AAA   8,725,560
              Guaranteed Revenue Bonds, Series 2001, 4.500%, 6/01/31
              (Mandatory put 12/01/08) - AMBAC Insured

      15,280 State Public School Building Authority, Pennsylvania, Lease  6/13 at 100.00       AAA  15,786,532
              Revenue Bonds, Philadelphia School District Project,
              Series 2003, 5.250%, 6/01/25 - FSA Insured

       1,500 Westmoreland County Municipal Authority, Pennsylvania,         No Opt. Call       AAA   1,378,215
              Municipal Service Revenue Bonds, Series 1995A, 0.000%,
              8/15/07 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Puerto Rico - 4.0%

      11,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement   7/10 at 100.00       AAA  12,741,410
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

      10,000 Puerto Rico, General Obligation Bonds, Series 2004A,           No Opt. Call        A-  10,545,100
              5.000%, 7/01/30 (WI, settling 5/18/04) (Mandatory put
              7/01/12)

      10,000 Puerto Rico, General Obligation Refunding Bonds, Series        No Opt. Call       AAA  11,258,500
              2002, 5.500%, 7/01/12 - FGIC Insured

       5,280 Puerto Rico Highway and Transportation Authority, Highway      No Opt. Call       AAA   6,307,118
              Revenue Bonds, Series 1996Z, 6.250%, 7/01/15 - MBIA Insured

       4,000 Puerto Rico Highway and Transportation Authority,              No Opt. Call       AAA   4,513,120
              Transportation Revenue Bonds, Series 1998A, 5.500%,
              7/01/14 - AMBAC Insured

       3,250 Puerto Rico Highway and Transportation Authority,              No Opt. Call       AAA   3,663,498
              Subordinate Lien Transportation Revenue Bonds, Series
              2003, 5.500%, 7/01/13 - FGIC Insured

      10,000 Puerto Rico Public Buildings Authority, Guaranteed             No Opt. Call       AAA  11,304,600
              Government Facilities Revenue Bonds, Series 2003H, 5.500%,
              7/01/16 - AMBAC Insured

----
55

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Puerto Rico (continued)

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2002II:
    $  4,200  5.375%, 7/01/19 - MBIA Insured                               7/12 at 101.00       AAA $ 4,587,744
       5,000  5.000%, 7/01/20 - MBIA Insured                               7/12 at 101.00       AAA   5,229,800

      10,215 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA  11,547,649
              Series 2002LL, 5.500%, 7/01/16 - MBIA Insured

             Puerto Rico Housing Finance Authority, Capital Fund Program
             Revenue Bonds, Series 2003:
      12,610  5.000%, 12/01/11                                               No Opt. Call     AA***  13,672,266
       1,935  5.000%, 12/01/12                                               No Opt. Call     AA***   2,080,783
      11,695  5.000%, 12/01/17                                            12/13 at 100.00     AA***  12,196,716
---------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.1%

       2,895 Rhode Island Tobacco Settlement Financing Corporation,        6/12 at 100.00       BBB   2,697,445
              Tobacco Settlement Asset-Backed Bonds, Series 2002A,
              6.000%, 6/01/23
---------------------------------------------------------------------------------------------------------------
             South Carolina - 0.7%

             Charleston County Airport District, South Carolina, Airport
             System Revenue Bonds, Series 2004:
       1,410  4.000%, 7/01/08 - XLCA Insured                                 No Opt. Call       AAA   1,472,435
       1,535  5.000%, 7/01/10 - XLCA Insured                                 No Opt. Call       AAA   1,660,363
       1,620  5.000%, 7/01/11 - XLCA Insured                                 No Opt. Call       AAA   1,745,663
       1,840  5.000%, 7/01/14 - XLCA Insured                                 No Opt. Call       AAA   1,953,657

       4,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-   4,091,960
              Installment Purchase Revenue Bonds, Series 2002, 5.500%,
              12/01/28

       5,000 Lexington County Health Service District, South Carolina,    11/13 at 100.00         A   5,095,200
              Hospital Revenue Refunding and Improvement Bonds, Series
              2003, 5.500%, 11/01/32

       3,600 South Carolina Public Service Authority, Revenue Bonds,       1/10 at 101.00       AAA   3,984,984
              Santee Cooper Electric System, Series 1999A, 5.500%,
              1/01/11 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             South Dakota - 0.1%

       4,000 South Dakota Health and Educational Facilities Authority,    11/11 at 101.00        A+   4,011,800
              Revenue Bonds, Sioux Valley Hospitals and Health System,
              Series 2001E, 5.375%, 11/01/24
---------------------------------------------------------------------------------------------------------------
             Tennessee - 1.3%

         500 Memphis-Shelby County Airport Authority, Tennessee, Special     No Opt. Call       BBB     531,560
              Facilities Revenue Refunding Bonds, FedEx Inc., Series
              1997, 5.350%, 9/01/12

             Memphis, Tennessee, Subordinate Lien Electric System
             Revenue Bonds, Series 2003A:
       3,000  5.000%, 12/01/09 - MBIA Insured                                No Opt. Call       AAA   3,269,490
      30,000  5.000%, 12/01/15 - MBIA Insured                             12/13 at 100.00       AAA  31,791,600
---------------------------------------------------------------------------------------------------------------
             Texas - 5.9%

       5,000 Austin, Texas, Airport System Prior Lien Revenue Bonds,      11/13 at 100.00       AAA   5,330,150
              Series 2003, 5.250%, 11/15/16 - MBIA Insured

       8,800 Austin, Texas, Electric Utility System Revenue Refunding      5/13 at 100.00       AAA   9,242,288
              Bonds, Series 2003, 5.250%, 11/15/20 - MBIA Insured

       2,000 Austin, Texas, Combined Utility System Revenue Refunding     11/06 at 100.00       AAA   2,132,380
              Bonds, Series 1996B, 5.700%, 11/15/21 - MBIA Insured

       6,585 Crowley Independent School District, Tarrant and Johnson      8/08 at 100.00       AAA   7,437,758
              Counties, Texas, General Obligation Bonds, Series 1997,
              6.500%, 8/01/23

       3,000 Goose Creek Consolidated Independent School District,           No Opt. Call       AAA   2,545,260
              Harris County, Texas, General Obligation Refunding Bonds,
              Series 1993, 0.000%, 2/15/09

      12,555 Harris County Health Facilities Development Corporation,      7/09 at 101.00       AAA  13,607,486
              Texas, Revenue Bonds, Christus Health, Series 1999A,
              5.625%, 7/01/12 - MBIA Insured

      25,900 Harris County, Texas, Toll Road Senior Lien Revenue           8/04 at 102.00       AAA  26,725,692
              Refunding Bonds, Series 1994, 5.300%, 8/15/13
              (Pre-refunded to 8/15/04) - AMBAC Insured

       7,000 Harris County Health Facilities Development Corporation,      8/04 at 100.00       AAA   7,034,930
              Texas, Hospital Revenue Bonds, St. Luke's Episcopal
              Hospital, Series 1991A, 6.750%, 2/15/21

----
56

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Texas (continued)

             Harris County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
             System, Series 2004A:
    $  3,290  5.000%, 12/01/09                                               No Opt. Call         A $ 3,548,364
       1,475  5.250%, 12/01/10                                               No Opt. Call         A   1,608,311
       1,000  5.250%, 12/01/11                                               No Opt. Call         A   1,083,720
       1,150  5.250%, 12/01/12                                               No Opt. Call         A   1,236,929
       1,000  5.250%, 12/01/13                                               No Opt. Call         A   1,070,620

             Houston, Texas, Water and Sewer System Junior Lien Revenue
             Forward Refunding Bonds, Series 2002B:
       6,000  5.750%, 12/01/15 - AMBAC Insured                            12/12 at 100.00       AAA   6,697,320
       5,385  5.750%, 12/01/16 - AMBAC Insured                            12/12 at 100.00       AAA   6,001,367

      10,000 Houston, Texas, Water and Sewer System Junior Lien Revenue   12/11 at 100.00       AAA  10,998,200
              Refunding Bonds, Series 2001A, 5.500%, 12/01/14 - FSA
              Insured

       4,515 Lower Colorado River Authority, Texas, Contract Revenue       5/13 at 100.00       AAA   4,817,731
              Refunding Bonds, Transmission Services Corporation, Series
              2003C, 5.250%, 5/15/17 - AMBAC Insured

             North Harris County Regional Water Authority, Texas, Senior
             Water Revenue Bonds, Series 2003:
       2,855  5.250%, 12/15/14 - FGIC Insured                             12/13 at 100.00       AAA   3,103,157
       3,465  5.250%, 12/15/17 - FGIC Insured                             12/13 at 100.00       AAA   3,709,352

       3,135 Northside Independent School District, Bexar County, Texas,   2/12 at 100.00       AAA   3,309,369
              General Obligation Refunding Bonds, Series 2002A, 5.250%,
              2/15/18

             Sam Rayburn Municipal Power Agency, Texas, Power Supply
             System Revenue Refunding Bonds, Series 2002A:
       8,615  6.000%, 10/01/16                                            10/12 at 100.00      Baa2   9,240,449
       9,450  6.000%, 10/01/21                                            10/12 at 100.00      Baa2   9,917,019

         535 Texas Department of Housing and Community Affairs,              No Opt. Call       AAA     569,887
              Multifamily Housing Revenue Bonds, NHP Foundation - Asmara
              Project, Series 1996A, 5.800%, 1/01/06

      16,500 Texas Water Development Board, Senior Lien State Revolving    7/04 at 102.00       AAA  16,939,065
              Fund Revenue Bonds, Series 1993, 5.250%, 7/15/15

       1,100 Tomball Hospital Authority, Texas, Hospital Revenue Bonds,      No Opt. Call      Baa2   1,161,314
              Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09
---------------------------------------------------------------------------------------------------------------
             Utah - 0.3%

       5,000 Intermountain Power Agency, Utah, Power Supply Revenue        7/07 at 102.00       AAA   5,504,350
              Refunding Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA
              Insured

       2,890 Intermountain Power Agency, Utah, Power Supply Revenue        7/04 at 101.00     A+***   2,957,395
              Refunding Bonds, Series 1993A, 5.500%, 7/01/13

         470 Layton City, Utah, Industrial Development Revenue Bonds,      6/04 at 100.00       N/R     277,300
              CDI Ltd. Project, K-Mart Guaranteed, Series 1980, 8.750%,
              6/01/05

         290 Salt Lake County, Utah, College Revenue Bonds, Westminster   10/07 at 101.00       BBB     306,449
              College, Series 1997, 5.200%, 10/01/09
---------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.0%

       1,000 Virgin Islands Water and Power Authority, Electric System     7/08 at 101.00       N/R   1,060,540
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09
---------------------------------------------------------------------------------------------------------------
             Virginia - 0.5%

         500 Pocahontas Parkway Association, Virginia, Route 895             No Opt. Call        BB     495,295
              Connector Toll Road Senior Lien Revenue Bonds, Series
              1998A, 5.250%, 8/15/07

         555 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3     597,852
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 5.375%, 10/15/11

      11,175 Virginia Housing Development Authority, Multifamily Housing   5/04 at 101.00       AA+  11,306,306
              Bonds, Series 1993C, 5.550%, 5/01/08
---------------------------------------------------------------------------------------------------------------
             Washington - 3.4%

       3,065 Chelan County Public Utility District 1, Washington, Rocky    7/04 at 100.00        AA   3,070,609
              Reach Hydroelectric System Revenue Bonds, Series 1968,
              5.125%, 7/01/23

----
57

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Washington (continued)

    $  2,710 Douglas County Public Utility District 1, Washington,           No Opt. Call     AA*** $ 2,636,559
              Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%,
              9/01/18

       5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/12 at 100.00       AAA   5,410,050
              Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
              MBIA Insured

       5,000 Pierce County School District 10, Tacoma, Washington,        12/13 at 100.00       AAA   5,226,400
              General Obligation Bonds, Series 2003, 5.000%, 12/01/17 -
              FGIC Insured

       6,045 Seattle, Washington, Municipal Light and Power Revenue       11/13 at 100.00       AAA   6,496,441
              Bonds, Series 2003, 5.250%, 11/01/16 - FSA Insured

       2,180 Snohomish County, Washington, General Obligation Bonds,         No Opt. Call        AA   2,349,190
              Series 2003, 5.000%, 12/01/12

       6,085 Snohomish County School District 15, Washington, General        No Opt. Call       AAA   6,534,316
              Obligation Refunding Bonds, Edmonds School, Series 2003A,
              5.000%, 12/01/12 - FSA Insured

       3,345 Tacoma, Washington, Water Revenue Bonds, Series 2003,           No Opt. Call       AAA   3,612,199
              5.000%, 12/01/12 - FSA Insured

       6,960 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB   6,661,346
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

       4,725 Washington, General Obligation Refunding Bonds, Series        1/12 at 100.00       AAA   4,881,161
              R-2003A, 5.000%, 1/01/18 - MBIA Insured

       2,205 Washington, General Obligation Bonds, Series 2003A, 5.000%,   7/13 at 100.00       AAA   2,333,662
              7/01/15 - FGIC Insured

             Washington State Public Power Supply System, Nuclear
             Project 1 Revenue Refunding Bonds, Series 1993A:
       1,650  7.000%, 7/01/07                                                No Opt. Call       Aaa   1,875,093
      12,610  7.000%, 7/01/07                                                No Opt. Call       Aaa  14,417,265

       5,000 Washington State Public Power Supply System, Nuclear            No Opt. Call       Aaa   6,245,950
              Project 1 Revenue Refunding Bonds, Series 1989B, 7.125%,
              7/01/16

       7,805 Washington State Public Power Supply System, Nuclear            No Opt. Call       Aaa   9,209,354
              Project 1 Revenue Refunding Bonds, Series 1993B, 7.000%,
              7/01/09

      10,500 Washington State Public Power Supply System, Nuclear          7/06 at 102.00       AAA  11,471,250
              Project 1 Revenue Refunding Bonds, Series 1996A, 5.750%,
              7/01/11 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Wisconsin - 4.2%

       3,470 Wisconsin Housing and Economic Development Authority,           No Opt. Call     AA***   3,862,804
              Insured Mortgage Revenue Refunding Bonds, Series 1977A,
              5.800%, 6/01/17

      10,000 Wisconsin Housing and Economic Development Authority, Home    9/08 at 101.50        AA  10,159,400
              Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27
              (Alternative Minimum Tax)

       3,545 Wisconsin Housing and Economic Development Authority, Home    9/11 at 100.00        AA   3,649,755
              Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18
              (Alternative Minimum Tax)

      30,325 Wisconsin Housing and Economic Development Authority,         6/04 at 102.00        AA  30,962,735
              Housing Revenue Bonds, Series 1993C, 5.800%, 11/01/13

       4,060 Wisconsin Health and Educational Facilities Authority,       10/04 at 102.00       AAA   4,207,662
              Revenue Bonds, Froedtert Memorial Lutheran Hospital Inc.,
              Series 1994, 5.875%, 10/01/13 - MBIA Insured

      31,000 Wisconsin Health and Educational Facilities Authority,        5/06 at 102.00       AAA  32,504,740
              Revenue Bonds, Aurora Medical Group Inc., Series 1996,
              5.750%, 11/15/25 - FSA Insured

      15,000 Wisconsin Health and Educational Facilities Authority,        8/07 at 102.00       AAA  15,135,900
              Revenue Bonds, Aurora Health Care Inc., Series 1997,
              5.250%, 8/15/27 - MBIA Insured

         750 Wisconsin Health and Educational Facilities Authority,       10/07 at 101.00       BBB     780,083
              Revenue Bonds, Carroll College Project, Series 1998,
              5.000%, 10/01/09

       6,920 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA   7,804,999
              Revenue Bonds, Meriter Hospital Inc., Series 1992A,
              6.000%, 12/01/22 - FGIC Insured

       4,552 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA   5,047,383
              Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003,
              5.625%, 2/15/13 - AMBAC Insured

----
58

   Principal                                                                  Optional Call                   Market
Amount (000) Description                                                        Provisions* Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
             Wyoming - 0.2%

  $    5,600 Wyoming Building Corporation, Revenue Bonds, Series 1998,      10/08 at 101.00       AAA $    5,797,624
              5.000%, 10/01/18 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------

  $2,555,552 Total Long-Term Investments (cost $2,611,288,557) - 98.5%                                 2,666,608,894
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.1%

       2,110 New York City, New York, General Obligation Bonds, Variable                          A-1      2,110,000
              Rate Demand Obligations, Series 2002A-7, 1.050%, 11/01/24 -
              AMBAC Insured +
--------------------------------------------------------------------------------------------------------------------
  $    2,110 Total Short-Term Investments (cost $2,110,000) - 0.1%                                         2,110,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $2,613,398,557) - 98.6%                                           2,668,718,894
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                         39,188,412
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $2,707,907,306
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
59

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
April 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Alabama - 2.1%
    $  3,815 Alabama 21st Century Authority, Tobacco Settlement Revenue   12/11 at 101.00        A- $ 3,902,554
              Bonds, Series 2001, 5.500%, 12/01/12
       4,100 Colbert County-Northwest Health Care Authority, Alabama,        No Opt. Call      Baa3   4,252,069
              Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%,
              6/01/09
       5,280 Cullman Medical Park South, Alabama, Revenue Refunding        8/04 at 101.00      Baa2   5,320,181
              Bonds, Cullman Regional Medical Center, Series 1993A,
              6.500%, 2/15/13
       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA   5,659,400
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded to 2/01/09) - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Alaska - 0.1%
       1,250 Alaska Student Loan Corporation, Student Loan Revenue           No Opt. Call       AAA   1,325,813
              Bonds, Series 1997A, 5.200%, 7/01/06 (Alternative Minimum
              Tax) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Arizona - 1.1%
       2,380 Arizona Educational Loan Marketing Corporation, Senior Lien     No Opt. Call       AAA   2,403,990
              Educational Loan Revenue Bonds, Series 2003A-3, 3.700%,
              3/01/09 (Alternative Minimum Tax)
       5,000 Arizona State University, Certificates of Participation,        No Opt. Call       AAA   5,464,100
              Series 2004, 5.000%, 7/01/09 - MBIA Insured
       2,000 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB   2,047,840
              Solid Waste Disposal Revenue Bonds, Waste Management, Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
---------------------------------------------------------------------------------------------------------------
             Arkansas - 0.9%
         715 Arkansas Development Finance Authority, FHA-Insured or VA     8/04 at 100.00        AA     721,928
              Guaranteed Single Family Mortgage Refunding Loans, Series
              1991A, 8.000%, 8/15/11
       2,000 Little Rock, Arkansas, General Obligation Bonds, Series         No Opt. Call       AAA   2,080,120
             2004, 4.000%, 4/01/09 - FSA Insured
             Sebastian County Health Facilities Board, Arkansas,
             Hospital Revenue Improvement Bonds, Sparks Regional Medical
             Center, Series 2001A:
       1,620  5.500%, 11/01/11                                               No Opt. Call      Baa1   1,738,487
       3,415  5.500%, 11/01/12                                            11/11 at 101.00      Baa1   3,654,562
---------------------------------------------------------------------------------------------------------------
             California - 9.3%
      11,750 California Higher Education Loan Authority, Subordinate         No Opt. Call        A2  12,198,497
              Student Loan Revenue Refunding Bonds, Series 1994D,
              6.500%, 6/01/05 (Alternative Minimum Tax)
             California, Various Purpose General Obligation Bonds,
             Series 1992:
      10,000  6.400%, 9/01/07                                                No Opt. Call      Baa1  11,124,700
      10,000  6.250%, 9/01/12 - MBIA Insured                                 No Opt. Call       AAA  11,494,600
       5,000 California, General Obligation Bonds, Series 2004, 5.000%,      No Opt. Call      Baa1   5,328,900
              4/01/10
             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       1,000  5.500%, 5/01/06                                                No Opt. Call        A3   1,061,780
       5,000  5.500%, 5/01/07                                                No Opt. Call        A3   5,389,950
       3,000  5.500%, 5/01/08                                                No Opt. Call        A3   3,265,320
       3,000 California Statewide Community Development Authority,         7/08 at 101.00       BBB   3,161,010
              Revenue Refunding Bonds, Irvine Apartment Communities
              Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put
              5/15/08)
       5,000 California Statewide Community Development Authority,           No Opt. Call      BBB+   5,263,800
              Multifamily Housing Refunding Bonds, Archstone Communities
              Trust, Archstone Oakridge Apartments, Series 1999E,
              5.300%, 6/01/29 (Mandatory put 6/01/08)
      15,000 California Statewide Community Development Authority,           No Opt. Call       A-1  14,579,850
              Revenue Bonds, Kaiser Permanente System, Series 2004H,
              2.625%, 4/01/34 (Mandatory put 5/01/08)
         895 Long Beach, California, Revenue Bonds, Aquarium of the          No Opt. Call       AAA     920,284
              Pacific Project, Series 1995A, 5.750%, 7/01/05
         500 Sacramento Cogeneration Authority, California, Cogeneration     No Opt. Call       BBB     504,455
              Project Revenue Bonds, Proctor and Gamble, Series 1995,
              7.000%, 7/01/04
       6,340 San Bernardino County Transportation Authority, California,   9/04 at 100.00       AAA   7,092,051
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured
         650 Taft Public Financing Authority, California, Lease Revenue      No Opt. Call      Baa1     673,602
              Bonds, Community Correctional Facility Acquisition,
              Series 1997A, 5.500%, 1/01/06

----
60

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Colorado - 2.8%

    $  9,000 Arapahoe County Capital Improvement Trust Fund, Colorado,      8/05 at 95.92       AAA $8,457,570
              Senior Revenue Bonds, Highway E-470 Project, Series 1986C,
              0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       5,000 Central Platte Valley Metropolitan District, Colorado,          No Opt. Call      A-1+  5,263,500
              General Obligation Refunding Bonds, Series 2001A, 5.000%,
              12/01/31 (Mandatory put 12/01/09)

         470 Colorado Health Facilities Authority, Revenue Bonds,            No Opt. Call      BBB+    479,579
              Covenant Retirement Communities, Inc., Series 1995,
              5.650%, 12/01/04

             Colorado Health Facilities Authority, Revenue Bonds,
             Parkview Medical Center, Inc. Project, Series 2001:
         660  5.300%, 9/01/07                                                No Opt. Call      Baa1    705,982
         690  5.400%, 9/01/08                                                No Opt. Call      Baa1    741,653
         830  5.500%, 9/01/09                                                No Opt. Call      Baa1    895,778

       2,975 Denver City and County, Colorado, Airport System Revenue        No Opt. Call       AAA  3,044,526
              Bonds, Series 1996B, 5.750%, 11/15/04 (Alternative Minimum
              Tax) - MBIA Insured

       5,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 101.00       AAA  5,357,100
              Bonds, Series 1996C, 5.375%, 11/15/07 (Alternative Minimum
              Tax) - MBIA Insured

         335 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R    336,052
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Connecticut - 0.6%

         695 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1    684,492
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

             Connecticut Development Authority, First Mortgage Gross
             Revenue Healthcare Refunding Bonds, Church Homes, Inc. -
             Congregational Avery Heights Project, Series 1997:
         900  5.200%, 4/01/05                                                No Opt. Call      BBB-    906,822
         935  5.300%, 4/01/06                                                No Opt. Call      BBB-    945,986

       3,000 Stamford Housing Authority, Connecticut, Multifamily            No Opt. Call      BBB+  3,144,570
              Housing Revenue Bonds, Fairfield Apartments, Series 1998,
              4.750%, 12/01/28 (Alternative Minimum Tax) (Mandatory put
              12/01/08)
--------------------------------------------------------------------------------------------------------------
             Delaware - 0.5%

       2,000 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1  2,104,920
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)

       2,155 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1  2,261,629
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000D, 5.650%, 7/01/28 (Alternative Minimum Tax)
              (Mandatory put 7/01/10)
--------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.8%

       7,090 District of Columbia Tobacco Settlement Corporation,            No Opt. Call       BBB  7,164,658
              Tobacco Settlement Asset-Backed Bonds, Series 2001,
              6.000%, 5/15/11
--------------------------------------------------------------------------------------------------------------
             Florida - 3.6%

       1,970 Dade County, Florida, Resource Recovery Facility Revenue        No Opt. Call       AAA  2,139,814
              Refunding Bonds, Series 1996, 6.000%, 10/01/06
              (Alternative Minimum Tax) - AMBAC Insured

       1,860 FSU Financial Assistance, Inc., Florida, General Revenue        No Opt. Call       AAA  2,032,589
              Bonds, Educational and Athletic Facilities Improvements,
              Series 2004, 5.000%, 10/01/09 - AMBAC Insured

       8,000 Florida Department of Environmental Protection,                 No Opt. Call       AAA  9,257,520
              Preservation 2000 Revenue Bonds, Series 1998A,
              6.000%, 7/01/13 - FSA Insured

       5,000 Hillsborough County Aviation Authority, Florida, Revenue        No Opt. Call       AAA  5,424,550
              Bonds, Tampa International Airport, Series 2003A,
              5.250%, 10/01/09 (Alternative Minimum Tax) - MBIA Insured

       1,650 Hillsborough County Industrial Development Authority,           No Opt. Call      Baa1  1,729,118
              Florida, Hospital Revenue Refunding Bonds, Tampa General
              Hospital, Series 2003A, 5.000%, 10/01/13

             Kissimmee Utility Authority, Florida, Electric System
             Revenue Refunding Bonds, Series 2003:
       1,750  5.000%, 10/01/07 - FSA Insured                                 No Opt. Call       Aaa  1,899,975
       3,635  5.000%, 10/01/08 - FSA Insured                                 No Opt. Call       Aaa  3,975,454

----
61

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Florida (continued)

    $  4,940 Polk County Housing Finance Authority, Florida, FNMA         7/05 at 101.00       AAA $5,145,455
              Collateralized Multifamily Housing Revenue Bonds, Winter
              Oaks Apartments, Series 1997A, 5.250%, 7/01/22 (Mandatory
              put 7/01/07)

         465 Sanford Airport Authority, Florida, Industrial Development     No Opt. Call       N/R    464,907
              Revenue Bonds, Central Florida Terminals, Inc.,
              Series 1995A, 7.300%, 5/01/04 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------
             Georgia - 0.6%

       3,000 Atlanta, Georgia, Airport Facilities Revenue Refunding         No Opt. Call       AAA  3,220,710
              Bonds, Series 1996, 6.500%, 1/01/06 - AMBAC Insured

       2,390 Fulton-DeKalb Hospital Authority, Georgia, Revenue             No Opt. Call       AAA  2,551,277
              Refunding Certificates, Series 2003, 5.000%, 1/01/07 - FSA
              Insured
-------------------------------------------------------------------------------------------------------------
             Illinois - 3.7%

         350 Channahon, Illinois, Revenue Refunding Bonds, Morris           No Opt. Call      BBB+    355,610
              Hospital, Series 1999, 5.000%, 12/01/04

       4,275 Chicago Housing Authority, Illinois, Revenue Bonds, Capital    No Opt. Call     AA***  4,599,772
              Fund Program, Series 2001, 5.000%, 7/01/08

       5,000 Chicago, Illinois, Special Facility Revenue Bonds, O'Hare      No Opt. Call       N/R  2,043,750
              International Airport, United Air Lines, Inc. Project,
              Series 2001A, 5.800%, 11/01/35 (Alternative Minimum Tax)
              (Mandatory put 5/01/07) #

             Chicago Public Building Commission, Illinois, General
             Obligation Lease Bonds, Chicago Transit Authority, Series
             2003:
       1,000  5.000%, 3/01/07 - AMBAC Insured                               No Opt. Call       AAA  1,071,380
       2,000  5.000%, 3/01/08 - AMBAC Insured                               No Opt. Call       AAA  2,163,600

       7,500 Granite City, Illinois, Waste Disposal Revenue Bonds, Waste    No Opt. Call       BBB  7,686,600
              Management, Inc. Project, Series 2002, 5.000%, 5/01/27
              (Alternative Minimum Tax) (Mandatory put 5/01/05)

             Illinois Development Finance Authority, Revenue Refunding
             Bonds, East St. Louis Project, Series 2003:
       1,135  5.000%, 11/15/11 - XLCA Insured                               No Opt. Call       AAA  1,222,020
       1,030  5.000%, 11/15/12 - XLCA Insured                               No Opt. Call       AAA  1,099,968

             Illinois Finance Authority, Revenue Bonds, OSF Healthcare
             System, Series 2004:
       1,785  5.250%, 11/15/09 (WI, settling 5/12/04)                       No Opt. Call         A  1,933,601
       2,540  5.250%, 11/15/10 (WI, settling 5/12/04)                       No Opt. Call         A  2,747,086

       1,500 Illinois Health Facilities Authority, Revenue Bonds, Sarah     No Opt. Call         A  1,588,350
              Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/06

       2,000 Illinois Health Facilities Authority, Revenue Bonds, Loyola    No Opt. Call      Baa1  2,163,060
              University Health System, Series 2001A, 5.750%, 7/01/11

       1,350 Illinois, General Obligation Bonds, Illinois FIRST Program,    No Opt. Call        AA  1,461,996
              Series 2002, 5.000%, 10/01/07

       3,000 Illinois, Sales Tax Revenue Bonds, First Series 2002,          No Opt. Call       AAA  3,261,300
              5.000%, 6/15/08
-------------------------------------------------------------------------------------------------------------
             Indiana - 1.8%

       4,000 Avon Community School Building Corporation, Hendricks        7/04 at 101.00       AAA  4,069,160
              County, Indiana, First Mortgage Bonds, Series 1994,
              5.500%, 1/01/16 (Pre-refunded to 7/01/04) - MBIA Insured

             Goshen, Indiana, Revenue Refunding Bonds, Greencroft
             Obligation Group, Series 1998:
         715  5.150%, 8/15/05                                               No Opt. Call       N/R    721,006
         790  5.250%, 8/15/07                                               No Opt. Call       N/R    795,506
         680  5.300%, 8/15/08                                               No Opt. Call       N/R    683,618
         775  5.350%, 8/15/09                                             8/08 at 101.00       N/R    773,876

       4,150 Rockport, Indiana, Pollution Control Revenue Refunding         No Opt. Call       BBB  4,274,293
              Bonds, Indiana and Michigan Power Company, Series 2002A,
              4.900%, 6/01/25 (Mandatory put 6/01/07)

       5,000 Sullivan, Indiana, Pollution Control Revenue Refunding       5/04 at 101.00       BBB  5,057,550
              Bonds, Indiana and Michigan Power Company, Series 1993C,
              5.950%, 5/01/09
-------------------------------------------------------------------------------------------------------------
             Iowa - 0.6%

       2,200 Council Bluffs, Iowa, Industrial Revenue Bonds, Cargill,       No Opt. Call        A+  2,159,762
              Inc., Series 2004, 2.250%, 3/01/07

             Iowa Tobacco Settlement Authority, Tobacco Settlement
             Asset-Backed Revenue Bonds, Series 2001B:
       1,955  5.500%, 6/01/11                                               No Opt. Call       BBB  1,916,213
       1,025  5.500%, 6/01/12                                             6/11 at 101.00       BBB    988,356

----
62

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Kansas - 0.8%

    $  5,000 Burlington, Kansas, Environmental Improvement Revenue          No Opt. Call        A3 $ 5,262,300
              Bonds, Kansas City Power and Light Company Project, Series
              1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

       2,000 Burlington, Kansas, Environmental Improvement Revenue          No Opt. Call        A3   2,104,920
              Refunding Bonds, Kansas City Power and Light Company,
              Series 1998B, 4.750%, 9/01/15 (Mandatory put 10/01/07)
--------------------------------------------------------------------------------------------------------------
             Kentucky - 3.3%

       8,500 Ashland, Kentucky, Pollution Control Revenue Refunding         No Opt. Call      Baa2   9,101,290
              Bonds, Ashland Oil, Inc. Project, Series 1999, 5.700%,
              11/01/09

       3,180 Christian County, Kentucky, Hospital Revenue Refunding         No Opt. Call        A-   3,379,768
              Bonds, Jennie Stuart Medical Center, Series 1997A, 5.500%,
              7/01/06

       2,500 Jessamine County School District Finance Corporation,        6/04 at 102.00    Aa3***   2,560,675
              Kentucky, School Building Revenue Bonds, Series 1994,
              6.125%, 6/01/19 (Pre-refunded to 6/01/04)

       5,285 Kenton County Airport Board, Kentucky, Airport Revenue         No Opt. Call       AAA   5,774,232
              Refunding Bonds, Cincinnati/Northern Kentucky
              International Airport, Series 2002A, 5.625%, 3/01/09
              (Alternative Minimum Tax) - MBIA Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare, Inc. Project, Series 1997:
       2,670  5.300%, 10/01/05                                              No Opt. Call       BB-   2,687,969
       1,315  5.400%, 10/01/06                                              No Opt. Call       BB-   1,325,836

       1,000 Kentucky Turnpike Authority, Road Resource Recovery Revenue    No Opt. Call       Aa3   1,054,020
              Refunding Bonds, Series 1985A, 9.625%, 7/01/05

       2,305 Louisville and Jefferson County Regional Airport Authority,    No Opt. Call       AAA   2,484,652
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.500%, 7/01/12 (Alternative Minimum Tax) - FSA Insured

       1,430 Louisville and Jefferson County Regional Airport Authority,    No Opt. Call      Baa3   1,375,260
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.000%, 3/01/09
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

       4,950 St. Charles Parish, Louisiana, Pollution Control Revenue       No Opt. Call      BBB-   5,052,713
              Refunding Bonds, Entergy Louisiana, Inc., Series 1999A,
              4.900%, 6/01/30 (Mandatory put 6/01/05)
--------------------------------------------------------------------------------------------------------------
             Maine - 0.1%

         845 Maine Educational Loan Marketing Corporation, Student Loan   5/04 at 100.00        A2     847,383
              Revenue Refunding Bonds, Subordinate Series 1992A-2,
              6.600%, 5/01/05 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Maryland - 0.5%

       1,000 Maryland Energy Financing Administration, Solid Waste          No Opt. Call        A-   1,052,200
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 5.850%, 12/01/05 (Alternative
              Minimum Tax)

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Medstar Health, Series 2004:
         515  5.000%, 8/15/09                                               No Opt. Call       BBB     543,335
       1,755  5.000%, 8/15/10                                               No Opt. Call       BBB   1,843,101

       1,220 Maryland Health and Higher Educational Facilities              No Opt. Call         A   1,313,269
              Authority, Revenue Bonds, LifeBridge Health System, Series
              2004A, 5.000%, 7/01/09
--------------------------------------------------------------------------------------------------------------
             Massachusetts - 6.0%

       1,020 Massachusetts Education Loan Authority, Student Loan           No Opt. Call       AAA   1,026,701
              Revenue Bonds, Issue E, Series 1995, 5.700%, 7/01/04
              (Alternative Minimum Tax) - AMBAC Insured

             Massachusetts Educational Financing Authority, Educational
              Loan Revenue Bonds, Issue E, Series 1997B:
       1,100  5.250%, 7/01/06 (Alternative Minimum Tax) - AMBAC Insured     No Opt. Call       AAA   1,142,559
       1,555  5.350%, 7/01/07 (Alternative Minimum Tax) - AMBAC Insured   7/06 at 102.00       AAA   1,617,293

       9,250 Massachusetts, General Obligation Refunding Bonds,             No Opt. Call       Aa2  10,280,635
              Consolidated Loan, Series 2001C, 5.500%, 12/01/09

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2002E:
       5,000  5.250%, 1/01/06                                               No Opt. Call       Aa2   5,268,300
       8,015  5.500%, 1/01/08                                               No Opt. Call       Aa2   8,768,731

----
63

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

             Massachusetts Development Finance Agency, Resource Recovery
             Revenue Bonds, SEMass System, Series 2001A:
    $  5,000  5.500%, 1/01/10 - MBIA Insured                                No Opt. Call       AAA $5,516,700
       5,000  5.625%, 1/01/12 - MBIA Insured                                No Opt. Call       AAA  5,543,950

         700 Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AA-    755,580
              Revenue Bonds, Partners HealthCare System, Inc., Series
              1999B, 5.000%, 7/01/09

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Berkshire Health System, Series 2001E:
       1,270  5.250%, 10/01/09 - RAAI Insured                               No Opt. Call        AA  1,380,439
         545  5.250%, 10/01/10 - RAAI Insured                               No Opt. Call        AA    591,238
       1,625  5.000%, 10/01/11 - RAAI Insured                               No Opt. Call        AA  1,727,099

             Massachusetts Industrial Finance Agency, Resource Recovery
             Remarketed Revenue Refunding Bonds, Ogden Haverhill
             Project, Series 1992A:
       2,000  4.850%, 12/01/05                                              No Opt. Call       BBB  2,018,020
       2,970  4.950%, 12/01/06                                              No Opt. Call       BBB  2,994,235

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,745  5.150%, 12/01/07 (Alternative Minimum Tax)                    No Opt. Call       BBB  1,746,047
       2,500  5.200%, 12/01/08 (Alternative Minimum Tax)                    No Opt. Call       BBB  2,491,825
-------------------------------------------------------------------------------------------------------------
             Michigan - 2.8%

       2,980 Detroit, Michigan, Convention Facility Limited Tax Revenue     No Opt. Call       AAA  3,203,381
              Refunding Bonds, Cobo Hall Expansion Project, Series 1993,
              5.250%, 9/30/06 - FSA Insured

       2,005 Eastern Michigan University, General Revenue Refunding         No Opt. Call       AAA  2,209,771
              Bonds, Series 2002A, 5.800%, 6/01/07 - FGIC Insured

       2,000 Kent Hospital Finance Authority, Michigan, Revenue Bonds,    7/11 at 101.00        AA  2,172,440
              Spectrum Health, Series 2001A, 5.500%, 1/15/12

       4,500 Michigan State Building Authority, Revenue Refunding Bonds,    No Opt. Call       AAA  4,876,515
              Facilities Program, Series 2003-II, 5.000%, 10/15/07 -
              MBIA Insured

       1,664 Michigan State Hospital Finance Authority, Collateralized      No Opt. Call      Baa2  1,672,603
              Loan, Detroit Medical Center, Series 2001, 7.360%, 3/01/07

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Henry Ford Health System, Series 2003A:
       2,000  5.000%, 3/01/09                                               No Opt. Call        A1  2,121,520
       3,000  5.500%, 3/01/13                                               No Opt. Call        A1  3,188,430

             Michigan Housing Development Authority, Rental Housing
             Revenue Bonds, Series 1995B:
       3,085  5.450%, 4/01/05 - MBIA Insured                                No Opt. Call       AAA  3,182,332
       2,000  5.450%, 10/01/05 - MBIA Insured                             6/05 at 102.00       AAA  2,095,220
-------------------------------------------------------------------------------------------------------------
             Mississippi - 1.0%

       5,000 Mississippi Higher Education Assistance Corporation,           No Opt. Call        A2  5,312,800
              Student Loan Revenue Bonds, Series 2000B-3,
              5.450%, 3/01/10 (Alternative Minimum Tax)

       1,000 Mississippi Hospital Equipment and Facilities Authority,       No Opt. Call       AAA  1,000,110
              Revenue Refunding Bonds, Mississippi Baptist Medical
              Center, Series 1995, 5.400%, 5/01/04 - MBIA Insured

       2,660 Mississippi Hospital Equipment and Facilities Authority,       No Opt. Call      BBB+  2,725,862
              Revenue Refunding Bonds, Southwest Regional Medical
              Center, Series 2003, 5.000%, 4/01/13
-------------------------------------------------------------------------------------------------------------
             Missouri - 0.8%

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lutheran Senior Services, Series 1997:
         600  5.300%, 2/01/05                                               No Opt. Call       N/R    613,476
         600  5.400%, 2/01/06                                               No Opt. Call       N/R    627,756
         700  5.500%, 2/01/07                                               No Opt. Call       N/R    746,522

----
64

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Missouri (continued)

    $  4,000 St. Louis County Industrial Development Authority,             No Opt. Call        A3 $4,039,360
              Missouri, Multifamily Housing Revenue Refunding Bonds,
              Equity Residential - Pinetree Apartments, Series 1999A,
              5.200%, 11/15/29 (Mandatory put 11/15/04)

       1,000 St. Louis, Missouri, Airport Revenue Bonds, Capital            No Opt. Call       AAA  1,113,230
              Improvement Program, Lambert-St. Louis International
              Airport, Series 1997B, 6.000%, 7/01/10 (Alternative
              Minimum Tax) - FGIC Insured
-------------------------------------------------------------------------------------------------------------
             Montana - 0.4%

       3,000 Forsyth, Rosebud County, Montana, Pollution Control Revenue    No Opt. Call      BBB+  3,147,480
              Refunding Bonds, Portland General Electric Company, Series
              1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)
-------------------------------------------------------------------------------------------------------------
             Nebraska - 1.2%

             Douglas County Hospital Authority 2, Nebraska, Health
             Facilities Revenue Bonds, Nebraska Medical Center, Series
             2003:
       1,330  5.000%, 11/15/07                                              No Opt. Call        A2  1,441,215
       1,725  5.000%, 11/15/08                                              No Opt. Call        A2  1,866,174
       2,540  5.000%, 11/15/09                                              No Opt. Call        A2  2,742,336

       5,000 Energy America, Nebraska, Natural Gas Revenue Bonds,           No Opt. Call       N/R  4,617,800
              Nebraska Public Gas Agency Project, Series 1998B, 5.450%,
              4/15/08
-------------------------------------------------------------------------------------------------------------
             Nevada - 0.7%

             Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe
             Hospital Project, Series 2002:
         455  5.250%, 9/01/06                                               No Opt. Call      BBB+    478,765
         670  5.500%, 9/01/07                                               No Opt. Call      BBB+    718,253
         610  5.500%, 9/01/08                                               No Opt. Call      BBB+    652,523
         685  5.500%, 9/01/09                                               No Opt. Call      BBB+    731,792
         535  5.750%, 9/01/10                                               No Opt. Call      BBB+    577,345
         970  6.000%, 9/01/13                                             9/12 at 101.00      BBB+  1,047,464

       2,000 Las Vegas Convention and Visitors Authority, Nevada,           No Opt. Call       AAA  2,225,020
              Revenue Bonds, Series 1999, 5.500%, 7/01/09 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------
             New Jersey - 2.4%

             New Jersey Higher Education Assistance Authority, Student
             Loan Revenue Bonds, Series 2000A:
       3,935  5.750%, 6/01/09 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  4,130,137
       3,525  5.800%, 6/01/10 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  3,703,471
       3,885  5.900%, 6/01/11 (Alternative Minimum Tax) - MBIA Insured    6/10 at 101.00       AAA  4,088,924

         715 New Jersey Economic Development Authority, Insured Revenue     No Opt. Call       AAA    745,295
              Bonds, Educational Testing Service, Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

       1,155 New Jersey Educational Facilities Authority, Revenue Bonds,    No Opt. Call         A  1,239,465
              Fairleigh Dickinson University, Series 2002D, 5.000%,
              7/01/08 - ACA Insured

       1,000 New Jersey Highway Authority, Senior Revenue Refunding         No Opt. Call       AAA  1,071,770
              Bonds, Series 2001, 5.000%, 1/01/07 - FGIC Insured

       3,490 New Jersey Transportation Trust Fund Authority,                No Opt. Call       AA-  3,794,782
              Transportation System Bonds, Series 2003C, 5.000%, 6/15/09

       2,625 North Hudson Sewer Authority, New Jersey, Sewer Revenue        No Opt. Call       Aaa  2,844,476
              Refunding Bonds, Series 2002A, 5.000%, 8/01/12 - FGIC
              Insured
-------------------------------------------------------------------------------------------------------------
             New Mexico - 1.2%

       2,055 New Mexico Mortgage Finance Authority, FNMA Multifamily        No Opt. Call       Aaa  2,157,051
              Housing Revenue Refunding Bonds, Hunter's Ridge
              Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

       2,000 New Mexico Mortgage Finance Authority, FNMA Multifamily        No Opt. Call       Aaa  2,099,320
              Housing Revenue Refunding Bonds, Sombra del Oso
              Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,710  4.800%, 8/01/10                                               No Opt. Call       Aa3  2,851,245
       3,505  4.900%, 8/01/11                                               No Opt. Call       Aa3  3,671,768

----
65

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             New York - 15.1%

             Albany Housing Authority, Albany, New York, Limited
             Obligation Bonds, Series 1995:
     $   750  5.500%, 10/01/04                                               No Opt. Call        A3 $  762,150
       1,000  5.600%, 10/01/05                                               No Opt. Call        A3  1,048,750
         500  5.700%, 10/01/06                                            10/05 at 102.00        A3    531,445
         700  5.850%, 10/01/07                                            10/05 at 102.00        A3    740,236

         750 Jamestown, Chautauqua County, New York, Public Improvement      No Opt. Call      Baa3    782,978
              Serial Bonds, Series 1991A, 7.000%, 3/15/05

       5,525 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA  6,232,918
              General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 -
              FSA Insured

         500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A    531,030
              Series 1996G, 5.750%, 2/01/06

       2,800 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A  3,021,704
              Series 1996I, 6.500%, 3/15/06

       3,105 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call       AAA  3,392,616
              Series 1997G, 6.000%, 10/15/06 - FGIC Insured

       3,000 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A  3,030,870
              Series 1997H, 5.400%, 8/01/04

       2,805 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A  2,913,638
              Series 1997I, 5.625%, 4/15/05

       5,295 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A  5,785,794
             Series 1998D, 5.750%, 8/01/07
             New York City, New York, General Obligation Bonds, Fiscal
             Series 2003A:
       2,880  5.500%, 8/01/10                                                No Opt. Call         A  3,161,635
       2,000  5.000%, 8/01/10                                                No Opt. Call         A  2,140,260

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2003B:
       1,725  5.000%, 8/01/07                                                No Opt. Call         A  1,845,457
       5,000  5.500%, 8/01/12                                                No Opt. Call         A  5,433,800

       2,000 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AA-  2,102,460
              Bonds, State University Educational Facilities, Series
              1995A, 6.500%, 5/15/05

         635 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Ba3    614,947
              Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

             Dormitory Authority of the State of New York, Third General
             Resolution Consolidated Revenue Bonds, City University
             System, Series 1996-2:
       2,350  6.000%, 7/01/04                                                No Opt. Call    AA-***  2,369,153
         965  6.000%, 7/01/04                                                No Opt. Call       AA-    972,295

             Dormitory Authority of the State of New York, Revenue
             Bonds, Winthrop-South Nassau University Hospital
             Association, Series 2003A:
         985  5.500%, 7/01/12                                                No Opt. Call      Baa1  1,067,405
       1,040  5.500%, 7/01/13                                                No Opt. Call      Baa1  1,123,855

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities,
             Series 1990B:
       1,990  7.500%, 5/15/11                                                No Opt. Call    AA-***  2,428,198
       4,800  7.500%, 5/15/11                                                No Opt. Call       AA-  5,668,656

       3,550 New York State Energy Research and Development Authority,    10/05 at 100.00        A1  3,573,217
              Facilities Revenue Bonds, Consolidated Edison Company,
              Inc. Project, Series 2001A, 4.700%, 6/01/36 (Alternative
              Minimum Tax) (Mandatory put 10/01/12)

       5,000 New York State Housing Finance Agency, Revenue Refunding        No Opt. Call        A+  5,000,600
              Bonds, New York City Health Facilities, Series 1996A,
              5.875%, 5/01/04

       2,660 New York State Housing Finance Agency, Service Contract         No Opt. Call       AA-  2,778,796
              Revenue Bonds, Series 2003K, 4.000%, 9/15/08

             New York State Municipal Bond Bank Agency, Special School
             Purpose Revenue Bonds, Series 2003C:
       3,000  5.000%, 12/01/07                                               No Opt. Call        A+  3,224,700
       2,000  5.000%, 6/01/08                                                No Opt. Call        A+  2,148,320

       5,400 Dormitory Authority of the State of New York, Fifth General     No Opt. Call       AA-  5,843,394
              Resolution Consolidated Revenue Bonds, City University
              System, Series 2003A, 5.250%, 1/01/08

----
66

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             New York (continued)

    $  4,350 Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB- $ 4,376,927
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 5.750%, 7/01/13 (Optional put 7/01/05)

       4,630 New York State Urban Development Corporation, Revenue           No Opt. Call       AAA   5,424,045
              Bonds, Correctional Facilities, Series 1994A, 6.500%,
              1/01/11 - FSA Insured

       8,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-   8,799,120
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       1,500 Niagara County Industrial Development Authority, New York,   11/11 at 101.00      Baa1   1,567,875
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American REF-FUEL Company of Niagara LP, Series 2001B,
              5.550%, 11/15/24 (Alternative Minimum Tax) (Mandatory put
              11/15/13)

       2,600 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R   2,694,302
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

       3,035 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA   3,228,845
              Bonds, JFK International Air Terminal LLC, Sixth
              Series 1997, 6.000%, 12/01/05 (Alternative Minimum Tax) -
              MBIA Insured

       1,095 Suffolk County Industrial Development Agency, New York,         No Opt. Call       N/R   1,128,211
              Revenue Bonds, Nissequogue Cogeneration Partners Facility,
              Series 1998, 4.875%, 1/01/08 (Alternative Minimum Tax)

      12,265 Suffolk County Industrial Development Agency, New York,         No Opt. Call       AAA  13,858,346
              Resource Recovery Revenue Bonds, Huntington LP,
              Series 1999, 5.950%, 10/01/09 (Alternative Minimum Tax) -
              AMBAC Insured

       7,500 New York Tobacco Settlement Financing Corporation, Tobacco      No Opt. Call       AA-   7,734,150
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003A-1, 4.000%, 6/01/06

       3,750 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-   4,293,150
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10
---------------------------------------------------------------------------------------------------------------
             North Carolina - 2.2%

       4,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB   4,263,440
              Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12

       7,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB   7,496,370
              Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10

             North Carolina Municipal Power Agency 1, Catawba Electric
             Revenue Bonds, Series 2003A:
       3,000  5.000%, 1/01/05                                                No Opt. Call      BBB+   3,067,890
       4,500  5.500%, 1/01/11                                                No Opt. Call      BBB+   4,884,615
---------------------------------------------------------------------------------------------------------------
             Ohio - 4.6%

       3,155 Akron, Bath, and Copley Joint Township Hospital District,       No Opt. Call      Baa1   3,286,658
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System Project, Series 1998A, 5.000%, 11/15/08

       1,465 Cincinnati City School District, Hamilton County, Ohio,         No Opt. Call       AAA   1,467,842
              General Obligation Bonds, Series 2002, 3.500%, 6/01/04 -
              FSA Insured

             Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate
             Revenue Refunding Bonds, Rock and Roll Hall of Fame and
             Museum Project, Series 1997:
         750  5.350%, 12/01/04                                               No Opt. Call       N/R     767,273
         335  5.600%, 12/01/06                                               No Opt. Call       N/R     363,696

             Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland
             Clinic Health System, Series 2003A:
       3,000  5.500%, 1/01/11                                                No Opt. Call        A1   3,306,150
       2,000  5.500%, 1/01/12                                                No Opt. Call        A1   2,197,040

             Erie County, Ohio, Hospital Facilities Revenue Bonds,
             Firelands Regional Medical Center, Series 2002A:
       1,140  5.500%, 8/15/11                                                No Opt. Call         A   1,254,262
         845  5.500%, 8/15/12                                                No Opt. Call         A     924,903

         530 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+     562,510
              and Improvement Bonds, Upper Valley Medical Center,
              Series 1996C, 6.000%, 5/15/06

       4,900 Ohio, Higher Education Capital Facilities, Appropriation        No Opt. Call        AA   5,465,803
              Bonds, Series II-2001A, 5.500%, 12/01/08

       1,775 Ohio, General Obligation Bonds, Infrastructure                  No Opt. Call       AA+   1,934,377
              Improvements, Series 2002B, 5.000%, 3/01/09

       8,915 Ohio, General Obligation Refunding Bonds, Higher Education,     No Opt. Call       AA+   9,981,947
              Series 2002C, 5.500%, 11/01/12

----
67

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Ohio (continued)

    $  1,100 Ohio, Economic Development Revenue Bonds, Enterprise Bond      No Opt. Call       AA- $1,114,773
              Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10
              (Alternative Minimum Tax)

       5,060 Ohio Water Development Authority, Fresh Water Development      No Opt. Call       AAA  5,501,738
              Revenue Bonds, Series 2002, 5.000%, 12/01/07 - AMBAC
              Insured

             Sandusky County, Ohio, Hospital Facilities Revenue
             Refunding Bonds, Memorial Hospital, Series 1998:
       1,030  4.900%, 1/01/05                                               No Opt. Call      BBB-  1,038,116
         830  5.000%, 1/01/06                                               No Opt. Call      BBB-    842,558
         450  5.050%, 1/01/07                                               No Opt. Call      BBB-    457,943
         720  5.100%, 1/01/09                                             1/08 at 102.00      BBB-    727,992
-------------------------------------------------------------------------------------------------------------
             Oklahoma - 0.4%

       2,555 Oklahoma State Industries Authority, Hospital Revenue          No Opt. Call      BBB-  2,509,521
              Bonds, Deaconess Healthcare Corporation, Series 1997A,
              5.250%, 10/01/07

       1,500 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   6/07 at 100.00        B-  1,419,165
              Bonds, American Airlines, Inc., Series 2001A, 5.375%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/06)
-------------------------------------------------------------------------------------------------------------
             Oregon - 1.6%

       1,140 Crook County School District, Oregon, General Obligation       No Opt. Call       AAA  1,235,395
              Refunding Bonds, Series 2002, 5.000%, 2/01/08 - FSA Insured

             Oregon Department of Administrative Services, Refunding
             Certificates of Participation, Series 2002B:
       5,910  5.000%, 5/01/08 - MBIA Insured                                No Opt. Call       AAA  6,414,950
       1,250  5.000%, 5/01/09 - MBIA Insured                                No Opt. Call       AAA  1,360,975

             Portland, Oregon, Water System Revenue Bonds, Series 2004B:
       2,060  5.000%, 10/01/08 (WI, settling 5/06/04)                       No Opt. Call       Aa1  2,251,147
       2,380  5.000%, 10/01/09 (WI, settling 5/06/04)                       No Opt. Call       Aa1  2,605,791
-------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.1%

       2,000 Allegheny County, Pennsylvania, Greater Pittsburgh             No Opt. Call       AAA  2,160,640
              International Airport Revenue Refunding Bonds,
              Series 1999, 5.625%, 1/01/10 (Alternative Minimum Tax) -
              FGIC Insured

       4,000 Delaware County Industrial Development Authority,              No Opt. Call       BBB  4,335,720
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Series 1997A, 6.500%, 1/01/08

       4,000 Pennsylvania Economic Development Financing Authority,       7/04 at 102.00      BBB-  4,049,880
              Resource Recovery Revenue Bonds, Northampton Generating
              Project, Senior Lien Series 1994A, 6.500%, 1/01/13
              (Alternative Minimum Tax)

       2,510 Pennsylvania Higher Educational Facilities Authority,          No Opt. Call       AAA  2,726,638
              Revenue Bonds, Allegheny Delaware Valley Obligated Group,
              Series 1996A, 5.600%, 11/15/09 - MBIA Insured

         610 Philadelphia Redevelopment Authority, Pennsylvania,            No Opt. Call       N/R    587,570
              Multifamily Housing Mortgage Revenue Bonds, Cricket Court
              Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative
              Minimum Tax)

             Philadelphia Hospitals and Higher Education Facilities
             Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
             Pennsylvania Hospital, Series 1996:
       2,020  6.050%, 7/01/04                                               No Opt. Call   BBB+***  2,035,938
       2,000  6.150%, 7/01/05                                               No Opt. Call   BBB+***  2,105,080

       5,620 Philadelphia Municipal Authority, Pennsylvania, Lease          No Opt. Call       AAA  6,039,252
              Revenue Bonds, Series 2003A, 5.000%, 5/15/07 - FSA Insured

       3,625 Pittsburgh School District, Allegheny County, Pennsylvania,    No Opt. Call       AAA  3,917,429
              General Obligation Bonds, Series 2004, 5.000%, 3/01/08 -
              FSA Insured
-------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.7%

       4,000 Puerto Rico Highway and Transportation Authority, Highway      No Opt. Call       AAA  4,346,360
              Revenue Bonds, Series 2003AA, 5.000%, 7/01/35 (Mandatory
              put 7/01/10) - AMBAC Insured

       2,000 Puerto Rico Municipal Finance Agency, Series 2002A, 4.000%,    No Opt. Call       AAA  2,108,160
              8/01/07 - FSA Insured

----
68

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

    $  1,000 Rhode Island, General Obligation Bonds, Consolidated           No Opt. Call       AAA $ 1,018,800
              Capital Loan Development, Series 2002C, 5.000%, 11/01/04 -
              MBIA Insured

       7,000 Rhode Island Economic Development Corporation, Motor Fuel      No Opt. Call       Aa3   7,529,270
              Tax Revenue Bonds, Series 2003A, 5.000%, 6/15/07
--------------------------------------------------------------------------------------------------------------
             South Carolina - 1.0%

       7,215 Greenville County School District, South Carolina,             No Opt. Call       AA-   7,850,786
              Installment Purchase Revenue Bonds, Series 2002,
              5.250%, 12/01/09

       1,325 Lexington County Health Service District, South Carolina,      No Opt. Call         A   1,449,365
              Hospital Revenue Refunding and Improvement Bonds, Series
              2003, 5.500%, 11/01/13
--------------------------------------------------------------------------------------------------------------
             Tennessee - 1.3%

       2,015 Maury County, Tennessee, General Obligation Bonds, Series      No Opt. Call       Aaa   2,112,143
              2004B, 4.000%, 4/01/08 - MBIA Insured

             Metropolitan Government Nashville-Davidson County Health
             and Educational Facilities Board, Tennessee, Revenue
             Refunding Bonds, Blakeford at Green Hills, Series 1998:
         400  5.150%, 7/01/05                                             7/04 at 101.00       N/R     403,228
         400  5.250%, 7/01/06                                             7/04 at 101.00       N/R     402,448
         500  5.300%, 7/01/07                                             7/04 at 101.00       N/R     501,675
         500  5.350%, 7/01/08                                             7/04 at 101.00       N/R     501,110
         500  5.400%, 7/01/09                                             7/04 at 101.00       N/R     500,970

       1,665 Putnam County, Tennessee, General Obligation School Bonds,     No Opt. Call       Aaa   1,743,255
              Series 2002, 4.000%, 4/01/07 - AMBAC Insured

             Sullivan County Health, Educational, and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2002:
       1,645  5.750%, 9/01/08                                               No Opt. Call      BBB+   1,786,964
       1,740  6.125%, 9/01/09                                               No Opt. Call      BBB+   1,923,727
       1,350  6.250%, 9/01/10                                               No Opt. Call      BBB+   1,506,600
--------------------------------------------------------------------------------------------------------------
             Texas - 7.3%

       3,835 Austin, Texas, Electric Utility System Revenue Refunding       No Opt. Call       AAA   4,157,293
              Bonds, Series 2002, 5.000%, 11/15/07 - FSA Insured

       4,500 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call       BBB   4,662,855
              Bonds, Texas Utilities Company, Series 1995B, 5.050%,
              6/01/30 (Alternative Minimum Tax) (Mandatory put 6/19/06)

       4,000 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call       BBB   4,504,680
              Refunding Bonds, TXU Energy Company LLC Project, Series
              2003A, 6.750%, 4/01/38 (Alternative Minimum Tax)
              (Mandatory put 4/01/13)

       3,050 Houston, Texas, Airport System Subordinate Lien Revenue        No Opt. Call       AAA   3,227,937
              Refunding Bonds, Series 2001A, 5.000%, 7/01/10
              (Alternative Minimum Tax) - FGIC Insured

       2,145 Laredo Independent School District, Webb County, Texas,        No Opt. Call       AAA   2,333,352
              General Obligation Refunding Bonds, Series 2001, 5.000%,
              8/01/10

       4,200 North Central Texas Health Facilities Development              No Opt. Call       AA-   4,584,258
              Corporation, Revenue Bonds, Baylor Healthcare System,
              Series 2002, 5.500%, 5/15/08

       5,200 Sam Rayburn Municipal Power Agency, Texas, Power Supply        No Opt. Call        AA   5,580,536
              System Revenue Refunding Bonds, Series 2002A, 5.000%,
              10/01/09 - RAAI Insured

       4,235 Tarrant Regional Water District, Texas, Water Revenue          No Opt. Call       AAA   4,597,389
              Refunding and Improvement Bonds, Series 1999, 5.000%,
              3/01/09 - FSA Insured

      16,500 Texas Public Finance Authority, Unemployment Compensation      No Opt. Call       AAA  18,007,110
              Obligation Assessment Revenue Bonds, Series 2003A, 5.000%,
              12/15/08 - FSA Insured

       5,000 Texas Turnpike Authority, Second Tier Revenue Bonds,           No Opt. Call        AA   5,420,200
              Central Texas Turnpike System, Series 2002, 5.000%, 6/01/08

       2,805 Tom Green County Health Facilities Development Corporation,    No Opt. Call      Baa3   3,003,846
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.200%, 5/15/11

       4,000 Trinity River Authority of Texas, Pollution Control Revenue    No Opt. Call      Baa2   4,153,280
              Refunding Bonds, TXU Electric Company, Series 2001A,
              5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory put
              11/01/06)

----
69

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.8%

    $  4,500 Virgin Islands Public Finance Authority, Gross Receipts         No Opt. Call       BBB $4,805,190
              Taxes Loan Notes, Series 1999A, 5.625%, 10/01/10

       2,070 Virgin Islands Water and Power Authority, Electric System       No Opt. Call       N/R  2,177,516
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/06
--------------------------------------------------------------------------------------------------------------
             Virginia - 2.2%

       2,850 Newport News Redevelopment and Housing Authority, Virginia,   5/05 at 102.00       AAA  2,992,244
              FNMA Multifamily Housing Revenue Refunding Bonds,
              Fredericksburg-Oxford Project, Series 1997A, 5.550%,
              5/01/27 (Mandatory put 5/01/07)

       2,000 Pocahontas Parkway Association, Virginia, Route 895             No Opt. Call        BB  2,005,860
              Connector Toll Road Senior Lien Revenue Bonds, Series
              1998A, 5.000%, 8/15/06

       8,085 Virginia Port Authority, General Fund Revenue Bonds, Series     No Opt. Call       AA+  8,909,589
              1998, 5.500%, 7/01/08 (Alternative Minimum Tax)

       5,000 York County Industrial Development Authority, Virginia,      11/06 at 101.00        A3  5,299,500
              Pollution Control Revenue Bonds, Virginia Electric and
              Power Company, Series 1985, 5.500%, 7/01/09
--------------------------------------------------------------------------------------------------------------
             Washington - 4.8%

       6,000 Energy Northwest, Washington, Electric Revenue Refunding        No Opt. Call       AAA  6,680,340
              Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 -
              XLCA Insured

       4,635 King County, Washington, Sewer Revenue Bonds, Series 2002B,     No Opt. Call       AAA  5,054,421
              5.250%, 1/01/08 - FSA Insured

       2,000 Seattle, Washington, Municipal Light and Power Revenue       10/09 at 101.00       Aa3  2,238,780
              Bonds, Series 1999, 6.000%, 10/01/11

       4,160 Seattle, Washington, Solid Waste Utility Revenue Refunding      No Opt. Call       AAA  4,549,418
              Bonds, Series 1999, 5.500%, 8/01/07 - FSA Insured

       3,000 Snohomish County Public Utility District 1, Washington,         No Opt. Call        A1  3,153,990
              Electric System Revenue Bonds, Series 2003, 5.000%,
              12/01/05

             Snohomish County Public Utility District 1, Washington,
             Electric System Revenue Bonds, Series 2004:
       3,000  5.000%, 12/01/08 - FSA Insured                                 No Opt. Call       AAA  3,278,220
       1,000  5.000%, 12/01/09 - FSA Insured                                 No Opt. Call       AAA  1,091,970

       6,985 Snohomish County Public Utility District 1, Washington,         No Opt. Call       AAA  7,577,258
              Generation System Revenue Refunding Bonds, Series 2002,
              5.000%, 12/01/07 - FSA Insured

       5,000 Washington State Tobacco Settlement Authority, Tobacco          No Opt. Call       BBB  4,966,350
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              5.250%, 6/01/09

       3,500 Washington Public Power Supply System, Revenue Refunding        No Opt. Call       AAA  3,998,260
              Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------
             Wisconsin - 4.1%

             Badger Tobacco Asset Securitization Corporation, Wisconsin,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       3,000  5.000%, 6/01/08                                                No Opt. Call       BBB  3,012,390
       1,265  5.000%, 6/01/09                                                No Opt. Call       BBB  1,248,492

       1,350 Southeast Wisconsin Professional Baseball Park District,        No Opt. Call       AAA  1,506,047
              Junior Lien Sales Tax Revenue Refunding Bonds, Series
              2001B, 5.500%, 12/15/08 - MBIA Insured

       8,600 Wisconsin, General Obligation Bonds, Series 1992A, 6.250%,      No Opt. Call       AA-  9,549,784
              5/01/07

       1,000 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       N/R  1,053,410
              Revenue Bonds, FH Healthcare Development, Inc. Project,
              Series 1999, 5.625%, 11/15/09

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Froedtert and Community Health Obligated
             Group, Series 2001:
       1,000  5.625%, 10/01/10                                               No Opt. Call        A+  1,089,980
       1,100  5.625%, 10/01/11                                               No Opt. Call        A+  1,191,703

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Marshfield Clinic, Series 2001B:
         600  6.250%, 2/15/09                                                No Opt. Call      BBB+    655,830
       1,250  6.500%, 2/15/12                                                No Opt. Call      BBB+  1,390,100

----
70

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Wisconsin (continued)

    $ 15,000 Wisconsin Health and Educational Facilities Authority,       12/07 at 100.00       Aaa $ 15,852,900
              Revenue Bonds, Hospital Sisters Services, Inc., Series
              2003B, 4.500%, 12/01/23 (Mandatory put 11/30/07) - FSA
              Insured
----------------------------------------------------------------------------------------------------------------
    $843,329 Total Long-Term Investments (cost $882,312,453) - 100.5%                                895,267,310
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.5)%                                                  (4,437,657)
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $890,829,653
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.



                                See accompanying notes to financial statements.

----
71

Statement of Assets and Liabilities
April 30, 2004

                                                                                                                   Intermediate
                                                                          High Yield  All-American       Insured       Duration
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value                                           $535,105,439  $342,501,880  $904,261,605  $2,668,718,894
 (cost $524,018,519, $329,403,783, $853,443,372, $2,613,398,557 and
 $882,312,453, respectively)
Receivables:
  Interest                                                               11,299,881     6,167,571    14,912,957      45,996,677
  Investments sold                                                        3,581,780     1,050,175     2,657,834      41,865,559
  Shares sold                                                             3,386,757       443,936       138,574         177,081
Other assets                                                                  2,944        19,309        45,211         147,494
--------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                        553,376,801   350,182,871   922,016,181   2,756,905,705
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            7,940,881       835,277     1,636,573       5,613,650
Payables:
  Investments purchased                                                   7,118,905     1,765,551            --      29,164,611
  Shares redeemed                                                           718,745       633,403       942,298       3,114,391
Accrued expenses:
  Management fees                                                           253,560       140,686       362,825       1,020,124
  12b-1 distribution and service fees                                       215,011       116,639        91,197         107,556
  Other                                                                      54,798        84,815       231,009         722,428
Dividends payable                                                         2,512,171     1,360,590     3,497,416       9,255,639
--------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                    18,814,071     4,936,961     6,761,318      48,998,399
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $534,562,730  $345,245,910  $915,254,863  $2,707,907,306
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                             $257,187,266  $224,902,722  $200,861,593  $  234,433,619
Shares outstanding                                                       12,516,162    20,915,534    18,501,308      26,012,257
Net asset value per share                                              $      20.55  $      10.75  $      10.86  $         9.01
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of
 offering price)                                                       $      21.45  $      11.22  $      11.34  $         9.29
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                             $101,693,154  $ 43,771,012  $ 44,230,811  $   37,166,646
Shares outstanding                                                        4,953,855     4,064,608     4,071,340       4,118,389
Net asset value and offering price per share                           $      20.53  $      10.77  $      10.86  $         9.02
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                             $156,609,556  $ 71,037,831  $ 35,546,760  $   62,460,989
Shares outstanding                                                        7,625,092     6,610,912     3,297,964       6,924,958
Net asset value and offering price per share                           $      20.54  $      10.75  $      10.78  $         9.02
--------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                             $ 19,072,754  $  5,534,345  $634,615,699  $2,373,846,052
Shares outstanding                                                          927,890       513,490    58,614,532     263,073,577
Net asset value and offering price per share                           $      20.55  $      10.78  $      10.83  $         9.02
--------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $523,004,798  $345,485,474  $867,560,697  $2,618,038,616
Undistributed (Over-distribution of) net investment income                  477,540       (21,782)        1,306       4,257,768
Accumulated net realized gain (loss) from investments                        (6,528)  (13,315,879)   (3,125,373)     30,290,585
Net unrealized appreciation of investments                               11,086,920    13,098,097    50,818,233      55,320,337
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $534,562,730  $345,245,910  $915,254,863  $2,707,907,306
--------------------------------------------------------------------------------------------------------------------------------

                                                                             Limited
                                                                                Term
------------------------------------------------------------------------------------
Assets
Investments, at market value                                           $895,267,310
 (cost $524,018,519, $329,403,783, $853,443,372, $2,613,398,557 and
 $882,312,453, respectively)
Receivables:
  Interest                                                               14,309,504
  Investments sold                                                        1,375,000
  Shares sold                                                             3,038,089
Other assets                                                                 32,394
------------------------------------------------------------------------------------
    Total assets                                                        914,022,297
------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            6,249,204
Payables:
  Investments purchased                                                   9,573,168
  Shares redeemed                                                         4,317,534
Accrued expenses:
  Management fees                                                           314,139
  12b-1 distribution and service fees                                       249,200
  Other                                                                     168,596
Dividends payable                                                         2,320,803
------------------------------------------------------------------------------------
    Total liabilities                                                    23,192,644
------------------------------------------------------------------------------------
Net assets                                                             $890,829,653
------------------------------------------------------------------------------------
Class A Shares
Net assets                                                             $523,396,035
Shares outstanding                                                       48,541,521
Net asset value per share                                              $      10.78
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of
 offering price)                                                       $      11.06
------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      N/A
Shares outstanding                                                              N/A
Net asset value and offering price per share                                    N/A
------------------------------------------------------------------------------------
Class C Shares
Net assets                                                             $355,502,542
Shares outstanding                                                       33,041,097
Net asset value and offering price per share                           $      10.76
------------------------------------------------------------------------------------
Class R Shares
Net assets                                                             $ 11,931,076
Shares outstanding                                                        1,111,169
Net asset value and offering price per share                           $      10.74
------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------
Capital paid-in                                                        $881,263,585
Undistributed (Over-distribution of) net investment income                 (234,414)
Accumulated net realized gain (loss) from investments                    (3,154,375)
Net unrealized appreciation of investments                               12,954,857
------------------------------------------------------------------------------------
Net assets                                                             $890,829,653
------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
72

Statement of Operations
Year Ended April 30, 2004


                                                                                          Intermediate       Limited
                                                 High Yield All-American        Insured       Duration          Term
--------------------------------------------------------------------------------------------------------------------
Investment Income                               $24,677,529  $20,082,112  $ 49,801,448  $ 141,651,998  $ 36,767,845
--------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                   2,065,153    1,709,991     4,499,174     12,722,332     3,815,874
12b-1 service fees - Class A                        334,598      453,700       406,352        481,542     1,057,918
12b-1 distribution and service fees - Class B       774,026      438,658       433,705        354,664           N/A
12b-1 distribution and service fees - Class C       669,771      537,631       268,861        439,695     1,980,438
Shareholders' servicing agent fees and expenses     163,104      190,139       730,013      2,112,435       391,203
Custodian's fees and expenses                       109,510       96,246       232,345        680,089       218,638
Trustees' fees and expenses                           7,609        6,976        17,350         60,653        19,492
Professional fees                                   135,153       23,597        50,284        154,943        75,813
Shareholders' reports - printing
 and mailing expenses                                50,823       68,636       189,000        552,969       156,186
Federal and state registration fees                 109,111       49,667        74,016         86,726        76,812
Portfolio insurance expense                              --           --        10,091             --            --
Other expenses                                        7,388       13,166        32,839         99,337        26,918
--------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit        4,426,246    3,588,407     6,944,030     17,745,385     7,819,292
  Custodian fee credit                             (18,380)       (9,670)      (13,035)       (81,224)      (22,326)
--------------------------------------------------------------------------------------------------------------------
Net expenses                                      4,407,866    3,578,737     6,930,995     17,664,161     7,796,966
--------------------------------------------------------------------------------------------------------------------
Net investment income                            20,269,663   16,503,375    42,870,453    123,987,837    28,970,879
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investments
Net realized gain (loss) from investments         1,102,045   (1,635,699)    4,068,764     50,217,590     2,975,096
Net change in unrealized appreciation
 (depreciation) of investments                    9,479,128   (4,282,125)  (32,594,612)  (116,713,462)  (11,149,088)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                 10,581,173   (5,917,824)  (28,525,848)   (66,495,872)   (8,173,992)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      $30,850,836  $10,585,551  $ 14,344,605  $  57,491,965  $ 20,796,887
--------------------------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.


                                See accompanying notes to financial statements.

----
73

Statement of Changes in Net Assets



                                                                      High Yield                     All-American
                                                             ----------------------------    ----------------------------
                                                                 Year Ended      Year Ended      Year Ended      Year Ended
                                                                    4/30/04         4/30/03         4/30/04         4/30/03
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $  20,269,663   $   7,913,351   $  16,503,375   $  17,550,465
Net realized gain (loss) from investments                        1,102,045        (505,446)     (1,635,699)     (1,803,897)
Net change in unrealized appreciation (depreciation) of          9,479,128        (748,619)     (4,282,125)      5,579,915
 investments
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      30,850,836       6,659,286      10,585,551      21,326,483
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                       (10,032,576)     (3,672,467)    (11,381,591)    (12,318,492)
 Class B                                                        (4,323,304)     (2,282,671)     (1,958,657)     (2,063,137)
 Class C                                                        (4,860,217)     (1,555,176)     (3,193,715)     (3,331,656)
 Class R                                                          (813,998)       (513,818)       (279,848)       (274,451)
From accumulated net realized gains from investments:
 Class A                                                                --        (142,848)             --              --
 Class B                                                                --        (103,993)             --              --
 Class C                                                                --         (71,923)             --              --
 Class R                                                                --         (19,161)             --              --
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (20,030,095)     (8,362,057)    (16,813,811)    (17,987,736)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                               369,658,138     137,524,843      69,788,658      73,979,137
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                5,962,170       2,636,813       6,000,562       6,157,564
----------------------------------------------------------------------------------------------------------------------------
                                                               375,620,308     140,161,656      75,789,220      80,136,701
Cost of shares redeemed                                        (54,133,077)    (19,387,296)    (75,372,094)    (81,146,441)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share          321,487,231     120,774,360         417,126      (1,009,740)
 transactions
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          332,307,972     119,071,589      (5,811,134)      2,329,007
Net assets at the beginning of year                            202,254,758      83,183,169     351,057,044     348,728,037
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                $ 534,562,730   $ 202,254,758   $ 345,245,910   $ 351,057,044
----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                          $     477,540   $     176,660   $     (21,782)  $     346,323
----------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
74

                                                                              Insured                 Intermediate Duration
                                                                    ---------------------------  ------------------------------
                                                                        Year Ended    Year Ended      Year Ended      Year Ended
                                                                           4/30/04       4/30/03         4/30/04         4/30/03
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $  42,870,453  $ 42,812,498  $  123,987,837  $  139,839,520
Net realized gain (loss) from investments                               4,068,764     4,283,843      50,217,590       7,454,406
Net change in unrealized appreciation (depreciation) of investments   (32,594,612)   30,304,114    (116,713,462)     23,543,919
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             14,344,605    77,400,455      57,491,965     170,837,845
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (9,099,524)    (7,732,845)    (10,854,710)    (12,487,579)
  Class B                                                             (1,698,378)    (1,459,482)     (1,388,434)       (988,178)
  Class C                                                             (1,400,294)    (1,145,325)     (2,287,287)     (1,622,055)
  Class R                                                            (30,951,520)   (32,783,237)   (116,884,677)   (124,393,925)
From accumulated net realized gains from investments:
  Class A                                                                      --            --      (1,692,474)     (1,289,718)
  Class B                                                                      --            --        (267,078)       (134,260)
  Class C                                                                      --            --        (428,966)       (205,934)
  Class R                                                                      --            --     (17,434,043)    (12,591,946)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (43,149,716)  (43,120,889)   (151,237,669)   (153,713,595)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                       78,628,123   125,534,920     172,093,837     247,654,325
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         27,402,590    27,316,878     111,861,715     110,653,985
--------------------------------------------------------------------------------------------------------------------------------
                                                                      106,030,713   152,851,798     283,955,552     358,308,310
Cost of shares redeemed                                              (112,026,897)  (85,039,987)   (393,683,070)   (322,963,867)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     (5,996,184)   67,811,811    (109,727,518)     35,344,443
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (34,801,295)  102,091,377    (203,473,222)     52,468,693
Net assets at the beginning of year                                   950,056,158   847,964,781   2,911,380,528   2,858,911,835
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $ 915,254,863  $950,056,158  $2,707,907,306  $2,911,380,528
--------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the
 end of year                                                        $       1,306  $    348,454  $    4,257,768  $   12,576,303
--------------------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
75

                                                                            Limited Term
                                                                    ----------------------------
                                                                        Year Ended     Year Ended
                                                                           4/30/04        4/30/03
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $  28,970,879  $  25,917,721
Net realized gain (loss) from investments                               2,975,096     (2,431,917)
Net change in unrealized appreciation (depreciation) of investments   (11,149,088)    12,239,073

-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             20,796,887     35,724,877
-------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                            (17,145,835)    (18,543,029)
  Class B                                                                     N/A            N/A
  Class C                                                             (10,498,708)    (8,523,318)
  Class R                                                                (328,746)      (247,993)
From accumulated net realized gains from investments:
  Class A                                                                      --             --
  Class B                                                                     N/A            N/A
  Class C                                                                      --             --
  Class R                                                                      --             --
-------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (27,973,289)   (27,314,340)
-------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                      270,043,797    384,439,030
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         12,710,343     13,065,320

-------------------------------------------------------------------------------------------------
                                                                      282,754,140    397,504,350
Cost of shares redeemed                                              (232,519,144)  (115,102,431)

-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     50,234,996    282,401,919

-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  43,058,594    290,812,456
Net assets at the beginning of year                                   847,771,059    556,958,603

-------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $ 890,829,653  $ 847,771,059
----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the
 end of year                                                        $    (234,414) $  (1,203,151)
----------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
76

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2004, High Yield, All-American, Intermediate Duration and Limited Term had outstanding when-issued purchase commitments of $1,102,063, $1,765,551, $10,545,100 and $9,573,168, respectively. There were no such outstanding purchase commitments in Insured.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2004, have been designated Exempt Interest Dividends.

----
77

Insurance
Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended April 30, 2004, High Yield, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Intermediate Duration and Limited Term did not invest in any such securities during the fiscal year ended April 30, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
78

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                         High Yield
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              4/30/04                   4/30/03
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             9,290,649  $189,794,797   3,531,964  $ 69,806,975
  Class B                                             2,312,505    46,938,990   1,683,074    33,295,566
  Class C                                             5,946,617   121,559,488   1,658,607    32,858,816
  Class R                                               555,238    11,364,863      78,809     1,563,486
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               131,243     2,680,088      48,053       951,264
  Class B                                                63,506     1,289,991      39,863       789,197
  Class C                                                73,372     1,497,124      25,052       495,671
  Class R                                                24,352       494,967      20,196       400,681
--------------------------------------------------------------------------------------------------------
                                                     18,397,482   375,620,308   7,085,618   140,161,656
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (1,573,183)  (32,032,350)   (617,940)  (12,169,591)
  Class B                                              (393,049)   (7,988,889)   (196,288)   (3,887,395)
  Class C                                              (605,474)  (12,252,399)   (151,358)   (2,990,576)
  Class R                                               (90,164)   (1,859,439)    (17,206)     (339,734)
--------------------------------------------------------------------------------------------------------
                                                     (2,661,870)  (54,133,077)   (982,792)  (19,387,296)
--------------------------------------------------------------------------------------------------------
Net increase                                         15,735,612  $321,487,231   6,102,826  $120,774,360
--------------------------------------------------------------------------------------------------------

                                                                        All-American
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              4/30/04                   4/30/03
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             4,681,744  $ 51,167,691   4,435,834  $ 48,443,397
  Class B                                               412,522     4,522,441     880,723     9,626,499
  Class C                                             1,232,997    13,496,283   1,301,712    14,202,315
  Class R                                                54,998       602,243     157,142     1,706,926
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               375,087     4,097,519     385,426     4,210,159
  Class B                                                71,747       784,541      77,834       851,007
  Class C                                                83,701       913,768      83,029       906,140
  Class R                                                18,711       204,734      17,386       190,258
--------------------------------------------------------------------------------------------------------
                                                      6,931,507    75,789,220   7,339,086    80,136,701
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (5,049,202)  (54,939,101) (5,349,620)  (58,398,039)
  Class B                                              (685,547)   (7,480,253)   (694,892)   (7,599,189)
  Class C                                            (1,152,943)  (12,593,825) (1,277,288)  (13,925,115)
  Class R                                               (32,646)     (358,915)   (112,112)   (1,224,098)
--------------------------------------------------------------------------------------------------------
                                                     (6,920,338)  (75,372,094) (7,433,912)  (81,146,441)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  11,169  $    417,126     (94,826) $ (1,009,740)
--------------------------------------------------------------------------------------------------------


----
79

                                                                             Insured
                                                     -------------------------------------------------------
                                                              Year Ended                  Year Ended
                                                               4/30/04                      4/30/03
                                                     ---------------------------  --------------------------
                                                           Shares          Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              4,048,149  $   45,152,496    6,272,093  $  69,032,502
  Class B                                                603,598       6,730,805    1,465,539     16,146,936
  Class C                                                950,322      10,538,815    1,539,260     16,819,545
  Class R                                              1,458,199      16,206,007    2,153,847     23,535,937
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                457,936       5,087,871      395,492      4,351,004
  Class B                                                 63,912         710,561       55,619        612,142
  Class C                                                 66,229         730,506       48,251        526,868
  Class R                                              1,883,922      20,873,652    1,991,775     21,826,864
-------------------------------------------------------------------------------------------------------------
                                                       9,532,267     106,030,713   13,921,876    152,851,798
-------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (3,328,105)    (36,921,385)  (2,553,933)   (28,128,393)
  Class B                                               (576,577)     (6,410,557)    (372,996)    (4,107,199)
  Class C                                               (704,007)     (7,738,971)    (648,309)    (7,083,230)
  Class R                                             (5,513,906)    (60,955,984)  (4,175,670)   (45,721,165)
-------------------------------------------------------------------------------------------------------------
                                                     (10,122,595)   (112,026,897)  (7,750,908)   (85,039,987)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 (590,328) $   (5,996,184)   6,170,968  $  67,811,811
-------------------------------------------------------------------------------------------------------------

                                                                      Intermediate Duration
                                                     -------------------------------------------------------
                                                              Year Ended                  Year Ended
                                                               4/30/04                      4/30/03
                                                     ---------------------------  --------------------------
                                                           Shares          Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              7,156,848  $   65,922,458    9,338,647  $  87,107,786
  Class B                                              1,138,707      10,491,175    1,895,749     17,723,892
  Class C                                              2,577,956      23,750,027    2,720,908     25,429,025
  Class R                                              7,834,884      71,930,177   12,588,569    117,393,622
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                886,185       8,131,715      769,727      7,185,597
  Class B                                                 67,286         617,794       48,088        449,131
  Class C                                                105,889         971,361       71,587        668,214
  Class R                                             11,113,262     102,140,845   10,952,426    102,351,043
-------------------------------------------------------------------------------------------------------------
                                                      30,881,017     283,955,552   38,385,701    358,308,310
-------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (10,958,914)   (101,667,813)  (9,053,423)   (84,655,682)
  Class B                                               (850,532)     (7,814,729)    (212,026)    (1,981,132)
  Class C                                             (1,000,769)     (9,171,825)    (969,030)    (9,064,982)
  Class R                                            (29,910,898)   (275,028,703) (24,333,216)  (227,262,071)
-------------------------------------------------------------------------------------------------------------
                                                     (42,721,113)   (393,683,070) (34,567,695)  (322,963,867)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (11,840,096) $ (109,727,518)   3,818,006  $  35,344,443
-------------------------------------------------------------------------------------------------------------


----
80

                                                                          Limited Term
                                                     ------------------------------------------------------
                                                             Year Ended                  Year Ended
                                                               4/30/04                     4/30/03
                                                     --------------------------  --------------------------
                                                         Shares         Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             13,533,064  $ 147,729,000   15,592,971  $ 168,683,788
  Class C                                             10,741,211    117,084,091   19,481,918    210,391,644
  Class R                                                482,987      5,230,706      495,975      5,363,598
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                812,912      8,871,548      907,176      9,802,781
  Class C                                                326,406      3,555,098      282,224      3,044,879
  Class R                                                 26,091        283,697       20,209        217,660
------------------------------------------------------------------------------------------------------------
                                                      25,922,671    282,754,140   36,780,473    397,504,350
------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (12,636,334)  (137,869,296)  (7,501,422)   (81,012,386)
  Class C                                             (8,530,189)   (92,860,683)  (3,109,340)   (33,555,740)
  Class R                                               (165,637)    (1,789,165)     (49,819)      (534,305)
------------------------------------------------------------------------------------------------------------
                                                     (21,332,160)  (232,519,144) (10,660,581)  (115,102,431)
------------------------------------------------------------------------------------------------------------
Net increase                                           4,590,511  $  50,234,996   26,119,892  $ 282,401,919
------------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended April 30, 2004, were as follows:

                             High        All-                Intermediate      Limited
                            Yield    American      Insured       Duration         Term
--------------------------------------------------------------------------------------
Purchases            $391,323,979 $91,158,633 $166,578,649 $1,750,606,708 $344,987,075
Sales and maturities   62,539,438  85,347,341  146,836,353  1,873,375,828  257,644,615
--------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2004, the cost of investments were as follows:

                            High         All-                Intermediate      Limited
                           Yield     American      Insured       Duration         Term
--------------------------------------------------------------------------------------
Cost of investments $523,123,123 $329,265,405 $852,718,209 $2,606,573,205 $881,928,883
--------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2004, were as follows:

                                                   High         All-               Intermediate      Limited
                                                  Yield     American      Insured      Duration         Term
------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $19,982,870  $18,129,808  $54,968,003  $ 92,114,965  $20,462,751
  Depreciation                              (8,000,554)  (4,893,333)  (3,424,607)  (29,969,276)  (7,124,324)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $11,982,316  $13,236,475  $51,543,396  $ 62,145,689  $13,338,427
------------------------------------------------------------------------------------------------------------


----
81

The tax components of undistributed net investment income and net realized gains at April 30, 2004, were as follows:

                                                High       All-            Intermediate    Limited
                                               Yield   American    Insured     Duration       Term
--------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $1,858,420 $1,198,732 $2,515,824  $ 4,072,367 $1,696,279
Undistributed net ordinary income*           502,245         --    257,738    1,775,085         --
Undistributed net long-term capital gains     16,816         --         --   31,131,173         --
--------------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended April 30, 2004 and April 30, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                      High        All-             Intermediate     Limited
2004                                                 Yield    American     Insured     Duration        Term
-----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $18,433,225 $16,845,484 $43,300,094 $127,498,478 $28,101,684
Distributions from net ordinary income*             48,087      57,083          --    6,349,771          --
Distributions from net long-term capital gains          --          --          --   19,685,474          --
-----------------------------------------------------------------------------------------------------------

                                                     High        All-             Intermediate     Limited
2003                                                Yield    American     Insured     Duration        Term
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $7,421,994 $18,043,352 $43,012,601 $139,347,802 $26,868,504
Distributions from net ordinary income*            25,223       3,164          --      985,879       6,721
Distributions from net long-term capital gains    337,925          --          --   13,475,424          --
----------------------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   All-               Limited
                               American    Insured       Term
                   ------------------------------------------
                   2008     $ 2,799,737 $       -- $       --
                   2009       6,509,058  3,125,373  1,811,729
                   2010              --         --    337,552
                   2011              --         --    998,547
                   2012       3,378,131         --         --
                   ------------------------------------------
                     Total  $12,686,926 $3,125,373 $3,147,828
                   ------------------------------------------

The following Funds elected to defer net realized losses from investments incurred from November 1, 2003 through April 30, 2004 ("post-October losses'') in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                    High     All-
                                   Yield American
                              -------------------
                                $289,695 $627,259
                              -------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                   High Yield
Average Daily Net Assets       Management Fee
----------------------------------------------
For the first $125 million             .6000 %
For the next $125 million               .5875
For the next $250 million               .5750
For the next $500 million               .5625
For the next $1 billion                 .5500
For net assets over $2 billion          .5250
----------------------------------------------


----
82

                               All-American, Insured &
                                 Intermediate Duration    Limited Term
Average Daily Net Assets                Management Fee  Management Fee
-----------------------------------------------------------------------
For the first $125 million                       .5000%          .4500%
For the next $125 million                        .4875           .4375
For the next $250 million                        .4750           .4250
For the next $500 million                        .4625           .4125
For the next $1 billion                          .4500           .4000
For the next $3 billion                          .4250           .3750
For net assets over $5 billion                   .4125           .3625
-----------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. This complex-wide fee schedule is expected to marginally decrease the rate at which management fees are to be paid by the Funds. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and ..75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily agree to reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended April 30, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             High     All-          Intermediate  Limited
                                            Yield American  Insured     Duration     Term
-----------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $2,979,252 $666,514 $695,828     $342,969 $637,122
Paid to authorized dealers (unaudited)  2,663,057  585,525  627,180      295,486  579,601
-----------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                      High     All-          Intermediate    Limited
                                     Yield American  Insured     Duration       Term
------------------------------------------------------------------------------------
Commission advances (unaudited) $3,429,973 $378,959 $434,451     $501,881 $1,244,566
------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2004, the Distributor retained such 12b-1 fees as follows:

                                      High     All-          Intermediate  Limited
                                     Yield American  Insured     Duration     Term
----------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $1,168,666 $454,081 $468,491     $483,715 $910,379
----------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2004, as follows:

                              High     All-          Intermediate  Limited
                             Yield American  Insured     Duration     Term
--------------------------------------------------------------------------
CDSC retained (unaudited) $324,691 $121,430 $216,274     $196,354 $254,453
--------------------------------------------------------------------------


----
83

6. Investment Composition

At April 30, 2004, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                   High      All-           Intermediate  Limited
                                  Yield  American  Insured      Duration     Term
----------------------------------------------------------------------------------
Consumer Discretionary                3%       --%      --%           --%      --%
Consumer Staples                      2         5       --             2        3
Education and Civic Organizations     2         6        5             2        7
Healthcare                           13        14       10            16       17
Housing/Multifamily                   4         3        5             4        4
Industrials                           3        --        1            --        2
Long-Term Care                        4         2       --            --        1
Materials                             9         1       --            --       --
Tax Obligation/General                1         8       16            14       14
Tax Obligation/Limited               35        12       13            20       17
Transportation                        8        10       12             8        6
U.S. Guaranteed                       1        16       26            13        5
Utilities                            14        19        6            15       20
Water and Sewer                      --         2        5             4        3
Other                                 1         2        1             2        1
----------------------------------------------------------------------------------
                                    100%      100%     100%          100%     100%
----------------------------------------------------------------------------------

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (High Yield 4%, All-American 44%, Insured 100%, Intermediate Duration 54% and Limited Term 36%). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2004, to shareholders of record on May 7, 2004, as follows:

                      High      All-         Intermediate Limited
                     Yield  American Insured     Duration    Term
-----------------------------------------------------------------
Dividend per share:
 Class A            $.1030    $.0440  $.0405       $.0295  $.0290
 Class B             .0905     .0370   .0335        .0235     N/A
 Class C             .0940     .0390   .0350        .0250   .0260
 Class R             .1065     .0455   .0420        .0310   .0310
-----------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.



----
84

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations        Less Distributions
                                         ---------------------------  ------------------------                     --------


HIGH YIELD


                                                          Net
                                                    Realized/
                                                   Unrealized
                               Beginning       Net    Invest-             Net                    Ending              Ending
                                     Net   Invest-       ment         Invest-                       Net                 Net
                                   Asset      ment       Gain            ment  Capital            Asset     Total    Assets
Year Ended April 30,               Value Income(a)     (Loss)   Total  Income    Gains    Total   Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
 2004                             $19.67     $1.24     $  .88  $2.12   $(1.24)   $  --  $(1.24) $20.55      11.01% $257,187
 2003                              19.88      1.21       (.13)  1.08    (1.24)    (.05)  (1.29)  19.67       5.56    91,793
 2002                              18.93      1.33        .84   2.17    (1.22)      --   (1.22)  19.88      11.73    33,911
 2001                              18.60      1.19        .34   1.53    (1.20)      --   (1.20)  18.93       8.52    14,899
 2000(e)                           20.00      1.06      (1.61)  (.55)    (.85)      --    (.85)  18.60      (2.69)    5,291
Class B (6/99)
 2004                              19.65      1.09        .88   1.97    (1.09)      --   (1.09)  20.53      10.21   101,693
 2003                              19.87      1.07       (.15)   .92    (1.09)    (.05)  (1.14)  19.65       4.73    58,372
 2002                              18.91      1.19        .85   2.04    (1.08)      --   (1.08)  19.87      10.97    28,691
 2001                              18.58      1.06        .33   1.39    (1.06)      --   (1.06)  18.91       7.70    10,958
 2000(e)                           20.00       .93      (1.61)  (.68)    (.74)      --    (.74)  18.58      (3.36)    2,465
Class C (6/99)
 2004                              19.66      1.13        .88   2.01    (1.13)      --   (1.13)  20.54      10.43   156,610
 2003                              19.88      1.10       (.14)   .96    (1.13)    (.05)  (1.18)  19.66       4.94    43,463
 2002                              18.93      1.22        .85   2.07    (1.12)      --   (1.12)  19.88      11.13    13,485
 2001                              18.59      1.09        .35   1.44    (1.10)      --   (1.10)  18.93       7.96     4,675
 2000(e)                           20.00       .96      (1.60)  (.64)    (.77)      --    (.77)  18.59      (3.16)    1,694
Class R (6/99)
 2004                              19.67      1.28        .88   2.16    (1.28)      --   (1.28)  20.55      11.24    19,073
 2003                              19.89      1.27       (.16)  1.11    (1.28)    (.05)  (1.33)  19.67       5.73     8,627
 2002                              18.94      1.37        .84   2.21    (1.26)      --   (1.26)  19.89      11.96     7,096
 2001                              18.61      1.20        .37   1.57    (1.24)      --   (1.24)  18.94       8.72     2,845
 2000(e)                           20.00      1.05      (1.56)  (.51)    (.88)      --    (.88)  18.61      (2.50)    5,249
----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
HIGH YIELD                     -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended April 30,             Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (6/99)
 2004                               .95%    6.07%      .95%    6.07%      .95%    6.07%        18%
 2003                              1.17     6.12      1.17     6.12      1.16     6.13         24
 2002                              1.09     6.76      1.09     6.76      1.08     6.78         21
 2001                              1.23     6.35      1.22     6.36      1.20     6.38         11
 2000(e)                           1.87*    5.11*      .77*    6.22*      .72*    6.26*        56
Class B (6/99)
 2004                              1.70     5.33      1.70     5.33      1.69     5.33         18
 2003                              1.91     5.39      1.91     5.39      1.90     5.40         24
 2002                              1.84     6.02      1.84     6.02      1.83     6.03         21
 2001                              1.98     5.62      1.97     5.63      1.95     5.65         11
 2000(e)                           2.66*    4.27*     1.51*    5.42*     1.46*    5.47*        56
Class C (6/99)
 2004                              1.51     5.52      1.51     5.52      1.50     5.52         18
 2003                              1.73     5.57      1.73     5.57      1.71     5.58         24
 2002                              1.64     6.19      1.64     6.19      1.63     6.21         21
 2001                              1.79     5.80      1.78     5.81      1.76     5.83         11
 2000(e)                           2.49*    4.44*     1.31*    5.62*     1.26*    5.67*        56
Class R (6/99)
 2004                               .75     6.27       .75     6.27       .75     6.28         18
 2003                               .93     6.37       .93     6.37       .92     6.38         24
 2002                               .89     6.94       .89     6.94       .87     6.95         21
 2001                              1.11     6.41      1.09     6.43      1.07     6.45         11
 2000(e)                           2.02*    4.66*      .57*    6.11*      .53*    6.16*        56
--------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period June 7, 1999 (commencement of operations) through April 30, 2000.


                                See accompanying notes to financial statements.

----
85

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                    Investment Operations       Less Distributions
                                                 ---------------------------  ----------------------


ALL-AMERICAN


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                       Beginning       Net    Invest-             Net                 Ending
                                             Net   Invest-       ment         Invest-                    Net
Year Ended                                 Asset      ment       Gain            ment  Capital         Asset     Total
April 30,                                  Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
 2004                                     $10.94      $.54     $ (.18) $ .36    $(.55)  $  --  $(.55) $10.75      3.31%
 2003                                      10.83       .57        .12    .69     (.58)     --   (.58)  10.94      6.54
 2002                                      10.70       .59        .11    .70     (.57)     --   (.57)  10.83      6.61
 2001                                      10.33       .57        .36    .93     (.56)     --   (.56)  10.70      9.23
 2000                                      11.43       .56      (1.08)  (.52)    (.56)   (.02)  (.58)  10.33     (4.48)
Class B (2/97)
 2004                                      10.95       .46       (.18)   .28     (.46)     --   (.46)  10.77      2.62
 2003                                      10.84       .49        .12    .61     (.50)     --   (.50)  10.95      5.73
 2002                                      10.71       .51        .10    .61     (.48)     --   (.48)  10.84      5.79
 2001                                      10.34       .49        .36    .85     (.48)     --   (.48)  10.71      8.41
 2000                                      11.44       .49      (1.09)  (.60)    (.48)   (.02)  (.50)  10.34     (5.21)
Class C (6/93)
 2004                                      10.93       .48       (.17)   .31     (.49)     --   (.49)  10.75      2.83
 2003                                      10.82       .51        .12    .63     (.52)     --   (.52)  10.93      5.94
 2002                                      10.69       .53        .10    .63     (.50)     --   (.50)  10.82      6.01
 2001                                      10.32       .51        .36    .87     (.50)     --   (.50)  10.69      8.63
 2000                                      11.42       .51      (1.09)  (.58)    (.50)   (.02)  (.52)  10.32     (5.02)
Class R (2/97)
 2004                                      10.96       .56       (.17)   .39     (.57)     --   (.57)  10.78      3.57
 2003                                      10.85       .59        .12    .71     (.60)     --   (.60)  10.96      6.71
 2002                                      10.71       .61        .12    .73     (.59)     --   (.59)  10.85      6.88
 2001                                      10.34       .59        .36    .95     (.58)     --   (.58)  10.71      9.41
 2000                                      11.44       .59      (1.08)  (.49)    (.59)   (.02)  (.61)  10.34     (4.29)
------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(c)   Reimbursement(d)
ALL-AMERICAN                                              -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                               Assets      Net      Net       Net      Net       Net      Net   Turnover
April 30,                                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (10/88)
 2004                                  $224,903      .82%    4.92%      .82%    4.92%      .81%    4.92%        25%
 2003                                   228,695      .81     5.22       .81     5.22       .81     5.22         25
 2002                                   232,260      .81     5.40       .81     5.40       .80     5.40         29
 2001                                   246,468      .87     5.33       .87     5.33       .85     5.35         27
 2000                                   259,004      .84     5.29       .84     5.29       .83     5.29         53
Class B (2/97)
 2004                                    43,771     1.57     4.17      1.57     4.17      1.56     4.18         25
 2003                                    46,719     1.56     4.47      1.56     4.47      1.56     4.47         25
 2002                                    43,402     1.56     4.65      1.56     4.65      1.55     4.66         29
 2001                                    37,370     1.62     4.59      1.62     4.59      1.60     4.60         27
 2000                                    32,536     1.59     4.54      1.59     4.54      1.58     4.55         53
Class C (6/93)
 2004                                    71,038     1.37     4.37      1.37     4.37      1.36     4.37         25
 2003                                    70,466     1.36     4.67      1.36     4.67      1.36     4.67         25
 2002                                    68,617     1.36     4.85      1.36     4.85      1.35     4.86         29
 2001                                    68,025     1.42     4.78      1.42     4.78      1.40     4.80         27
 2000                                    67,577     1.39     4.73      1.39     4.73      1.38     4.74         53
Class R (2/97)
 2004                                     5,534      .62     5.12       .62     5.12       .61     5.12         25
 2003                                     5,177      .61     5.42       .61     5.42       .61     5.42         25
 2002                                     4,449      .60     5.62       .60     5.62       .60     5.62         29
 2001                                     2,546      .67     5.54       .67     5.54       .65     5.56         27
 2000                                     3,111      .64     5.50       .64     5.50       .63     5.51         53
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
86

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                    Investment Operations        Less Distributions
                                                 ---------------------------  -----------------------


INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                       Beginning       Net    Invest-             Net                  Ending
                                             Net   Invest-       ment         Invest-                     Net
                                           Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended April 30,                       Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                     $11.19      $.49      $(.32) $ .17    $(.50)   $  --  $(.50) $10.86      1.50%
 2003                                      10.78       .51        .42    .93     (.52)      --   (.52)  11.19      8.80
 2002                                      10.71       .53        .08    .61     (.54)      --   (.54)  10.78      5.75
 2001                                      10.35       .54        .36    .90     (.54)      --   (.54)  10.71      8.86
 2000                                      11.16       .54       (.79)  (.25)    (.54)    (.02)  (.56)  10.35     (2.19)
Class B (2/97)
 2004                                      11.20       .41       (.34)   .07     (.41)      --   (.41)  10.86       .65
 2003                                      10.78       .43        .43    .86     (.44)      --   (.44)  11.20      8.07
 2002                                      10.72       .45        .07    .52     (.46)      --   (.46)  10.78      4.87
 2001                                      10.35       .46        .37    .83     (.46)      --   (.46)  10.72      8.17
 2000                                      11.16       .46       (.79)  (.33)    (.46)    (.02)  (.48)  10.35     (2.94)
Class C (9/94)
 2004                                      11.11       .43       (.33)   .10     (.43)      --   (.43)  10.78       .91
 2003                                      10.69       .45        .42    .87     (.45)      --   (.45)  11.11      8.31
 2002                                      10.63       .46        .07    .53     (.47)      --   (.47)  10.69      5.05
 2001                                      10.26       .48        .36    .84     (.47)      --   (.47)  10.63      8.36
 2000                                      11.05       .47       (.77)  (.30)    (.47)    (.02)  (.49)  10.26     (2.64)
Class R (12/86)
 2004                                      11.16       .51       (.32)   .19     (.52)      --   (.52)  10.83      1.67
 2003                                      10.74       .53        .43    .96     (.54)      --   (.54)  11.16      9.10
 2002                                      10.68       .55        .06    .61     (.55)      --   (.55)  10.74      5.84
 2001                                      10.31       .56        .37    .93     (.56)      --   (.56)  10.68      9.18
 2000                                      11.11       .56       (.78)  (.22)    (.56)    (.02)  (.58)  10.31     (1.94)
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------
                                                  Before Credit/         After          After Credit/
                                                  Reimbursement     Reimbursement(c)   Reimbursement(d)
INSURED                                         -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended April 30,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                  $200,862      .81%    4.43%      .81%    4.43%      .81%    4.43%        16%
 2003                                   193,907      .81     4.66       .81     4.66       .80     4.66         31
 2002                                   142,345      .84     4.86       .84     4.86       .84     4.87         35
 2001                                   120,700      .83     5.10       .83     5.10       .82     5.11         20
 2000                                   109,729      .83     5.09       .83     5.09       .83     5.09         44
Class B (2/97)
 2004                                    44,231     1.57     3.68      1.57     3.68      1.56     3.69         16
 2003                                    44,579     1.56     3.91      1.56     3.91      1.55     3.91         31
 2002                                    30,529     1.59     4.11      1.59     4.11      1.59     4.12         35
 2001                                    24,161     1.58     4.35      1.58     4.35      1.57     4.35         20
 2000                                    17,035     1.59     4.35      1.59     4.35      1.58     4.35         44
Class C (9/94)
 2004                                    35,547     1.36     3.88      1.36     3.88      1.36     3.88         16
 2003                                    33,172     1.36     4.10      1.36     4.10      1.35     4.11         31
 2002                                    21,871     1.39     4.31      1.39     4.31      1.39     4.32         35
 2001                                    14,858     1.38     4.55      1.38     4.55      1.37     4.56         20
 2000                                    10,990     1.38     4.54      1.38     4.54      1.38     4.54         44
Class R (12/86)
 2004                                   634,616      .61     4.63       .61     4.63       .61     4.63         16
 2003                                   678,397      .61     4.86       .61     4.86       .60     4.87         31
 2002                                   653,220      .64     5.06       .64     5.06       .64     5.07         35
 2001                                   640,759      .63     5.30       .63     5.30       .62     5.31         20
 2000                                   636,872      .63     5.28       .63     5.28       .62     5.29         44
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
87

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                Investment Operations        Less Distributions
                                             ---------------------------  -----------------------


INTERMEDIATE DURATION



                                                              Net
                                                        Realized/
                                   Beginning       Net Unrealized             Net                  Ending
                                         Net   Invest-    Invest-         Invest-                     Net
                                       Asset      ment  ment Gain            ment  Capital          Asset     Total
Year Ended April 30,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (6/95)
 2004                                  $9.32      $.39      $(.22) $ .17    $(.41)   $(.07) $(.48)  $9.01      1.86%
 2003                                   9.27       .44        .10    .54     (.44)    (.05)  (.49)   9.32      5.85
 2002                                   9.23       .45        .05    .50     (.45)    (.01)  (.46)   9.27      5.54
 2001                                   8.91       .45        .33    .78     (.45)    (.01)  (.46)   9.23      8.99
 2000                                   9.57       .45       (.65)  (.20)    (.45)    (.01)  (.46)   8.91     (2.02)
Class B (2/97)
 2004                                   9.33       .32       (.22)   .10     (.34)    (.07)  (.41)   9.02      1.07
 2003                                   9.27       .37        .10    .47     (.36)    (.05)  (.41)   9.33      5.15
 2002                                   9.23       .38        .05    .43     (.38)    (.01)  (.39)   9.27      4.73
 2001                                   8.91       .38        .34    .72     (.39)    (.01)  (.40)   9.23      8.19
 2000                                   9.57       .39       (.66)  (.27)    (.38)    (.01)  (.39)   8.91     (2.78)
Class C (6/95)
 2004                                   9.33       .34       (.22)   .12     (.36)    (.07)  (.43)   9.02      1.27
 2003                                   9.27       .39        .10    .49     (.38)    (.05)  (.43)   9.33      5.35
 2002                                   9.22       .40        .06    .46     (.40)    (.01)  (.41)   9.27      5.05
 2001                                   8.90       .40        .33    .73     (.40)    (.01)  (.41)   9.22      8.36
 2000                                   9.57       .40       (.66)  (.26)    (.40)    (.01)  (.41)   8.90     (2.71)
Class R (11/76)
 2004                                   9.33       .41       (.22)   .19     (.43)    (.07)  (.50)   9.02      2.06
 2003                                   9.28       .46        .09    .55     (.45)    (.05)  (.50)   9.33      6.05
 2002                                   9.24       .47        .05    .52     (.47)    (.01)  (.48)   9.28      5.74
 2001                                   8.91       .47        .34    .81     (.47)    (.01)  (.48)   9.24      9.32
 2000                                   9.58       .47       (.66)  (.19)    (.47)    (.01)  (.48)   8.91     (1.93)
---------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                              Ratios/Supplemental Data
                                   -----------------------------------------------------------------------------
                                                Before Credit/         After          After Credit/
                                                Reimbursement     Reimbursement(c)   Reimbursement(d)
INTERMEDIATE DURATION                         -----------------  -----------------  -----------------
                                                          Ratio              Ratio              Ratio
                                                         of Net             of Net             of Net
                                                        Invest-            Invest-            Invest-
                                              Ratio of     ment  Ratio of     ment  Ratio of     ment
                                              Expenses   Income  Expenses   Income  Expenses   Income
                                       Ending       to       to        to       to        to       to
                                          Net  Average  Average   Average  Average   Average  Average  Portfolio
                                       Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended April 30,                    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------------------
Class A (6/95)
 2004                              $  234,434      .78%    4.23%      .78%    4.23%      .78%    4.24%        63%
 2003                                 269,694      .79     4.67       .79     4.67       .79     4.67         28
 2002                                 258,363      .80     4.83       .80     4.83       .79     4.83         15
 2001                                 192,021      .79     4.90       .79     4.90       .78     4.91          9*
 2000                                 116,621      .80     5.01       .80     5.01       .79     5.02         13
Class B (2/97)
 2004                                  37,167     1.53     3.48      1.53     3.48      1.53     3.48         63
 2003                                  35,116     1.54     3.93      1.54     3.93      1.53     3.93         28
 2002                                  18,837     1.55     4.08      1.55     4.08      1.54     4.09         15
 2001                                  12,912     1.54     4.15      1.54     4.15      1.53     4.16          9*
 2000                                  11,560     1.55     4.27      1.55     4.27      1.54     4.28         13
Class C (6/95)
 2004                                  62,461     1.33     3.66      1.33     3.66      1.33     3.67         63
 2003                                  48,890     1.34     4.12      1.34     4.12      1.34     4.13         28
 2002                                  31,690     1.35     4.28      1.35     4.28      1.34     4.28         15
 2001                                  18,421     1.34     4.35      1.34     4.35      1.33     4.36          9*
 2000                                   6,920     1.35     4.47      1.35     4.47      1.34     4.48         13
Class R (11/76)
 2004                               2,373,846      .58     4.44       .58     4.44       .58     4.44         63
 2003                               2,557,682      .59     4.87       .59     4.87       .59     4.87         28
 2002                               2,550,022      .60     5.03       .60     5.03       .59     5.03         15
 2001                               2,531,085      .59     5.11       .59     5.11       .58     5.11          9*
 2000                               2,495,259      .59     5.21       .59     5.21       .59     5.22         13
-----------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Nuveen Intermediate Municipal Bond Fund of $53,652,345 were excluded from the portfolio turnover rate calculation.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
88

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                                    Investment Operations       Less Distributions
                                                 ---------------------------  ----------------------


LIMITED TERM



                                                                  Net
                                                            Realized/
                                       Beginning       Net Unrealized             Net                 Ending
                                             Net   Invest-    Invest-         Invest-                    Net
                                           Asset      ment  ment Gain            ment  Capital         Asset     Total
Year Ended April 30,                       Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
 2004                                     $10.86      $.37      $(.10) $ .27    $(.35)     $-- $(.35) $10.78      2.53%
 2003                                      10.72       .42        .16    .58     (.44)      --  (.44)  10.86      5.52
 2002                                      10.63       .48        .10    .58     (.49)      --  (.49)  10.72      5.54
 2001                                      10.35       .49        .28    .77     (.49)      --  (.49)  10.63      7.62
 2000                                      10.89       .49       (.55)  (.06)    (.48)      --  (.48)  10.35      (.57)
Class C (12/95)
 2004                                      10.84       .33       (.09)   .24     (.32)      --  (.32)  10.76      2.20
 2003                                      10.70       .37        .18    .55     (.41)      --  (.41)  10.84      5.18
 2002                                      10.61       .44        .10    .54     (.45)      --  (.45)  10.70      5.20
 2001                                      10.34       .45        .28    .73     (.46)      --  (.46)  10.61      7.16
 2000                                      10.87       .45       (.54)  (.09)    (.44)      --  (.44)  10.34      (.82)
Class R (2/97)
 2004                                      10.82       .39       (.09)   .30     (.38)      --  (.38)  10.74      2.77
 2003                                      10.68       .43        .18    .61     (.47)      --  (.47)  10.82      5.77
 2002                                      10.60       .50        .09    .59     (.51)      --  (.51)  10.68      5.70
 2001                                      10.33       .51        .28    .79     (.52)      --  (.52)  10.60      7.78
 2000                                      10.87       .51       (.55)  (.04)    (.50)      --  (.50)  10.33      (.35)
------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------
                                                  Before Credit/         After          After Credit/
                                                  Reimbursement     Reimbursement(c)   Reimbursement(d)
LIMITED TERM                                    -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended April 30,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (10/87)
 2004                                  $523,396      .73%    3.36%      .73%    3.36%      .73%    3.36%        29%
 2003                                   508,735      .73     3.85       .73     3.85       .72     3.86         31
 2002                                   405,542      .75     4.46       .75     4.46       .73     4.47         26
 2001                                   359,383      .76     4.65       .76     4.65       .76     4.65         22
 2000                                   382,808      .73     4.63       .73     4.63       .73     4.63         37
Class C (12/95)
 2004                                   355,503     1.08     3.01      1.08     3.01      1.08     3.01         29
 2003                                   330,728     1.08     3.45      1.08     3.45      1.08     3.46         31
 2002                                   148,198     1.09     4.11      1.09     4.11      1.08     4.12         26
 2001                                    75,476     1.11     4.30      1.11     4.30      1.11     4.30         22
 2000                                    77,228     1.08     4.28      1.08     4.28      1.08     4.28         37
Class R (2/97)
 2004                                    11,931      .53     3.56       .53     3.56       .53     3.56         29
 2003                                     8,308      .53     3.99       .53     3.99       .53     3.99         31
 2002                                     3,219      .52     4.64       .52     4.64       .51     4.65         26
 2001                                       384      .56     4.84       .56     4.84       .56     4.85         22
 2000                                       335      .53     4.81       .53     4.81       .53     4.81         37
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereafter referred to as the "Funds") at April 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended April 30, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated June 7, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
June 17, 2004


----
90

                                     Notes

----
91

                                     Notes

----
92

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*       Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga (Center for Russel
333 W. Wacker Drive                                      Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                        President and Chief Executive Officer of
                                                         Blanton-Peale Institute (since 1990); prior
                                                         thereto, Vice President, Metropolitan Life
                                                         Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick*         Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
93

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or  Including other Directorships                  Overseen by
and Address            the Funds      Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand*  Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                           charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                Sales at The Northern Trust Company.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Peter R. Sawers*       Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                             University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management
                                                   consulting firm; Chartered Financial
                                                   Analyst; Certified Management Consultant;
                                                   Director, Executive Service Corps of
                                                   Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                            Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                Miller-Valentine Realty, a construction
Chicago, IL 60606                                  company; Chair, Miami Valley Hospital;
                                                   Chair, Dayton Development Coalition;
                                                   formerly, Member, Community Advisory Board,
                                                   National City Bank, Dayton, Ohio and
                                                   Business Advisory Council, Cleveland Federal
                                                   Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Sheila W. Wellington*  Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                            Business School (since 2003); formerly,
333 W. Wacker Drive                                President (since 1993) of Catalyst (a
Chicago, IL 60606                                  not-for-profit organization focusing on
                                                   women's leadership development in business
                                                   and the professions).


--------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.

----
94

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------

Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Treasurer of Nuveen
                                                  Rittenhouse Asset Management, Inc. (since
                                                  2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

----
95

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
96

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
97

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-NAT-0404D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

Mr. Bennett served as the audit committee financial expert for the reporting period. However, Mr. Bennett has informally advised the board of directors that he plans to resign from the board in the near future. The Nominating and Governance Committee has begun a search to find a suitable replacement for Mr. Bennett.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                               Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
April 30, 2004                                      to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American                                         $ 14,692                $ 0                 $  423                 $ 0
High Yield                                             17,662                  0                    411                   0
Intermediate Duration                                  75,817                  0                  3,476                   0
Limited Term                                           28,433                  0                  1,116                   0
National Insured                                       29,679                  0                  1,168                   0
                                                     --------                ---                  -----                 ---
   Total                                             $166,283                $ 0                 $6,594                 $ 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                                               Percentage Approved Pursuant to Pre-approval Exception
                                                ------------------------------------------------------------------------------------
                                                Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
                                                    to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American                                                0%                 0%                     0%                  0%
High Yield                                                  0                  0                      0                   0
Intermediate Duration                                       0                  0                      0                   0
Limited Term                                                0                  0                      0                   0
National Insured                                            0                  0                      0                   0

Fiscal Year Ended                               Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
April 30, 2003                                      to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American                                         $ 14,195                $ 0                  $ 658                 $ 0
High Yield                                              9,932                  0                    658                   0
Intermediate Duration                                  79,714                  0                    658                   0
Limited Term                                           25,912                  0                    658                   0
National Insured                                       28,977                  0                    658                   0
                                                     --------                ---                  -----                 ---
   Total                                             $158,730                $ 0                 $3,290                 $ 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                                               Percentage Approved Pursuant to Pre-approval Exception
                                               -------------------------------------------------------------------------------------
                                                Audit Fees Billed      Audit-Related Fees          Tax Fees         All Other Fees
                                                    to Funds             Billed to Funds        Billed to Funds     Billed to Funds
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American                                                N/A                N/A                    N/A                  N/A
High Yield                                                  N/A                N/A                    N/A                  N/A
Intermediate Duration                                       N/A                N/A                    N/A                  N/A
Limited Term                                                N/A                N/A                    N/A                  N/A
National Insured                                            N/A                N/A                    N/A                  N/A


                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.


                                          Audit-Related Fees        Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and           Adviser and             Billed to Adviser
Fiscal Year Ended                         Affiliated Fund             Affiliated Fund          and Affiliated Fund
April 30, 2004                           Service Providers           Service Providers          Service Providers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  >
                                                    $ 0                        $ 0                       $ 0




                                                 Percentage Approved Pursuant to Pre-approval Exception
                                        --------------------------------------------------------------------------------------------
                                          Audit-Related Fees        Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and           Adviser and             Billed to Adviser
                                          Affiliated Fund             Affiliated Fund          and Affiliated Fund
                                         Service Providers           Service Providers          Service Providers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  >
                                                    0%                       0%                         0%




                                          Audit-Related Fees        Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and           Adviser and             Billed to Adviser
Fiscal Year Ended                         Affiliated Fund             Affiliated Fund          and Affiliated Fund
April 30, 2003                           Service Providers           Service Providers          Service Providers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  >
                                                    $ 0                        $ 0                       $ 0




                                                 Percentage Approved Pursuant to Pre-approval Exception
                                        --------------------------------------------------------------------------------------------
                                          Audit-Related Fees        Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and           Adviser and             Billed to Adviser
                                          Affiliated Fund             Affiliated Fund          and Affiliated Fund
                                         Service Providers           Service Providers          Service Providers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  >
                                                    0%                       0%                         0%




The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                                  Total Non-Audit Fees
                                                                  billed to Adviser and
                                                                 Affiliated Fund Service   Total Non-Audit Fees
                                                                 Providers (engagements    billed to Adviser and
                                                                 related directly to the  Affiliated Fund Service
Fiscal Year Ended                          Total Non-Audit Fees  operations and financial  Providers (all other
April 30, 2004                                Billed to Trust    reporting of the Trust)       engagements)             Total
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American                                           $  423                $ 0                    $ 0               $  423
High Yield                                                411                  0                      0                  411
Intermediate Duration                                   3,476                  0                      0                3,476
Limited Term                                            1,116                  0                      0                1,116
National Insured                                        1,168                  0                      0                1,168
                                                       ------                ---                    ---               ------
  Total                                                $6,594                $ 0                    $ 0               $6,594

                                                                  Total Non-Audit Fees
                                                                  billed to Adviser and
                                                                 Affiliated Fund Service   Total Non-Audit Fees
                                                                 Providers (engagements    billed to Adviser and
                                                                 related directly to the  Affiliated Fund Service
Fiscal Year Ended                          Total Non-Audit Fees  operations and financial  Providers (all other
April 30, 2003                                Billed to Trust    reporting of the Trust)       engagements)             Total
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American                                         $  658                  $ 0                    $ 0               $  658
High Yield                                              658                    0                      0                  658
Intermediate Duration                                   658                    0                      0                  658
Limited Term                                            658                    0                      0                  658
National Insured                                        658                    0                      0                  658
                                                     ------                  ---                    ---               ------
  Total                                              $3,290                  $ 0                    $ 0               $3,290


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date July 7, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date July 7, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date July 7, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.